SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT

CARBIZ USA INC.,
CARBIZ AUTO CREDIT, INC.,
CARBIZ AUTO CREDIT JV1, LLC,
CARBIZ AUTO CREDIT AQ, INC., and
TEXAS AUTO CREDIT, INC.
as Borrowers,

CARBIZ INC.,
as a Guarantor,

SWC SERVICES LLC,
as Initial Lender,

THE OTHER LENDERS FROM TIME TO TIME PARTY HERETO,

SWC SERVICES LLC,
as Administrative Agent,

and

AGM, LLC,
as Additional Collateral Agent

Up to $111,975,000 Revolving and Term Loan Facilities

December 24, 2007

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Schedules and Exhibits

Schedule A
Exhibit A – Request for Advance
Exhibit B – Request for Return of Collateral
Exhibit C – Availability Report
Exhibit D – Schedule of Receivables and Assignment
Exhibit E – Compliance Certificate
Exhibit F-1 – Form of Receivable Note A
Exhibit F-2 – Form of Inventory Note A
Exhibit F-3 – Form of Term Note A
Exhibit F-1 – Form of Receivable Note B
Exhibit F-2 – Form of Inventory Note B
Exhibit F-3 – Form of Term Note B
Exhibit G – Loss to Liquidation Report
Exhibit H – Static Pool Report
Exhibit I – Tier 2 Guidelines

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SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT

     THIS SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Agreement”) dated as of December 24, 2007 is entered into by and among (a) CARBIZ USA INC., a Delaware corporation (“Carbiz USA”), CARBIZ AUTO CREDIT, INC., a Florida corporation (“Carbiz Auto”), CARBIZ AUTO CREDIT JV1, LLC, a Florida limited liability company (“Carbiz LLC”), CARBIZ AUTO CREDIT AQ, INC., a Florida corporation (“Carbiz AQ”) and TEXAS AUTO CREDIT, INC., a Florida corporation (“Houston Auto”; Houston Auto, Carbiz USA, Carbiz Auto, Carbiz LLC and Carbiz AQ are sometimes referred to herein individually as a “Borrower” and, collectively, as the “Borrowers”), (b) CARBIZ INC., an Ontario corporation (“Carbiz Parent”), as a Guarantor (as defined below), (c) SWC SERVICES LLC, a Delaware limited liability company, for itself as a lender (the “Initial Lender”), (d) the other Lenders (as defined below) from time to time party hereto, (e) SWC SERVICES LLC, a Delaware limited liability company, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and (f) AGM, LLC, a Delaware limited liability company, as additional collateral agent for the Lenders (in such capacity, the “Additional Collateral Agent”).

ARTICLE 1
DEFINITIONS

     Section 1.1. DEFINITIONS. As used in this Agreement, each of the following terms has the meaning given to such term in this Section 1.1 or in the schedules, sections and subsections referred to below.

     ACCOUNT. The term “Account” shall have the meaning given to such term in the UCC.

     ACCOUNT CONTROL AGREEMENT. The term “Account Control Agreement” shall mean those certain Account Control Agreements between one or more Related Parties, Administrative Agent or Additional Collateral Agent, as applicable, and the banking institutions listed on Schedule A (or such other banking institutions at which a Related Party opens a deposit account from time to time in accordance with the terms hereof), pursuant to which the Administrative Agent or Additional Collateral Agent, as applicable, establishes “control” over the subject accounts therein of such Related Parties, in accordance with the UCC.

     ACCOUNT DEBTOR. The term “Account Debtor” shall mean any Person that is an obligor (including without limitation any co-signor) in respect of any Receivable.

     ACT. The term “Act” shall mean the United States Securities Act of 1933, as amended.

     ADDITIONAL SUMS. The term “Additional Sums” shall have the meaning given to such term in Section 2.12(b) of this Agreement.

     ADDITIONAL TERM B AMORTIZATION BALANCE. The term “Additional Term B Amortization Balance” shall mean the outstanding principal balance of the Additional Term Loan B Advances as of 5:00 p.m. (Chicago, Illinois time) on July 1, 2008.

     AFFILIATE. The term “Affiliate” shall mean, with respect to any Person (i) any Person that directly or indirectly controls such Person, (ii) any Person which is controlled by or is under common control with such controlling Person, (iii) each of such Person's officers or directors (or Persons functioning in substantially similar roles) and the spouses, parents, descendants and siblings of such officers, directors or other Persons. As used in this definition, the term “Control” of a Person means the possession, directly or indirectly, of the power to vote five percent (5%) or more of any class of voting securities of such Person or to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

     AGING PROCEDURES. The term “Aging Procedures” shall have the meaning set forth in Section 1.1(a)(i) of Schedule A attached hereto.

     AGREEMENT. The term “Agreement” shall mean this Amended and Restated Loan and Security Agreement by and among the Lenders, the Administrative Agent, the Additional Collateral Agent, the Borrowers and the Guarantors party hereto, and any amendment, supplement, restatement, modifications or extension hereof.

     AGREEMENT TO OPERATE. The term “Agreement to Operate” shall mean that certain Agreement to Operate dated as of the date hereof by and between AGM, LLC and Houston Auto

     AMOUNT OF INVENTORY CREDIT LINE A. The term “Amount of Inventory Credit Line A” shall mean Two Million and No/100 Dollars ($2,000,000.00) .

     AMOUNT OF INVENTORY CREDIT LINE B. The term “Amount of Inventory Credit Line B” shall mean Two Million and No/100 Dollars ($2,000,000.00), as such amount may be adjusted pursuant to Section 2.19 hereof.

     AMOUNT OF RECEIVABLES CREDIT LINE A. The term “Amount of Receivables Credit Line A” shall mean Twenty-Three Million and No/100 Dollars ($23,000,000.00) .

     AMOUNT OF RECEIVABLES CREDIT LINE B. The term “Amount of Receivables Credit Line B” shall mean Fifteen Million and No/100 Dollars ($15,000,000.00), as such amount may be adjusted pursuant to Section 2.19 hereof.

     APPLICABLE STATED INTEREST RATE. The term “Applicable Stated Interest Rate” shall mean, with respect to the Receivables Loan A, the Inventory Loan A, the Term Loan A, the Receivables Loan B, the Inventory Loan B, the Term Loan B shall be the “Receivable A Stated Rate”, the “Inventory A Stated Rate”, the “Term Loan A Stated Rate,” the “Receivable B Stated Rate”, the “Inventory B Stated Rate”, and the “Term Loan B Stated Rate,” respectively, and, with respect to all other Indebtedness, the Receivable A Stated Rate.

     APPLICABLE USURY LAW. The term “Applicable Usury Law” shall mean all federal and state usury Laws applicable to the Loans, the Indebtedness, this Agreement and the other Loan Documents.

     APPROVED STATE. The term “Approved State” shall have the meaning set forth in Section 1.1(a)(ii) of Schedule A attached hereto.

     ASSET PURCHASE AGREEMENTS. The term “Asset Purchase Agreement” shall mean, individually and collectively, the Texas Asset Purchase Agreement, the Subsequent Texas Asset Purchase Agreement and the Calcott Asset Purchase Agreement.

     ASSIGNEE. The term “Assignee” shall have the meaning set forth in Section 10.3(b) hereof.

     ASSIGNMENT AND ACCEPTANCE. The term “Assignment and Acceptance” shall mean an Assignment and Acceptance Agreement executed pursuant to the terms of Section 10.3 hereof, in a form reasonably acceptable to Administrative Agent and the parties thereto.

     AUTO TITLE. The term “Auto Title” shall mean the certificate of title issued by the department of transportation or other corresponding instrumentality or agency of any state that relates to an automobile or other vehicle which is collateral for a Receivable or constitutes Automobile Inventory, as applicable.

     AUTOMOBILE INVENTORY. The term “Automobile Inventory” shall mean all automobiles, light trucks and other vehicles owned by the Borrowers.

     AVAILABILITY ON ELIGIBLE INVENTORY A. The term “Availability on Eligible Inventory A” shall have the meaning set forth in Section 2.2(a)(i) of Schedule A attached hereto.

     AVAILABILITY ON ELIGIBLE INVENTORY B. The term “Availability on Eligible Inventory A” shall have the meaning set forth in Section 2.2(a)(ii) of Schedule A attached hereto.

     AVAILABILITY ON ELIGIBLE RECEIVABLES A. The term “Availability on Eligible Receivables A” shall have the meaning set forth in Section 2.1(b)(i) of Schedule A attached hereto.

     AVAILABILITY ON ELIGIBLE RECEIVABLES B. The term “Availability on Eligible Receivables B” shall have the meaning set forth in Section 2.1(b)(ii) of Schedule A attached hereto.

     AVAILABILITY REPORT. The term “Availability Report” shall mean an Availability Report in the form of Exhibit C attached hereto.

     BORROWER REPRESENTATIVE. The term “Borrower Representative” shall mean Carbiz USA, in its capacity as Borrower Representative pursuant to Section 10.2 hereof.

     BUSINESS DAY. The term “Business Day” shall mean a day, other than a Saturday or Sunday, on which commercial banks are open for business to the public in Chicago, Illinois.

     CALCOTT AUTOMOBILE INVENTORY. The term “Calcott Automobile Inventory” shall mean the Automobile Inventory that originally was the subject of Consumer Loan

Documents acquired by Carbiz AQ pursuant to the Calcott Asset Purchase Agreement and subsequently repossessed or otherwise reacquired by Carbiz AQ after the date hereof.

     CALCOTT ASSET PURCHASE AGREEMENT. The term “Calcott Asset Purchase Agreement” shall mean that certain Asset Purchase Agreement dated as of October 1, 2007 by and among Carbiz AQ, Astra Financial Services, Inc., a Nevada corporation, Calcars AB, Inc., an Illinois corporation, and John R. Calcott, an individual.

     CALCOTT RECEIVABLES. The term “Calcott Receivables” shall mean the Receivables consisting of consumer auto loans acquired by Carbiz AQ pursuant to the terms of the Calcott Asset Purchase Agreement

     CARBIZ AQ CUSTODIAN AGREEMENT. The term “Carbiz AQ Custodian Agreement” shall mean that certain Custodial Agreement dated as of April 11, 2006 (and amended as of the date hereof pursuant to the First Amendment to Custodial Agreement dated as of the date hereof among Administrative Agent, Additional Collateral Agent, The Calcott Companies, Inc., Astra Financial Services, Inc., Calcars AB, Inc., Borrowers and CAR Financial Services, Inc., as Custodian) among Borrowers, Administrative Agent, Additional Collateral Agent and the Custodian party thereto, as the same may be amended, supplemented, restated or otherwise modified in accordance with the terms thereof.

     CARBIZ JV PURCHASE. The term “Carbiz JV Purchase” means the purchase by Carbiz USA of the JV Shares from JV Partner following the Closing Date (pursuant to documentation in form and substance reasonably satisfactory to Administrative Agent) in exchange for (i) common shares of Carbiz Parent having a market value not to exceed $400,000 as of the date of such Carbiz JV Purchase and (ii) the issuance of the JV Purchase Note.

     CLOSING DATE. The term “Closing Date” shall mean December 24, 2007.

     CODE. The term “Code” shall mean the United States Internal Revenue Code of 1986, as amended from time to time.

     COLLATERAL. The term “Collateral” shall have the meaning set forth in Section 3.1. hereof.

     COLLECTION ACCOUNT. The term “Collection Account” shall mean any of the deposit accounts set forth in Section 3.9 of Schedule A attached hereto held in the name of Administrative Agent or Additional Collateral Agent, as applicable, or any such other account as may be designated to the Borrowers by Administrative Agent or Additional Collateral Agent in writing from time to time upon not less than two (2) Business Days prior written notice.

     COMMITMENT FEE. The term “Commitment Fee” shall have the meaning for such term set forth in Section 2.12 of this Agreement.

     COMMONLY CONTROLLED ENTITY. The term “Commonly Controlled Entity” shall mean an entity, whether or not incorporated, which is under common control with any Related Party or Validity Guarantor within the meaning of Section 414(b) or (c) of the Code.

     CONSUMER LOAN DOCUMENTS. The term “Consumer Loan Documents” shall mean all promissory notes, chattel paper, retail installment contracts, security agreements or other similar documents, agreements, instruments and writings evidencing or securing a Receivable which have been executed by an Account Debtor and any guarantor of the related Receivable and are payable to or in favor of a Borrower.

     CUSTODIAL CERTIFICATE. The term “Custodial Certificate” shall have the meaning for such term set forth in the Custodian Agreements.

     CUSTODIAN. The term “Custodian” shall mean (i) LaSalle Bank, NA, and its successors and permitted assigns, in connection with the Existing Carbiz Custodian Agreement, (ii) CAR Financial Services, Inc., and its successors and assigns, in connection with the Carbiz AQ Custodian Agreement and (iii) CAR Financial Services, Inc., and its successors and assigns, in connection with the Texas Legacy Custodian Agreement.

     CUSTODIAN AGREEMENT. The term “Custodian Agreement” means the Existing Carbiz Custodian Agreement, the Carbiz AQ Custodian Agreement, or the Texas Legacy Custodian Agreement, as the context requires, and “Custodian Agreements” means the Existing Carbiz Custodian Agreement, the Carbiz AQ Custodian Agreement and the Texas Legacy Custodian Agreement, collectively.

     DEFAULT. The term “Default” shall mean an event which with the passage of time or notice or both would constitute an Event of Default.

     DEFAULT RATE. The term “Default Rate” shall have the meaning for such term set forth in Section 2.13 of this Agreement.

     DISTRIBUTION. The term “Distribution” shall mean, during any period of determination, (i) any dividends or other distribution of earnings to any Related Party’s shareholders, members or equity holders, (ii) the net increase in the outstanding balance of all obligations or indebtedness due from any Related Party’s shareholders, members or equity holders to such Related Party and (iii) the net decrease in the outstanding balance of all obligations or indebtedness due from any Related Party to such Related Party’s shareholders, members or equity holders.

     DOLLARS. The term “Dollars” and the symbol “$” shall mean the lawful currency of the United States of America.

     EBITDA. The term “EBITDA” shall mean, for any period of determination, all earnings of Carbiz Parent and its consolidated Subsidiaries for said period before (a) all interest and tax obligations for said period, (b) depreciation for said period, and (c) amortization for said period, determined in accordance with GAAP on a consistent basis with the latest financial statements of Carbiz Parent and its consolidated Subsidiaries, but excluding the effect of extraordinary or non-reoccurring gains or losses for such period.

     ELIGIBLE INVENTORY. The term “Eligible Inventory” shall mean, individually and collectively, Eligible Inventory A and Eligible Inventory B.

     ELIGIBLE INVENTORY A. The term “Eligible Inventory A” shall have meaning for such term set forth in Section 1.1(b)(i) of Schedule A attached hereto.

     ELIGIBLE INVENTORY B. The term “Eligible Inventory B” shall have meaning for such term set forth in Section 1.1(b)(ii) of Schedule A attached hereto.

     ELIGIBLE RECEIVABLES. The term “Eligible Receivables” shall mean, individually and collectively, Eligible Receivables A and Eligible Receivables B.

     ELIGIBLE RECEIVABLES A. The term “Eligible Receivables A” shall have the meaning for such term set forth in Section 1.1(a)(iii) of Schedule A attached hereto.

     ELIGIBLE RECEIVABLES B. The term “Eligible Receivables B” shall have the meaning for such term set forth in Section 1.1(a)(vi) of Schedule A attached hereto.

     ERISA. The term “ERISA” shall mean the United States Employee Retirement Income Security Act of 1974, as amended from time to time.

     EVENT OF DEFAULT. The term “Event of Default” shall have the meaning given to such term in Section 7.1.

     EXISTING CARBIZ CUSTODIAN AGREEMENT. The term “Existing Carbiz Custodian Agreement” shall mean that certain Custodial Agreement dated as of March 23, 2007 among certain of the Borrowers, Administrative Agent and the Custodian party thereto, as supplemented by that certain joinder to custodian agreement dated as of the date hereof by Houston Auto and as the same may be amended, supplemented, restated or otherwise modified in accordance with the terms thereof.

     EXISTING CARBIZ LOAN AGREEMENT. The term “Existing Carbiz Loan Agreement” shall mean that certain Amended and Restated Loan and Security Agreement dated as of October 1, 2007, as amended, restated, supplemented or otherwise modified from time to time immediately prior to the effectiveness of this Agreement, by and among Carbiz USA, Carbiz Auto, Carbiz LLC and Carbiz AQ, as “Borrowers” thereunder, Carbiz Parent, as a “Guarantor” thereunder, SWC Services LLC, as the “Administrative Agent” thereunder and the “Lenders” party thereto.

     FIRST INTEREST RATE A INCREASE PERIOD. The term “First Interest Rate A Increase Period” shall mean the period commencing October 1, 2008 and continuing through January 31, 2009.

     FIRST INTEREST RATE B INCREASE PERIOD. The term “First Interest Rate B Increase Period” shall mean the period commencing January 1, 2009 and continuing through April 30, 2009.

     FOURTH TRANCHE COMMITMENT INCREASE. The term “Fourth Tranche Commitment Increase” shall mean the increase of (i) the Amount of Receivables Credit Line B hereunder from $45,000,000 to $60,000,000 and (ii) the Amount of Inventory Credit Line B hereunder from $3,000,000 to $4,000,000 in accordance with Section 2.19(c) hereof.

     FOURTH TRANCHE EFFECTIVE DATE. The term “Fourth Tranche Effective Date” shall mean the date on which the Borrowers shall satisfy the terms and conditions precedent to the Fourth Tranche Commitment Increase as set forth in Section 2.19(c) hereof.

     GAAP. The term “GAAP” shall mean generally accepted accounting principles and other standards as promulgated by the American Institute of Certified Public Accountants.

     GUARANTOR. The term “Guarantor” shall mean Carbiz Parent and each other Person or Persons (other than a Validity Guarantor or JV Partner) who now or hereafter execute a Guaranty Agreement in favor of Administrative Agent, for the benefit of the Lender Parties, with respect to all or any part of the Indebtedness.

     GUARANTY AGREEMENT. The term “Guaranty Agreement” shall mean (i) that certain Guaranty and Security Agreement dated as of March 23, 2007 by Carbiz Parent in favor of Administrative Agent for the benefit of the Lender Parties, (ii) that certain Limited Recourse Guaranty and Pledge Agreement dated as of March 23, 2007 by the JV Partner in favor of Administrative Agent for the benefit of the Lender Parties, (iii) each Validity Guaranty, and (iv) each other guaranty of all or part of the Indebtedness from time to time executed by a Guarantor in favor of Administrative Agent, for the benefit of the Lender Parties, in each case, in form and substance satisfactory to Administrative Agent.

     INDEBTEDNESS. The term “Indebtedness” shall mean all amounts advanced hereunder by Lenders to Borrowers (including, without limitation, the Loans) together with all other amounts owing or becoming owing to any Lender Party by any Borrower, any Guarantor, any Validity Guarantor or any other Related Party under or pursuant to the Loan Documents, the Texas Asset Purchase Agreement or the Subsequent Texas Purchase Agreement, whether direct or indirect, absolute or contingent, now or hereafter existing.

     INITIAL BORROWERS. The term “Initial Borrowers” shall mean, individually and collectively, each of Carbiz USA, Carbiz Auto, Carbiz LLC and Carbiz AQ.

     INITIAL TERM B AMORTIZATION BALANCE. The term “Initial Term B Amortization Balance” shall mean the outstanding principal balance of the Initial Term Loan B as of 5:00 p.m. (Chicago, Illinois time) on January 1, 2010.

     INTEREST COVERAGE RATIO. The term “Interest Coverage Ratio” shall mean, at any time of determination, the ratio of Carbiz Parent’s and its consolidated Subsidiaries’ EBITDA divided by Carbiz Parent’s and its consolidated Subsidiaries’ Interest Expense, in each case for the immediately preceding two (2) calendar month period.

     INTEREST EXPENSE. The term “Interest Expense” shall mean, during the period of determination, the total interest expense of Carbiz Parent and its consolidated Subsidiaries, including, without limitation, all interest paid or accrued with respect to (a) the Loans and all other outstanding Indebtedness, (b) the Trafalgar Subordinated Debt and (c) the Management Subordinated Debt; provided, that, notwithstanding the foregoing, interest on the Trafalgar Subordinated Debt and/or Management Subordinated Debt paid by the issuance of equity of Carbiz Parent pursuant to the terms of the Trafalgar Subordinated Debt Documents or

Management Subordinated Debt Documents (and not in cash) shall not be deemed to constitute interest expense for the purpose hereof.

     INVENTORY A ADVANCE RATE. The term “Inventory A Advance Rate” shall have the meaning set forth in Section 2.2(a)(i) of Schedule A attached hereto.

     INVENTORY B ADVANCE RATE. The term “Inventory B Advance Rate” shall have the meaning set forth in Section 2.2(a)(ii) of Schedule A attached hereto.

     INVENTORY A LOAN ADVANCE. The term “Inventory A Loan Advance” shall have the meaning given to such term in Section 2.2(a) hereof.

     INVENTORY LOAN A. The term “Inventory Loan A” shall have the meaning set forth in Section 2.2(a) hereof.

     INVENTORY LOAN B. The term “Inventory Loan B” shall have the meaning set forth in Section 2.5(a) hereof.

     INVENTORY B LOAN ADVANCE. The term “Inventory B Loan Advance” shall have the meaning given to such term in Section 2.5(a) hereof.

     INVENTORY LOANS. The term “Inventory Loans” shall mean collectively, the Inventory Loan A and the Inventory Loan B.

     INVENTORY NOTE A. The term “Inventory Note A” shall mean, individually and collectively, any promissory note of Borrowers issued to Initial Lender (or subsequently reissued by the Borrowers to an assignee of Initial Lender pursuant to Section 10.3 hereof) in respect of an Inventory Loan A hereunder, as such promissory note may be amended, modified, supplemented or restated from time to time, and any substitutions for or renewals of such promissory note.

     INVENTORY NOTE B. The term “Inventory Note B” shall mean, individually and collectively, any promissory note of Houston Auto issued to Initial Lender (or subsequently reissued by Houston Auto to an assignee of Initial Lender pursuant to Section 10.3 hereof) in respect of an Inventory Loan B hereunder, as such promissory note may be amended, modified, supplemented or restated from time to time, and any substitutions for or renewals of such promissory note.

     INVENTORY PURCHASER. The term “Inventory Purchaser” shall mean any Person that purchases Automobile Inventory from a Borrower.

     INVENTORY A STATED RATE. The term “Inventory A Stated Rate” shall mean twelve percent (12%) per annum.

     INVENTORY B STATED RATE. The term “Inventory B Stated Rate” shall mean twelve percent (12%) per annum.

     ITEMS. The term “Items” shall mean all cash payments, checks, drafts, or similar items of payment upon and/or proceeds of the Receivables and/or Automobile Inventory.

     JV PARTNER. The term “JV Partner” shall mean JonRoss Inc., a Florida corporation.

     JV PURCHASE NOTE. The term “JV Purchase Note” shall mean an unsecured promissory note issued by Carbiz USA to JV Partner in an original principal amount not to exceed $200,000, which promissory note shall be in form and substance reasonably satisfactory to Administrative Agent and shall (i) provide for monthly payments of interest in kind at a per annum rate not to exceed 8% (and shall not provide for any cash payment of interest), (ii) not require or permit payments of principal prior to maturity, and (iii) shall provide for the maturity of such promissory note and the payment of outstanding principal (including principal consisting of interest paid in kind) on the one year anniversary of such promissory note.

     JV SHARES. The term “JV Shares” shall mean the limited liability company membership interests of Carbiz LLC owned by JV Partner as of the Closing Date, which membership interests constitute fifty percent (50%) of the outstanding membership interests of Carbiz LLC.

     LANDLORD WAIVERS. The term “Landlord Waivers” shall mean all waivers, consents, agreements for quiet attornment, collateral access agreements and other agreements with lessors of Borrowers, as may be required by Administrative Agent and each in form and substance satisfactory to Administrative Agent.

     LAW. The term “Law” shall mean any statute, law, regulation, ordinance, rule, treaty, judgment, order, decree, permit, concession, franchise, license, agreement or other governmental restriction of the United States or any state or political subdivision thereof or of any foreign country (including, without limitation, Canada) or any department, state, province or other political subdivision thereof.

     LENDER. The term “Lender” shall mean each of the Initial Lender and its permitted assigns pursuant to Section 10.3 of this Agreement, and the successors thereof.

     LENDER PARTIES. The term “Lender Parties” shall mean Administrative Agent, Additional Collateral Agent and all Lenders.

     LEVERAGE RATIO. The term “Leverage Ratio” shall mean, on any date of determination, an amount equal to the ratio of: (a) the amount of the total Liabilities of Carbiz Parent and its consolidated Subsidiaries on such date, including the outstanding balance of the Indebtedness, divided by (b) the amount of Carbiz Parent’s and its consolidated Subsidiaries’ Tangible Net Worth.

     LIABILITIES. The term “Liabilities” shall mean, as to any Person, all indebtedness, liabilities and obligations of such Person, whether matured or unmatured, liquidated or unliquidated, primary or secondary, direct or indirect, absolute, fixed or contingent, and whether or not required to be considered pursuant to GAAP.

     LIEN. The term “Lien” shall mean, with respect to any property or assets, any right or interest therein of a creditor to secure Liabilities owed to it or any other arrangement with such creditor which provides for the payment of such Liabilities out of such property or assets or which allows such creditor to have such Liabilities satisfied out of such property or assets prior to the general creditors of any owner thereof, including any lien, mortgage, security interest, pledge, deposit, rights of a vendor under any title retention or conditional sale agreement or lease substantially equivalent thereto, tax lien, mechanic’s or materialman’s lien, or any other charge or encumbrance for security purposes, whether arising by Law or agreement or otherwise, but excluding any right of offset which arises without agreement in the ordinary course of business. “Lien” also includes any financing statement, any registration of a pledge (such as with an issuer of uncertificated securities), or any other arrangement or action which would serve to perfect a Lien described in the preceding sentence, regardless of whether such financing statement is filed, such registration is made, or such arrangement or action is undertaken before or after such Lien exists.

     LIQUIDATED DAMAGES. The term “Liquidated Damages” shall have the meaning set forth in Section 2.11 of Schedule A attached hereto.

     LOANS. The term “Loans” shall mean, collectively, the Receivables Loan A, the Inventory Loan A, the Term Loan A, the Receivable Loan B, the Inventory Loan B and the Term Loan B.

     LOAN ADVANCE. The term “Loan Advance” shall mean, individually and collectively, each Loan A Advance and each Loan B Advance hereunder.

     LOAN A ADVANCE. The term “Loan A Advance” shall mean, individually and collectively, each Inventory Loan A Advance, each Receivable Loan A Advance and each advance of the Term Loan A hereunder.

     LOAN B ADVANCE. The term “Loan B Advance” shall mean, individually and collectively, each Inventory Loan B Advance, each Receivable Loan B Advance and each advance of the Term Loan B hereunder.

     LOAN DOCUMENTS. The term “Loan Documents” shall mean this Agreement, the Notes, each Guaranty Agreement, each Pledge Agreement, each Security Agreement, the Subordination Agreement(s), the Custodian Agreements, the Account Control Agreements, and all other documents, instruments, writings and other agreements executed in connection with this Agreement, together with any and all renewals, amendments, restatements or replacements thereof and all exhibits, schedules and annexes thereto.

     LOSS TO LIQUIDATION RATIO. The term “Loss to Liquidation Ratio” shall mean, as of any date of determination, a percentage equal to (i) the amount of Receivables which became charged-off receivables during the period of 3 to 12 consecutive calendar months then most recently ended less recoveries of any cash or equivalent for wholesale value for vehicles resold during such period with respect to any charged-off receivables, divided by (ii) the aggregate amount of collections (payments and payoffs) and charged-off receivables, before recoveries of cash or equivalents, during such corresponding 3 to 12 month period.

     LOT CODE. The term “Lot Code” shall mean the identification codes applied to Borrowers’ Receivables and Automobile Inventory pursuant to the software system used by Borrowers for the purpose of monitoring Receivables and Automobile Inventory.

     MANAGEMENT SUBORDINATED DEBT. The term “Management Subordinated Debt” shall mean the Liabilities of Carbiz Parent to the Management Subordinated Lenders pursuant to the Management Subordinated Debt Documents, the principal amount of which shall not exceed $800,000 at any time (plus interest capitalized or paid in kind pursuant to the terms thereof).

     MANAGEMENT SUBORDINATED DEBT DOCUMENTS. The term “Management Subordinated Debt Documents” shall mean a collective reference to the Secured Convertible Debentures dated on or about October 1, 2007 issued by Carbiz Parent to the Management Subordinated Lenders and each other document and agreement executed and delivered in connection therewith.

     MANAGEMENT SUBORDINATED LENDERS. The term “Management Subordinated Lenders” shall mean, collectively, the members of management of Carbiz Parent and its Subsidiaries and the other Persons issued Secured Convertible Debentures on the date hereof constituting Management Subordinated Debt Documents, together with their permitted successors and assigns pursuant to the terms of the Management Subordination Agreement.

     MANAGEMENT SUBORDINATION AGREEMENT. The term “Management Subordination Agreement” shall mean that certain Subordination and Intercreditor Agreement dated on or about October 1, 2007 by and among Administrative Agent, Additional Collateral Agent, the Borrowers, the Guarantors and the Management Subordinated Lenders, as the same may be amended, supplemented or otherwise modified in accordance with the terms thereof.

     MATURITY DATE. The term “Maturity Date” shall mean (i) for the Receivables Loan A and the Inventory Loan A, October 1, 2011, (ii) for the Term Loan A, April 1, 2011, (iii) for the Receivables Loan B and the Inventory Loan B, October 1, 2011 and (iv) for the Term Loan B, April 1, 2011.

     MAXIMUM AGGREGATE CREDIT LINE A. The term “Maximum Aggregate Credit Line A” shall mean Thirty Million and No/100 Dollars ($30,000,000.00) .

     MAXIMUM AMOUNT OF AN ELIGIBLE RECEIVABLE A. The term “Maximum Amount of an Eligible Receivable A” shall have the meaning set forth in Section 1.1(a)(iv) of Schedule A attached hereto.

     MAXIMUM AMOUNT OF AN ELIGIBLE RECEIVABLE B. The term “Maximum Amount of an Eligible Receivable B” shall have the meaning set forth in Section 1.1(a)(vii) of Schedule A attached hereto.

     MAXIMUM RATE. The term “Maximum Rate” shall mean the highest lawful and nonusurious rate of interest that at any time or from time to time may be contracted for, taken, reserved, charged, or received on the Notes and the Indebtedness under Applicable Usury Law.

     MAXIMUM TERM OF AN ELIGIBLE RECEIVABLE A. The term “Maximum Term of an Eligible Receivable A” shall have the meaning set forth in Section 1.1(a)(v) of Schedule A attached hereto.

     MAXIMUM TERM OF AN ELIGIBLE RECEIVABLE B. The term “Maximum Term of an Eligible Receivable B” shall have the meaning set forth in Section 1.1(a)(viii) of Schedule A attached hereto.

     MORTGAGES. The term “Mortgages” shall mean those certain mortgages or deeds of trust executed by each Related Party that owns any real estate being mortgaged to the Administrative Agent or Additional Collateral Agent, for the benefit of the Lender Parties, in form and substance reasonably satisfactory to Administrative Agent or Additional Collateral Agent, as applicable.

     NET INCOME. The term “Net Income” shall mean, with respect to any period, the net earnings of Carbiz Parent and its consolidated Subsidiaries (excluding all extraordinary gains or nonrecurring income) before provision for income taxes for such period, all as reflected on the financial statements of Carbiz Parent and its consolidated Subsidiaries supplied to Administrative Agent pursuant to Section 6.5 hereof.

     NOTES. The term “Notes” shall mean, individually and collectively, the Receivables Note A, the Inventory Note A, the Term Note A, the Receivables Note B, the Inventory Note B and the Term Note B.

     “OCCC” means the Texas Office of the Consumer Credit Commissioner.

     “OCCC License” means that certain Motor Vehicle Sales Finance License (License No. 12391-51449) issued by the OCCC to AGM, LLC, under Chapter 348 of the Texas Finance Code

     OPERATING ACCOUNT. The term “Operating Account” shall mean the deposit accounts of a Borrower identified in Section 2.1(c) of Schedule A hereto, together with any replacement deposit accounts subject to an Account Control Agreement from time to time identified by the Borrower Representative to Administrative Agent in writing.

     ORIGINAL CARBIZ LOAN AGREEMENT. The term “Original Carbiz Loan Agreement” shall mean that certain Loan and Security Agreement dated as of March 23, 2007, as amended, restated, supplemented or otherwise modified from time to time immediately prior to the effectiveness of the Existing Carbiz Loan Agreement, by and among Carbiz USA, Carbiz Auto and Carbiz LLC, as “Borrowers” thereunder, Carbiz Parent, as a “Guarantor” thereunder, SWC Services LLC, as the “Administrative Agent” thereunder and the “Lenders” party thereto.

     ORIGINAL CLOSING DATE. The term “Original Closing Date” shall mean March 23, 2007.

     OUTSIDE DIRECTOR. The term “Outside Director” shall have the meaning given to such term is Section 6.8.

     PATRIOT ACT. The term “Patriot Act” shall mean the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, P.L. 107-56, as amended.

     PERSON. The term “Person” shall mean an individual, partnership, corporation, limited liability company, limited liability partnership, joint venture, joint stock company, association, trust, unincorporated organization or any other entity or organization, including without limitation a government or agency or political subdivision thereof.

     PLAN. The term “Plan” shall mean any pension plan that is covered by Title IV of ERISA and with respect to which Borrower or a Commonly Controlled Entity is an “Employer” as defined in Section 3(5) of ERISA.

     PLEDGE AGREEMENT. The term “Pledge Agreement” shall mean, collectively, those certain pledge agreements dated as of the Original Closing Date by each of Carbiz Parent, Carbiz USA, and Carbiz Auto in favor of Administrative Agent, for the benefit of the Lender Parties, together with each other pledge agreement from time to time executed by a Related Party in favor of Administrative Agent or Additional Collateral Agent, for the benefit of the Lender Parties, securing all or any part of the Indebtedness.

     RECEIVABLE A STATED RATE. The term “Receivable A Stated Rate” shall mean twelve percent (12%) per annum.

     RECEIVABLE B STATED RATE. The term “Receivable B Stated Rate” shall mean twelve percent (12%) per annum.

     RECEIVABLES. The term “Receivables” shall mean all Accounts of the Borrowers and any other right of a Borrower to receive payment, including, without limitation, all loans, extensions of credit or a Borrower’s right to payment for goods sold or services rendered by such Borrower.

     RECEIVABLES A ADVANCE RATE. The term “Receivables A Advance Rate” shall have the meaning set forth in Section 2.1(b)(i) of Schedule A attached hereto.

     RECEIVABLES B ADVANCE RATE. The term “Receivables B Advance Rate” shall have the meaning set forth in Section 2.1(b)(ii) of Schedule A attached hereto.

     RECEIVABLES LOAN A ADVANCE. The term “Receivables Loan A Advance” shall have the meaning given to such term in Section 2.1(a) .

     RECEIVABLES LOAN B ADVANCE. The term “Receivables Loan B Advance” shall have the meaning given to such term in Section 2.4(a) .

     RECEIVABLES LOANS. The term “Receivables Loans” shall mean collectively, the Receivables Loan A and the Receivables Loan B.

     RECEIVABLES NOTE A. The term “Receivables Note A” shall mean, individually and collectively, any promissory note of the Borrowers issued to Initial Lender (or subsequently re-

issued by the Borrowers to an assignee of Initial Lender pursuant to Section 10.3 hereof) in respect of a Receivables Loan A hereunder, as such promissory note may be amended, modified, supplemented or restated from time to time, and any substitutions for or renewals of such promissory note.

     RECEIVABLES NOTE B. The term “Receivables Note B” shall mean, individually and collectively, any promissory note of the Borrowers issued to Initial Lender (or subsequently reissued by the Borrowers to an assignee of Initial Lender pursuant to Section 10.3 hereof) in respect of a Receivables Loan B hereunder, as such promissory note may be amended, modified, supplemented or restated from time to time, and any substitutions for or renewals of such promissory note.

     RELATED PARTY. The term “Related Party” shall mean, collectively, each Borrower, each Guarantor, each Subsidiary of a Borrower and/or Carbiz Parent and each Subsidiary and/or Affiliate of a Borrower and/or a Guarantor that is a party to this Agreement or any other Loan Document (other than a Validity Guarantor or JV Partner).

     REQUEST FOR ADVANCE. The term “Request for Advance” shall mean a written request for an advance in the form of Exhibit A attached hereto and made a part hereof.

     REQUIRED LENDERS. The term “Required Lenders” shall mean, at any one time, any group of Lenders holding commitments to make Receivables Loan A Advances, Inventory Loan A Advances, Receivables Loan B Advances, Inventory Loan B Advances, together with the principal amount of the Term Loan A and Term Loan B, which constitute a majority of the then aggregate outstanding commitments to make Receivables Loan A Advances, Inventory Loan A Advances, Receivables Loan B Advances, Inventory Loan B Advances, and the principal amount of the Term Loan A and Term Loan B; provided that if the commitments to make Receivables Loan A Advances, Inventory Loan A Advances, Receivables Loan B Advances and Inventory Loan B Advances have terminated or expired, then “Required Lenders” shall mean, at any one time, any group of Lenders holding the principal amount of Loans which constitute a majority of the then aggregate outstanding principal amount of the Loans.

     RESTATEMENT CLOSING DATE. The term “Restatement Closing Date shall mean October 1, 2007.

     SCHEDULE A. The term “Schedule A” shall mean Schedule A of this Agreement of even date herewith executed by the Borrowers, as amended, supplemented or restated from time to time, upon written agreement of Administrative Agent, Required Lenders and the Borrowers.

     SCHEDULE OF RECEIVABLES AND ASSIGNMENT. The term “Schedule of Receivables and Assignment” shall mean an assignment in the form and substance of Exhibit D attached hereto.

     SECOND INTEREST RATE A INCREASE PERIOD. The term “Second Interest Rate A Increase Period” shall mean the period commencing February 1, 2009 and continuing through July 31, 2009.

     SECOND INTEREST RATE B INCREASE PERIOD. The term “Second Interest Rate B Increase Period” shall mean the period commencing May 1, 2009 and continuing through October 31, 2009.

     SECOND TRANCHE COMMITMENT INCREASE. The term “Second Tranche Commitment Increase” shall mean the increase of (i) the Amount of Receivables Credit Line B hereunder from $15,000,000 to $30,000,000 and (ii) the Amount of Inventory Credit Line B hereunder from $2,000,000 to $2,500,000 in accordance with Section 2.19(a) hereof.

     SECOND TRANCHE EFFECTIVE DATE. The term “Second Tranche Effective Date” shall mean the date on which the Borrowers shall satisfy the terms and conditions precedent to the Second Tranche Commitment Increase as set forth in Section 2.19(a) hereof.

     SECURITY AGREEMENTS. The term “Security Agreements” shall mean each security agreement from time to time executed by a Related Party in favor of Administrative Agent OR Additional Collateral Agent, for the benefit of the Lender Parties, securing all or any part of the Indebtedness.

     SID/GPS DEVICE. The term “SID/GPS Device” shall mean a starter interrupt / GPS tracking device of a type satisfactory to Administrative Agent.

     STATIC POOL. The term “Static Pool” shall mean a series of consumer loans underwritten with the same criteria during the same month, quarter, or year.

     SUBORDINATED DEBT. The term “Subordinated Debt” shall mean the aggregate amount of any Liabilities of any Related Party to any Person that are issued in an amount and on terms and conditions acceptable to Administrative Agent and Lenders and subordinated in all respects, including, but not limited to, the right of payment, to the prior payment in full of the Indebtedness pursuant to a Subordination Agreement, in each case, in form and substance satisfactory to Administrative Agent. Trafalgar Subordinated Debt and Management Subordinated Debt shall be deemed to be Subordinated Debt.

     SUBORDINATION AGREEMENT. The term “Subordination Agreement” shall mean, collectively, the Trafalgar Subordination Agreement, the Management Subordination Agreement and each other subordination and intercreditor agreement executed by a holder of Subordinated Debt in favor of Administrative Agent and the Lenders, which Subordination Agreement is in form and substance satisfactory to the Administrative Agent in its sole discretion.

     SUBSEQUENT TEXAS ASSET PURCHASE AGREEMENT. The term “Subsequent Texas Asset Purchase Agreement” shall mean an Asset Purchase to be dated on or about January 10, 2008 by and among Houston Auto and the “Seller” party thereto to be entered into by Houston Auto pursuant to the terms of Section 14 of the Texas Asset Purchase Agreement.

     SUBSIDIARY. The term “Subsidiary” shall mean, with respect to any Person, (i) any corporation of which an aggregate of more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, capital stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned legally or beneficially by such Person or one or more Subsidiaries of such Person, or with respect to which any such Person has the right to vote or designate the vote of more than fifty percent (50%) of such capital stock whether by proxy, agreement, operation of law or otherwise, and (ii) any partnership or limited liability company in which such Person and/or one or more Subsidiaries of such Person shall have an interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%) or of which any such Person is a general partner or may exercise the powers of a general partner. Unless the context otherwise requires, each reference to a Subsidiary shall be a reference to a Subsidiary of a Borrower. For purposes of the Loan Documents, Carbiz LLC shall at all times be deemed a Subsidiary of Carbiz USA.

     TANGIBLE NET WORTH. The term “Tangible Net Worth” shall mean, at any time of determination, an amount equal to (a) the shareholder's equity of Carbiz Parent and its consolidated Subsidiaries on such date, determined in accordance with GAAP, minus (b) the aggregate amount on such date of all intangible assets and all assets consisting of obligations due to Carbiz Parent and its consolidated Subsidiaries from shareholders, directors, officers, any Guarantor or any Affiliate of a Borrower or a Guarantor hereunder (other than Carbiz Parent and its Subsidiaries themselves).

     TERM A AMORTIZATION BALANCE. The term “Term A Amortization Balance” shall mean the outstanding principal balance of the Term Loan A as of 5:00 p.m. (Chicago, Illinois time) on April 30, 2010.

     TERM LOAN A. The term “Term Loan A” shall have the meaning set forth in Section 2.3 hereof.

     TERM LOAN B. The term “Term Loan B” shall have the meaning set forth in Section 2.6 hereof.

     TERM LOANS. The term “Term Loans” shall mean collectively, the Term Loan A and the Term Loan B.

     TERM NOTE A. The term “Term Note A” shall mean, individually and collectively, any promissory note of Borrowers issued to Initial Lender (or subsequently re-issued by the Borrowers to an assignee of Initial Lender pursuant to Section 10.3 hereof) in respect of the Term Loan A hereunder, as such promissory note may be amended, modified, supplemented or restated from time to time, and any substitutions for or renewals of such promissory note.

     TERM NOTE B. The term “Term Note B” shall mean, individually and collectively, any promissory note of Houston Auto issued to Initial Lender (or subsequently re-issued by the Borrowers to an assignee of Initial Lender pursuant to Section 10.3 hereof) in respect of the Term Loan B hereunder, as such promissory note may be amended, modified, supplemented or restated from time to time, and any substitutions for or renewals of such promissory note.

     TERM LOAN A STATED RATE. The term “Term Loan A Stated Rate” shall mean twelve percent (12%) per annum.

     TERM LOAN B STATED RATE. The term “Term Loan B Stated Rate” shall mean twelve percent (12%) per annum.

     TERMINATION DATE. The term “Termination Date” shall have the meaning given to such term in Section 2.11 of this Agreement.

     TERMINATION NOTICE. The term “Termination Notice” shall have the meaning given to such term in Section 2.11 of this Agreement.

     TEXAS ASSET PURCHASE AGREEMENT. The term “Texas Asset Purchase Agreement” shall mean that certain Asset Purchase Agreement dated as of December 24, 2007 by and among Houston Auto and the “Seller” party thereto.

     TEXAS LEGACY AUTOMOBILE INVENTORY. The term “Texas Legacy Automobile Inventory” shall mean (i) the Automobile Inventory acquired by Houston Auto pursuant to the Texas Asset Purchase Agreement and (ii) any Automobile Inventory that originally was the subject of Consumer Loan Documents acquired by Houston Auto pursuant to the Texas Asset Purchase Agreement and subsequently repossessed or otherwise reacquired by Houston Auto after the date hereof.

     TEXAS LEGACY RECEIVABLES. The term “Texas Legacy Receivables” shall mean the Receivables consisting of consumer auto loans acquired by Houston Auto pursuant to the terms of the Texas Asset Purchase Agreement or the Subsequent Texas Asset Purchase Agreement.

     TEXAS LEGACY CUSTODIAN AGREEMENT. The term “Texas Legacy Custodian Agreement” shall mean a Custodial Agreement by and among Houston Auto, Administrative Agent and the Custodian party thereto, which Custodial Agreement shall be in form and substance satisfactory to Administrative Agent, as the same may be amended, supplemented, restated or otherwise modified in accordance with the terms thereof.

     THIRD INTEREST RATE A INCREASE PERIOD. The term “Third Interest Rate A Increase Period” shall mean the period commencing August 1, 2009 and continuing through January 31, 2010.

     THIRD INTEREST RATE B INCREASE PERIOD. The term “Third Interest Rate B Increase Period” shall mean the period commencing November 1, 2009 and continuing through April 30, 2010.

     THIRD TRANCHE COMMITMENT INCREASE. The term “Third Tranche Commitment Increase” shall mean the increase of (i) the Amount of Receivables Credit Line B hereunder from $30,000,000 to $45,000,000 and (ii) the Amount of Inventory Credit Line B hereunder from $2,500,000 to $3,000,000 in accordance with Section 2.19(b) hereof.

     THIRD TRANCHE EFFECTIVE DATE. The term “Third Tranche Effective Date” shall mean the date on which the Borrowers shall satisfy the terms and conditions precedent to the Third Tranche Commitment Increase as set forth in Section 2.19(b) hereof.

     TIER 2 ELIGIBLE RECEIVABLE A. The term “Tier 2 Eligible Receivable A” shall mean an Eligible Receivable A having (i) a Maximum Amount of an Eligible Receivable A in excess of $6,500 or (ii) a Maximum Term of an Eligible Receivable A in excess of 120 weeks, in each case, as a result of its satisfaction of the Tier 2 Guidelines.

     TIER 2 ELIGIBLE RECEIVABLE B. The term “Tier 2 Eligible Receivable B” shall mean an Eligible Receivable B having (i) a Maximum Amount of an Eligible Receivable B in excess of $6,500 or (ii) a Maximum Term of an Eligible Receivable B in excess of 120 weeks, in each case, as a result of its satisfaction of the Tier 2 Guidelines.

     TIER 2 GUIDELINES. The term “Tier 2 Guidelines” shall mean the finance requirement guidelines attached hereto as Exhibit I, as such guidelines may be amended from time to time; provided that such amendments have been approved by Administrative Agent and Required Lenders in writing.

     TRAFALGAR SUBORDINATED DEBT. The term “Trafalgar Subordinated Debt” shall mean a collective reference to the Liabilities of Carbiz Parent to the Trafalgar Subordinated Lenders pursuant to the Trafalgar Subordinated Debt Documents, the principal amount of which shall not exceed (i) $2,500,000 with respect to the Trafalgar Subordinated Debt Documents described in clause (i) of the definition thereof, (ii) $1,000,000 with respect to the Trafalgar Subordinated Debt Documents described in clause (ii) of the definition thereof and (iii) $1,500,000 with respect to the Trafalgar Subordinated Debt Documents described in clause (iii) of the definition thereof, in each case plus interest capitalized or paid in kind pursuant to the terms thereof.

     TRAFALGAR SUBORDINATED DEBT DOCUMENTS. The term “Trafalgar Subordinated Debt Documents” shall mean a collective reference to (i) that certain Securities Purchase Agreement dated as of February 28, 2007 between Carbiz Parent and the Trafalgar Subordinated Lenders, each Secured Convertible Debenture issued by Carbiz Parent thereunder and each other document and agreement executed and delivered in connection therewith, (ii) that certain Securities Purchase Agreement dated as of August 31, 2007 between Carbiz Parent and the Trafalgar Subordinated Lenders, each Secured Convertible Debenture issued by Carbiz Parent thereunder and each other document and agreement executed and delivered in connection therewith and (iii) that certain Securities Purchase Agreement dated as of September 26, 2007 between Carbiz Parent and the Trafalgar Subordinated Lenders, each Secured Convertible Debenture issued by Carbiz Parent thereunder and each other document and agreement executed and delivered in connection therewith.

     TRAFALGAR SUBORDINATED LENDERS. The term “Trafalgar Subordinated Lenders” shall mean, collectively, Trafalgar Capital Specialized Investment Fund, Luxembourg, a Luxembourg SICAV fund, together with its permitted successors and assigns pursuant to the terms of the Trafalgar Subordination Agreement.

     TRAFALGAR SUBORDINATION AGREEMENT. The term “Trafalgar Subordination Agreement” shall mean that certain Subordination and Intercreditor Agreement dated as of March 23, 2007 by and among Administrative Agent, the Borrowers, the Guarantors and the Trafalgar Subordinated Lenders, as the same has been amended pursuant to that certain Consent and Amendment to Subordination Agreement dated August 31, 2007 and that certain Consent and Second Amendment to Subordination Agreement dated September 26, 2007, and as the same may hereafter be amended, supplemented or otherwise modified in accordance with the terms thereof.

     UCC. The term “UCC” shall mean the Uniform Commercial Code as in effect in the State of Illinois.

     UNDERWRITING GUIDELINES. The term “Underwriting Guidelines” shall mean the Borrowers’ customary credit and underwriting guidelines as of the date hereof, a copy of which has been delivered to Administrative Agent, as such guidelines are amended from time to time; provided that such amendments have been approved by Administrative Agent and Required Lenders in writing.

     VALIDITY GUARANTOR. The term “Validity Guarantor” shall mean each of Carl W. Ritter, Ross Richard Lye and Stanton C. Heintz.

     VALIDITY GUARANTY. The term “Validity Guaranty” shall mean each Limited Validity Guaranty by the Validity Guarantors in favor of Administrative Agent for the benefit of the Lender Parties.

     VOLUNTARY TERMINATION. The term “Voluntary Termination” shall have the meaning given to such term in Section 2.11 of this Agreement.

     Section 1.2. EXHIBITS AND SCHEDULES; ADDITIONAL DEFINITIONS. All Exhibits and Schedules attached to this Agreement are a part hereof for all purposes. Reference is hereby made to Schedule A for the meaning of certain terms defined therein and used but not defined herein, which definitions are incorporated herein by reference. All terms defined in the UCC and not otherwise defined herein (including, without limitation, certificated security, chattel paper, commercial tort claims, deposit accounts, documents, equipment, fixtures, general intangibles, goods, instruments, inventory, investment property, letter-of-credit rights, supporting obligations, uncertificated security and proceeds) shall have the meanings assigned to them in the UCC.

     Section 1.3. AMENDMENT OF DEFINED DOCUMENTS. Unless the context otherwise requires or unless otherwise provided herein the terms defined in this Agreement which refer to a particular agreement, instrument or document also refer to and include all renewals, extensions, modifications, amendments and restatements of such agreement, instrument or documents provided that nothing contained in this Section shall be construed to authorize any such renewal, extension, modification, amendment or restatement.

     Section 1.4. REFERENCES AND TITLES. All references in this Agreement to Exhibits, Schedules, articles, sections, subsections and other subdivisions refer to the Exhibits, Schedules, articles, sections, subsections and other subdivisions of this Agreement unless expressly provided otherwise. Exhibits and Schedules to any Loan Document shall be deemed incorporated by reference in such Loan Document. References to any document, instrument, or agreement (a) shall include all exhibits, schedules and other attachments thereto and (b) shall include all documents, instruments or agreements issued or executed in replacement thereof.

Titles appearing at the beginning of any subdivisions are for convenience only and do not constitute any part of such subdivisions and shall be disregarded in construing the language contained in such subdivisions. The words “this Agreement”, “herein”, “hereof”, “hereby”, “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The phrases “this section” and “this subsection” and similar phrases refer only to the sections or subsections hereof in which such phrases occur. The word “or” is not exclusive, and the word “including” (in its various forms) means “including without limitation”. References to “days” shall mean calendar days unless the term Business Day is used. Unless otherwise specified, references herein to any particular Person also refer to its successors and permitted assigns. The meanings of defined terms shall be equally applicable to the singular and plural forms of the defined terms.

ARTICLE 2
LOAN(S), INTEREST RATE AND OTHER CHARGES

     Section 2.1. RECEIVABLES LOAN A.

          (a) Subject to the terms, covenants and conditions hereinafter set forth (including, without limitation, the terms set forth in Schedule A attached hereto), Initial Lender agrees to, upon the Borrower Representative’s request from time to time (but in no event more often than, together with any Inventory Loan A Advances made pursuant to Section 2.2, one (1) time per week), until the applicable Maturity Date, to make loans to the Initial Borrowers (collectively, the “Receivables Loan A” and each advance thereof a “Receivables Loan A Advance”), in an aggregate amount (including accrued but unpaid interest thereon) not to exceed at any time outstanding the lesser of the following: (i) the Amount of Receivables Credit Line A as in effect from time to time or (ii) the Availability on Eligible Receivables A. In no event shall Initial Lender be required to fund Receivables Loan A Advances if after giving effect to any Receivables Loan A Advance either (i) the aggregate amount of the outstanding Receivables Loan A would exceed the Amount of Receivables Credit Line A then in effect or (ii) the aggregate amount of the Loan A Advances would exceed the Maximum Aggregate Credit Line A. Within the limits of this Section 2.1, Initial Borrowers may borrow, repay and reborrow the Receivables Loan A. The Borrowers acknowledge and agree that certain Receivables Loan A Advances were made prior to the date hereof pursuant to the terms of the Existing Credit Agreement, and that as of the date hereof, the aggregate outstanding principal amount of the Receivables Loan A is $472,216.12.

          (b) The obligation of the Borrowers to repay to a Lender the aggregate amount of each Receivables Loan A Advance made by such Lender (whether directly or as assignee of another Lender), together with interest accruing in connection therewith, shall be evidenced by a Receivables Note A in substantially the form of Exhibit F-1 attached hereto and made a part hereof, issued in the principal amount of such Receivables Loan A Advance and dated the date on which the proceeds of such Receivables Loan A Advance are advanced hereunder to or for the account of the Initial Borrowers. The amount of principal owing on any Receivables Note A at any given time shall be the aggregate amount of the Receivables Loan A Advance evidenced thereby minus all payments of principal theretofore received by the Administrative Agent on such Receivables Note A. Interest on each Receivables Note A shall accrue and be due and payable as provided herein and therein. Each Receivables Note A shall be due and payable as provided herein and therein and the principal amount of the Loan Advance evidenced thereby, together with all accrued and unpaid interest thereon, shall be due and payable in full on the Maturity Date applicable to the Receivables Loan A and Borrowers jointly and severally unconditionally promise to pay each Receivables Note A and the outstanding Receivables Loan A and all other outstanding Indebtedness, to the extent not earlier paid in full pursuant to the terms of the Loan Documents, in full on the Maturity Date applicable to the Receivables Loan A.

          (c) The Borrower Representative, on behalf of itself and the other Initial Borrowers, will make a request for a Receivables Loan A Advance to the Administrative Agent in such manner as the Administrative Agent may from time to time prescribe. Each Receivables Loan A Advance, combined with any Inventory Loan A Advance made on the same date, shall be in a minimum amount of $100,000. In the absence of any such further direction from the Administrative Agent and subject to the provisions hereof, the Initial Borrowers shall request a Receivables Loan A Advance by having the Borrower Representative submit such request in the form of Exhibit A attached hereto (each such request, a “Request for Advance”) and an Availability Report to the Administrative Agent, together with such other information as the Administrative Agent reasonably requests in accordance with the terms hereof, and must be given so as to be received by the Administrative Agent not later than 2:00 p.m. (Chicago time) on the second Business Day prior to the requested funding date of such proposed Receivables Loan A Advance. Each Request for Advance shall specify such information as Administrative Agent may reasonably request, in each case in form and substance reasonably acceptable to Administrative Agent. Each Request for Advance shall be deemed a representation and warranty by each Borrower that (i) all conditions precedent specified in Article IV hereof with respect to such Receivables Loan A Advance are satisfied on the date of such request and (ii) no breach or default under, and no Event of Default defined or described in, this Agreement or any of the Loan Documents exists or, after giving effect to the Receivables Loan A Advance requested pursuant to such Request for Advance, will exist. Unless otherwise requested in writing by the Borrower Representative and agreed by Administrative Agent and the Required Lenders, each Receivables Loan A Advance shall be funded by the Lenders by wire transfer to the Operating Account described as the “Primary Operating Account” on Section 2.1(c) of Schedule A hereto pursuant to the wire transfer instructions set forth on Section 2.1(c) of Schedule A hereto or to another Operating Account if so requested in writing by Borrower Representative.

     Section 2.2. INVENTORY LOAN A.

          (a) Subject to the terms, covenants and conditions hereinafter set forth (including, without limitation, the terms set forth in Schedule A attached hereto), Initial Lender agrees to, upon the Borrower Representative’s request from time to time (but in no event more often than, together with any Receivables Loan A Advances made pursuant to Section 2.1, one (1) time per week), until the applicable Maturity Date, to make loans to the Initial Borrowers (collectively, the “Inventory Loan A” and each advance thereof an “Inventory Loan A Advance”), in an aggregate amount (including accrued but unpaid interest thereon) not to exceed at any time outstanding the lesser of the following: (i) the Amount of Inventory Credit Line A as in effect from time to time or (ii) the Availability on Eligible Inventory A. In no event shall Initial Lender be required to fund Inventory Loan A Advances if after giving effect to any Inventory Loan A Advance either (i) the aggregate amount of the outstanding Inventory Loan A would exceed the Amount of Inventory Credit Line A then in effect or (ii) the aggregate amount of the Loan A Advances would exceed the Maximum Aggregate Credit Line A. Within the limits of this Section 2.2, Initial Borrowers may borrow, repay and reborrow the Inventory Loan A. The Borrowers acknowledge and agree that certain Inventory Loan A Advances were made prior to the date hereof pursuant to the terms of the Existing Credit Agreement, and that as of the date hereof, the aggregate outstanding principal amount of the Inventory Loan A is $624,245.00.

          (b) The obligation of the Borrowers to repay to a Lender the aggregate amount of each Inventory Loan A Advance made by such Lender (whether directly or as assignee of another Lender), together with interest accruing in connection therewith, shall be evidenced by an Inventory Note A in substantially the form of Exhibit F-2 attached hereto and made a part hereof, issued in the principal amount of such Inventory Loan A Advance and dated the date on which the proceeds of such Inventory Loan A Advance are advanced hereunder to or for the account of the Initial Borrowers. The amount of principal owing on any Inventory Note A at any given time shall be the aggregate amount of the Inventory Loan A Advances evidenced thereby minus all payments of principal theretofore received by the Administrative Agent on such Inventory Note A. Interest on each Inventory Note A shall accrue and be due and payable as provided herein and therein. Each Inventory Note A shall be due and payable as provided herein and therein and the principal amount of the Inventory Loan A Advance evidenced thereby, together with all accrued and unpaid interest thereon, shall be due and payable in full on the Maturity Date applicable to the Inventory Loan A and Borrowers jointly and severally unconditionally promise to pay each Inventory Note A and the outstanding Inventory Loan A and all other outstanding Indebtedness, to the extent not earlier paid in full pursuant to the terms of the Loan Documents, in full on the Maturity Date applicable to the Inventory Loan A.

          (c) The Borrower Representative, on behalf of itself and the other Initial Borrowers, will make a request for an Inventory Loan A Advance to the Administrative Agent in such manner as the Administrative Agent may from time to time prescribe. Each Inventory Loan A Advance, combined with any Receivable Loan A Advance made on the same date, shall be in a minimum amount of $100,000. In the absence of any such further direction from the Administrative Agent and subject to the provisions hereof, the Initial Borrowers shall request an Inventory Loan A Advance by having the Borrower Representative submit a Request for Advance and an Availability Report to the Administrative Agent, together with such other information as the Administrative Agent reasonably requests in accordance with the terms hereof, and must be given so as to be received by the Administrative Agent not later than 2:00 p.m. (Chicago time) on the second Business Day prior to the requested funding date of such proposed Inventory Loan A Advance. Each Request for Advance shall specify such information as Administrative Agent may reasonably request, in each case in form and substance acceptable to Administrative Agent. Each Request for Advance shall be deemed a representation and warranty by each Borrower that (i) all conditions precedent specified in Article IV hereof with respect to such Inventory Loan A Advance are satisfied on the date of such request and (ii) no breach or default under, and no Event of Default defined or described in, this Agreement or any of the Loan Documents exists or, after giving effect to the Inventory Loan A Advance requested pursuant to such Request for Advance, will exist. Unless otherwise requested in writing by the Borrower Representative and agreed by Administrative Agent and the Required Lenders, each Inventory Loan A Advance shall be funded by the Lenders by wire transfer to the Operating Account described as the “Primary Operating Account” on Section 2.1(c) of Schedule A hereto pursuant to the wire transfer instructions set forth on Section 2.1(c) of Schedule A hereto or to another Operating Account if so requested in writing by Borrower Representative.

          (d) Notwithstanding the foregoing provisions of this Section 2.2 to the contrary, Administrative Agent has been advised that the Borrowers have established an Operating Account (the “Inventory A Operating Account”) for the sole purpose of holding funds to be used by the Initial Borrowers to acquire Automobile Inventory, pay for costs and expenses associated with detailing, reconditioning and otherwise preparing Automobile Inventory for resale and pay for costs and expenses relating to the installation of SID/GPS Devices in Automobile Inventory (each of the foregoing, a “Permitted A Use”). The Inventory A Operating Account is identified on Section 2.1(c) of Schedule A hereto. Borrowers hereby represent, warrant and covenant that they will not use proceeds on deposit in the Inventory A Operating Account for any purpose other than a Permitted A Use and will not maintain funds on deposit in the Inventory A Operating Account in excess of $350,000 in the aggregate at any time. Initial Borrowers shall be permitted to request an Inventory Loan A Advance (without regard to Availability on Eligible Inventory A at such time) of up to $350,000 to the Inventory A Operating Account so long as (i) all conditions to funding such Inventory Loan A Advance are satisfied (without regard to Availability on Eligible Inventory A) and (ii) the Inventory A Operating Account is covered by an Account Control Agreement in favor of Administrative Agent). Lenders shall fund their pro rata share of such requested Inventory Loan A Advance to the Inventory A Operating Account (it being agreed to and understood that the request for an Inventory Loan A Advance pursuant to this Section 2.2(d) shall not count against the limitation on the number of Loan A Advance requests that can be made per week set forth in Sections 2.1(a) and 2.2(a) hereof). On the first Business Day of each week Borrower Representative shall deliver to Administrative Agent a report in form and detail reasonably acceptable to Administrative Agent describing the amounts of all Permitted A Uses funded with proceeds on deposit in the Inventory A Operating Account during the prior week. If the Borrower Representative, on behalf of the Initial Borrowers, delivers to Administrative Agent a properly completed Request for Advance related to funding the Inventory A Operating Account, then, so long as all conditions set forth in this Agreement relating to the funding of Inventory Loan A Advances are satisfied before and after giving effect to such Inventory Loan A Advance, Lenders shall, in accordance with all other terms of this Agreement relating to the funding of Inventory Loan A Advances, fund to the Inventory A Operating Account an amount equal to $350,000 less the aggregate amount of Permitted A Uses for the preceding week.

     Section 2.3. TERM LOAN A.

          (a) Subject to the terms, covenants and conditions set forth in the Existing Credit Agreement (as amended and restated herein), Initial Lender made, (i) on the Restatement Closing Date, a term loan to the Initial Borrowers in an original principal amount equal to Eighteen Million Five Hundred Fifty-Nine Thousand Seven Hundred Eight and 87/100 Dollars ($18,559,708.87) and (ii) on October 31, 2007, a term loan to the Initial Borrowers in an original principal amount equal to Two Million Two Hundred Eighty-Five Thousand and No/100 Dollars ($2,285,000) (collectively, the “Term Loan A”). Amounts of the Term Loan A which are repaid or prepaid may not be reborrowed. The Borrowers acknowledge and agree that the aggregate outstanding principal amount of the Term Loan A as of the date hereof is $17,719,229.51.

          (b) The obligation of the Borrowers to repay to a Lender the portion of the Term Loan A made by such Lender (whether directly or as assignee of another Lender), together with interest accruing in connection therewith, shall be evidenced by a Term Note A in substantially the form of Exhibit F-3 attached hereto and made a part hereof, issued in the principal amount of such Lender’s portion of the Term Loan A and dated as of the date on which the proceeds of such portion of the Term Loan A are advanced hereunder to or for the account of the Initial Borrowers. The amount of principal owing on any Term Note A at any given time shall be the aggregate amount of the Term Loan A evidenced thereby minus all payments of principal theretofore received by the Administrative Agent on such Term Note A. Interest on each Term Note A shall accrue and be due and payable as provided herein and therein. All outstanding principal and all accrued but unpaid interest on Term Loan A shall be due and payable on the Maturity Date applicable to the Term Loan A. Borrowers jointly and severally unconditionally promise to pay each Term Note A and the outstanding principal balance of the Term Loan A in full on the Maturity Date applicable to the Term Loan A.

          (c) Initial Borrowers may request that Lenders holding portions of the Term Loan A make an additional advance under the Term Loan A in the aggregate amount of up to One Million and No/100, which advance shall constitute a portion of the outstanding principal balance of the Term Loan A for all purposes hereunder and under the other Loan Documents (such additional advance of the Term Loan A, the “Additional Term Loan A Advance”). Each Lender shall fund its pro rata share (based on such Lender’s percentage interest of the aggregate outstanding principal balance of the Term Loan A) of the Additional Term Loan A Advance requested by Initial Borrowers by wire transfer to an Operating Account designated by Borrower Representative pursuant to the wire transfer instructions set forth on Section 2.1(c) of Schedule A hereto applicable to such Operating Account. In addition to the foregoing, requests for Additional Term Loan A Advance (and Lenders’ obligations to fund same) shall be subject to the following terms and conditions: (i) no such request shall be made if an Event of Default under any of Sections 7.1(a), 7.1(b), 7.1(c) (with respect to Section 7.1(c), as a result of a breach of Sections 6.2(a), 6.2(f), 6.2(n) or 6.2(o) only), 7.1(g), 7.1(h), 7.1(i) or 7.1(n) has occurred and is continuing or would arise after giving effect to such Additional Term Loan A Advance (and no Lender shall be obligated to fund the Additional Term Loan A Advance if any such Event of Default has occurred and is continuing), (ii) the Additional Term Loan A Advance shall only be funded in one draw of up to $1,000,000 on January 2, 2008, and (iii) a request for an Additional Term Loan A Advance shall be made in writing to Administrative Agent in form and substance reasonably acceptable to Administrative Agent and must be given so as to be received by the Administrative Agent not later than 2:00 p.m. (Chicago time) on the second Business Day prior to the funding date of such proposed Additional Term Loan A Advance in accordance with the immediately preceding clause (ii). Any Lender funding the Additional Term Loan A Advance may request a new Term Note A in order to evidence its funding of such Additional Term Loan A Advance. Lenders’ commitment to fund the Additional Term Loan A Advance hereunder shall immediately and irrevocably terminate on January 2, 2008 (after giving effect to any funding of the Additional Term Loan A Advance on such date in accordance with this Section 2.3(c)) . Notwithstanding anything to the contrary contained herein, Lenders shall not be obligated to fund the Additional Term Loan A Advance if after giving effect thereto the aggregate outstanding principal balance of the Loan A Advances would exceed the Maximum Aggregate Credit Line A.

          (d) In addition to any other amounts required to be repaid or prepaid on the Term Loan A pursuant to the terms of this Agreement, Borrowers jointly and severally unconditionally agree to repay the outstanding principal balance of the Term Loan A in twelve (12) equal monthly installments equal to 1/12 of the Term A Amortization Balance on May 1, 2010 and again on the first day of each calendar month thereafter.

     Section 2.4. RECEIVABLES LOAN B.

          (a) Subject to the terms, covenants and conditions hereinafter set forth (including, without limitation, the terms set forth in Schedule A attached hereto), Initial Lender agrees to, upon the Borrower Representative’s request from time to time on behalf of Houston Auto (but in no event more often than, together with any Inventory Loan B Advances made pursuant to Section 2.5, one (1) time per week), until the applicable Maturity Date, to make loans to Houston Auto (collectively, the “Receivables Loan B” and each advance thereof a “Receivables Loan B Advance”), in an aggregate amount (including accrued but unpaid interest thereon) not to exceed at any time outstanding the lesser of the following: (i) the Amount of Receivables Credit Line B as in effect from time to time or (ii) the Availability on Eligible Receivables B. In no event shall Initial Lender be required to fund Receivables Loan B Advances if after giving effect to any Receivables Loan B Advance, the aggregate amount of the outstanding Receivables Loan B would exceed the Amount of Receivables Credit Line B then in effect. Within the limits of this Section 2.4, Houston Auto may borrow, repay and reborrow the Receivables Loan B.

          (b) The obligation of the Borrowers to repay to a Lender the aggregate amount of each Receivables Loan B Advance made by such Lender (whether directly or as assignee of another Lender), together with interest accruing in connection therewith, shall be evidenced by a Receivables Note B in substantially the form of Exhibit F-4 attached hereto and made a part hereof, issued in the principal amount of such Receivables Loan B Advance and dated the date on which the proceeds of such Receivables Loan B Advance are advanced hereunder to or for the account of Houston Auto. The amount of principal owing on any Receivables Note B at any given time shall be the aggregate amount of the Receivables Loan B Advance evidenced thereby minus all payments of principal theretofore received by the Administrative Agent on such Receivables Note B. Interest on each Receivables Note B shall accrue and be due and payable as provided herein and therein. Each Receivables Note B shall be due and payable as provided herein and therein and the principal amount of the Loan Advance evidenced thereby, together with all accrued and unpaid interest thereon, shall be due and payable in full on the Maturity Date applicable to the Receivables Loan B and Borrowers jointly and severally unconditionally promise to pay each Receivables Note B and the outstanding Receivables Loan B and all other outstanding Indebtedness, to the extent not earlier paid in full pursuant to the terms of the Loan Documents, in full on the Maturity Date applicable to the Receivables Loan B.

          (c) The Borrower Representative, on behalf of Houston Auto, will make a request for a Receivables Loan B Advance to the Administrative Agent in such manner as the Administrative Agent may from time to time prescribe. Each Receivables Loan B Advance, combined with any Inventory Loan B Advance made on the same date, shall be in a minimum amount of $100,000. In the absence of any such further direction from the Administrative Agent and subject to the provisions hereof, Houston Auto shall request a Receivables Loan B Advance by having the Borrower Representative submit such request in the form of a Request for Advance and an Availability Report to the Administrative Agent, together with such other information as the Administrative Agent reasonably requests in accordance with the terms hereof, and must be given so as to be received by the Administrative Agent not later than 2:00 p.m. (Chicago time) on the second Business Day prior to the requested funding date of such proposed Receivables Loan B Advance. Each Request for Advance shall specify such information as Administrative Agent may reasonably request, in each case in form and substance reasonably acceptable to Administrative Agent. Each Request for Advance shall be deemed a representation and warranty by each Borrower that (i) all conditions precedent specified in Article IV hereof with respect to such Receivables Loan B Advance are satisfied on the date of such request and (ii) no breach or default under, and no Event of Default defined or described in, this Agreement or any of the Loan Documents exists or, after giving effect to the Receivables Loan B Advance requested pursuant to such Request for Advance, will exist. Unless otherwise requested in writing by the Borrower Representative on behalf of Houston Auto and agreed by Administrative Agent and the Required Lenders, each Receivables Loan B Advance shall be funded by the Lenders by wire transfer to the Operating Account described as the “Houston Auto Primary Operating Account” on Section 2.1(c) of Schedule A hereto pursuant to the wire transfer instructions set forth on Section 2.1(c) of Schedule A hereto or to another Operating Account if so requested in writing by Borrower Representative.

     Section 2.5. INVENTORY LOAN B.

          (a) Subject to the terms, covenants and conditions hereinafter set forth (including, without limitation, the terms set forth in Schedule A attached hereto), Initial Lender agrees to, upon the Borrower Representative’s request from time to time on behalf of Houston Auto (but in no event more often than, together with any Receivables Loan B Advances made pursuant to Section 2.4, one (1) time per week), until the applicable Maturity Date, to make loans to Houston Auto (collectively, the “Inventory Loan B” and each advance thereof an “Inventory Loan B Advance”), in an aggregate amount (including accrued but unpaid interest thereon) not to exceed at any time outstanding the lesser of the following: (i) the Amount of Inventory Credit Line B as in effect from time to time or (ii) the Availability on Eligible Inventory B. In no event shall Initial Lender be required to fund Inventory Loan B Advances if after giving effect to any Inventory Loan B Advance, the aggregate amount of the outstanding Inventory Loan B would exceed the Amount of Inventory Credit Line B then in effect. Within the limits of this Section 2.5, Houston Auto may borrow, repay and reborrow the Inventory Loan B.

          (b) The obligation of the Borrowers to repay to a Lender the aggregate amount of each Inventory Loan B Advance made by such Lender (whether directly or as assignee of another Lender), together with interest accruing in connection therewith, shall be evidenced by an Inventory Note B in substantially the form of Exhibit F-5 attached hereto and made a part hereof, issued in the principal amount of such Inventory Loan B Advance and dated the date on which the proceeds of such Inventory Loan B Advance are advanced hereunder to or for the account of Houston Auto. The amount of principal owing on any Inventory Note B at any given time shall be the aggregate amount of the Inventory Loan B Advances evidenced thereby minus all payments of principal theretofore received by the Administrative Agent on such Inventory Note B. Interest on each Inventory Note B shall accrue and be due and payable as provided herein and therein. Each Inventory Note B shall be due and payable as provided herein and therein and the principal amount of the Inventory Loan B Advance evidenced thereby, together with all accrued and unpaid interest thereon, shall be due and payable in full on the Maturity Date applicable to the Inventory Loan B and Borrowers jointly and severally unconditionally promise to pay each Inventory Note B and the outstanding Inventory Loan B and all other outstanding Indebtedness, to the extent not earlier paid in full pursuant to the terms of the Loan Documents, in full on the Maturity Date applicable to the Inventory Loan B.

          (c) The Borrower Representative, on behalf of Houston Auto, will make a request for an Inventory Loan B Advance to the Administrative Agent in such manner as the Administrative Agent may from time to time prescribe. Each Inventory Loan B Advance, combined with any Receivable Loan B Advance made on the same date, shall be in a minimum amount of $100,000. In the absence of any such further direction from the Administrative Agent and subject to the provisions hereof, the Houston Auto shall request an Inventory Loan B Advance by having the Borrower Representative submit a Request for Advance and an Availability Report to the Administrative Agent, together with such other information as the Administrative Agent reasonably requests in accordance with the terms hereof, and must be given so as to be received by the Administrative Agent not later than 2:00 p.m. (Chicago time) on the second Business Day prior to the requested funding date of such proposed Inventory Loan B Advance. Each Request for Advance shall specify such information as Administrative Agent may reasonably request, in each case in form and substance acceptable to Administrative Agent. Each Request for Advance shall be deemed a representation and warranty by each Borrower that (i) all conditions precedent specified in Article IV hereof with respect to such Inventory Loan B Advance are satisfied on the date of such request and (ii) no breach or default under, and no Event of Default defined or described in, this Agreement or any of the Loan Documents exists or, after giving effect to the Inventory Loan B Advance requested pursuant to such Request for Advance, will exist. Unless otherwise requested in writing by the Borrower Representative on behalf of Houston Auto and agreed by Administrative Agent and the Required Lenders, each Inventory Loan B Advance shall be funded by the Lenders by wire transfer to the Operating Account described as the “Houston Auto Primary Operating Account” on Section 2.1(c) of Schedule A hereto pursuant to the wire transfer instructions set forth on Section 2.1(c) of Schedule A hereto or to another Operating Account if so requested in writing by Borrower Representative.

          (d) Notwithstanding the foregoing provisions of this Section 2.5 to the contrary, Administrative Agent has been advised by Houston Auto that it intends to establish an Operating Account (the “Inventory B Operating Account”) for the sole purpose of holding funds to be used by Houston Auto to acquire Automobile Inventory, pay for costs and expenses associated with detailing, reconditioning and otherwise preparing Automobile Inventory for resale and pay for costs and expenses relating to the installation of SID/GPS Devices in Automobile Inventory (each of the foregoing, a “Permitted B Use”). Borrowers hereby represent, warrant and covenant that they will not use proceeds on deposit in the Inventory B Operating Account for any purpose other than a Permitted B Use and will not maintain funds on deposit in the Inventory B Operating Account in excess of $350,000 in the aggregate at any time. Houston Auto shall be permitted to request an Inventory Loan B Advance (without regard to Availability on Eligible Inventory B at such time) of up to $350,000 to the Inventory B Operating Account so long as (i) all conditions to funding such Inventory Loan B Advance are satisfied (without regard to Availability on Eligible Inventory B) and (ii) the Inventory B Operating Account is covered by an Account Control Agreement in favor of Administrative Agent). Lenders shall fund their pro rata share of such requested Inventory Loan B Advance to the Inventory B Operating Account (it being agreed to and understood that the request for an Inventory Loan B Advance pursuant to this Section 2.5(d) shall not count against the limitation on the number of Loan A Advance requests that can be made per week set forth in Sections 2.4(a) and 2.5(a) hereof). On the first Business Day of each week Borrower Representative shall deliver to Administrative Agent a report in form and detail reasonably acceptable to Administrative Agent describing the amounts of all Permitted B Uses funded with proceeds on deposit in the Inventory B Operating Account during the prior week. If the Borrower Representative, on behalf of Houston Auto, delivers to Administrative Agent a properly completed Request for Advance related to funding the Inventory B Operating Account, then, so long as all conditions set forth in this Agreement relating to the funding of Inventory Loan B Advances are satisfied before and after giving effect to such Inventory Loan B Advance, Lenders shall, in accordance with all other terms of this Agreement relating to the funding of Inventory Loan B Advances, fund to the Inventory B Operating Account an amount equal to $350,000 less the aggregate amount of Permitted B Uses for the preceding week.

     Section 2.6. TERM LOAN B.

          (a) Subject to the terms, covenants and conditions hereinafter set forth, Initial Lender agrees to, on the Closing Date, make a term loan to Houston Auto in an original principal amount equal to Fifteen Million and No/100 Dollars ($15,000,000.00) (the “Initial Term Loan B”). Amounts of the Term Loan B which are repaid or prepaid may not be reborrowed.

          (b) The obligation of the Borrowers to repay to a Lender the portion of the Term Loan B made by such Lender (whether directly or as assignee of another Lender), together with interest accruing in connection therewith, shall be evidenced by a Term Note B in substantially the form of Exhibit F-6 attached hereto and made a part hereof, issued in the principal amount of such Lender’s portion of the Term Loan B and dated as of the date on which the proceeds of such portion of the Term Loan B are advanced hereunder to or for the account of Houston Auto. The amount of principal owing on any Term Note B at any given time shall be the aggregate amount of the Term Loan B evidenced thereby minus all payments of principal theretofore received by the Administrative Agent on such Term Note B. Interest on each Term Note B shall accrue and be due and payable as provided herein and therein. All outstanding principal and all accrued but unpaid interest on Term Loan B shall be due and payable on the Maturity Date applicable to the Term Loan B. Borrowers jointly and severally unconditionally promise to pay each Term Note B and the outstanding principal balance of the Term Loan B in full on the Maturity Date applicable to the Term Loan B.

          (c) The Borrower Representative, on behalf of Houston Auto, may request that Lenders holding portions of the Term Loan B make additional advances under the Term Loan B in the aggregate amount of up to Two Million Nine Hundred Seventy-Five Thousand and No/100 Dollars ($2,975,000.00), which advances shall constitute a portion of the outstanding principal balance of the Term Loan B for all purposes hereunder and under the other Loan Documents (such additional advances of the Term Loan B, the “Additional Term Loan B

Advances”). Each Lender shall fund its pro rata share (based on such Lender’s percentage interest of the aggregate outstanding principal balance of the Term Loan B) of each Additional Term Loan B Advance requested by the Borrower Representative on behalf of Houston Auto by wire transfer to an Operating Account designated by Borrower Representative on behalf of Houston Auto pursuant to the wire transfer instructions set forth on Section 2.1(c) of Schedule A hereto applicable to such Operating Account (or, with respect to the January 10 Term B Advance (as hereinafter defined), by transfer directly to the seller of additional Texas Legacy Receivables pursuant to the Subsequent Texas Asset Purchase Agreement). In addition to the foregoing, requests for Additional Term Loan B Advances (and Lenders’ obligations to fund same) shall be subject to the following terms and conditions: (i) no such request shall be made if an Event of Default under any of Sections 7.1(a), 7.1(b), 7.1(c) (with respect to Section 7.1(c), as a result of a breach of Sections 6.2(a), 6.2(f), 6.2(n) or 6.2(o) only), 7.1(g), 7.1(h), 7.1(i) or 7.1(n) has occurred and is continuing or would arise after giving effect to such Additional Term Loan B Advance (and no Lender shall be obligated to fund an Additional Term Loan B Advance if any such Event of Default has occurred and is continuing), (ii) Additional Term Loan B Advances shall only be funded in three (3) draws as follows: (A) up to $1,225,000 to be funded on January 8, 2008, (B) up to $1,000,000 to be funded in one advance between January 1, 2008 and January 10, 2008 (such Additional Term Loan B Advance, the “January 10 Term B Advance”) and (C) up to $750,000 to be funded on April 16, 2008 and (iii) a request for an Additional Term Loan B Advance shall be made in writing to Administrative Agent in form and substance reasonably acceptable to Administrative Agent and must be given so as to be received by the Administrative Agent not later than 2:00 p.m. (Chicago time) on the second Business Day prior to the applicable funding date of such proposed Additional Term Loan B Advance in accordance with the immediately preceding clause (ii). Any Lender funding an Additional Term Loan B Advance may request a new Term Note B in order to evidence its funding of such Additional Term Loan B Advance. Lenders’ commitment to fund Additional Term Loan B Advances hereunder shall immediately and irrevocably terminate on April 16, 2008 (after giving effect to any funding of an Additional Term Loan B Advance on such date in accordance with this Section 2.6(c)) .

          (d) In addition to any other amounts required to be repaid or prepaid on the Term Loan B pursuant to the terms of this Agreement, Borrowers jointly and severally unconditionally agree to repay the outstanding principal balance of the Term Loan B as follows.

          (i) The principal balance of the Initial Term Loan B shall be repaid in twelve (12) equal monthly installments equal to 1/12 of the Initial Term B Amortization Balance on May 1, 2010 and again on the first day of each calendar month thereafter.

          (ii) The principal balance of the Additional Term Loan B Advances, if any (other than the January 10 Term B Advance), shall be repaid in thirty (30) equal monthly installments equal to 1/30 of the Additional Term B Amortization Balance on July 1, 2008 and again on the first day of each calendar month thereafter.

          (iii) The principal balance of the January 10 Term B Advance shall repaid as follows: (A) $250,000 on January 10, 2009 and (B) $750,000 on January 10, 2010.

     Section 2.7. INTEREST RATE.

          (a) Unless the Default Rate shall apply, the outstanding principal balance of each Loan shall bear interest at the Applicable Stated Interest Rate on each day outstanding. If any Lender is ever prevented from charging or collecting interest at the Applicable Stated Interest Rate on all or a portion of the Indebtedness because interest at such rate would exceed the Maximum Rate, then the interest rate applicable to such Indebtedness to such Lender shall be the Maximum Rate until such Lender has charged and collected the full amount of interest chargeable and collectable had the Applicable Stated Interest Rate always been lawfully chargeable and collectible. Accrued but unpaid interest for each calendar month during the term hereof shall be due and payable, in arrears, on the fifth (5th) day of the immediately succeeding calendar month.

          (b) The monthly interest due on the principal balance of the Loans outstanding shall be computed for the actual number of days elapsed during the month in question on the basis of a year consisting of three hundred sixty (360) days and shall be calculated by determining the average daily principal balance outstanding for each day of the month in question. The daily rate shall be equal to 1/360th times the Applicable Stated Interest Rate (but shall not exceed the Maximum Rate).

          (c) Notwithstanding anything to the contrary contained herein, (i) the Term Loan A Stated Rate shall automatically increase by six percent (6%) per annum on October 1, 2008, (ii) the Term Loan A Stated Rate shall automatically increase by an additional three percent (3%) per annum on February 1, 2009, (iii) the Term Loan A Stated Rate shall automatically increase by an additional three percent (3%) per annum on August 1, 2009, (iv) the Term Loan A Stated Rate shall automatically increase to an amount equal to twenty-eight percent (28%) per annum on February 1, 2010 and (v) on each August 1 and February 1 thereafter, commencing August 1, 2010, the Term Loan A Stated Rate shall automatically increase by an additional three percent (3%) per annum until the Term Loan is paid in full. All interest that accrues at the Term Loan A Stated Rate in excess of twelve percent (12%) per annum (exclusive of any increases to the Term Loan A Stated Rate as a result of interest accruing at the Default Rate) as a result of the preceding sentence prior to February 1, 2010 (the “Deferred Term A Loan Interest”) shall be due and payable on February 1, 2010 (and on each regularly scheduled payment dates of interest hereunder thereafter); provided that Lenders hereby agree that (A) the Term Loan A Stated Rate shall be twelve percent (12%) per annum during the First Interest Rate A Increase Period for the period thereof when the outstanding principal balance of the Term Loan A is less than $7,500,000, (B) the Term Loan A Stated Rate shall be twelve percent (12%) per annum during the Second Interest Rate A Increase Period for the period thereof when the outstanding principal balance of the Term Loan A is less than $4,000,000, and (C) the Term Loan A Stated Rate shall be twelve percent (12%) per annum during the Third Interest Rate A Increase Period for the period thereof when the outstanding principal balance of the Term Loan A is less than $2,000,000.

          (d) Notwithstanding anything to the contrary contained herein, (i) the Term Loan B Stated Rate shall automatically increase by six percent (6%) per annum on January 1, 2009, (ii) the Term Loan B Stated Rate shall automatically increase by an additional three percent (3%) per annum on May 1, 2009, (iii) the Term Loan B Stated Rate shall automatically increase by an additional three percent (3%) per annum on November 1, 2009, (iv) the Term Loan B Stated Rate shall automatically increase to an amount equal to twenty-eight percent

(28%) per annum on May 1, 2010 and (v) on each November 1 and May 1 thereafter, commencing November 1, 2010, the Term Loan B Stated Rate shall automatically increase by an additional three percent (3%) per annum until the Term Loan B is paid in full. All interest that accrues at the Term Loan B Stated Rate in excess of twelve percent (12%) per annum (exclusive of any increases to the Term Loan B Stated Rate as a result of interest accruing at the Default Rate) as a result of the preceding sentence prior to May 1, 2010 (the “Deferred Term B Loan Interest”) shall be due and payable on May 1, 2010 (and on each regularly scheduled payment dates of interest hereunder thereafter); provided that Lenders hereby agree that (A) the Term Loan B Stated Rate shall be twelve percent (12%) per annum during the First Interest Rate B Increase Period for the period thereof when the outstanding principal balance of the Term Loan B is less than $7,500,000, (B) the Term Loan B Stated Rate shall be twelve percent (12%) per annum during the Second Interest Rate B Increase Period for the period thereof when the outstanding principal balance of the Term Loan B is less than $4,000,000, and (C) the Term Loan B Stated Rate shall be twelve percent (12%) per annum during the Third Interest Rate B Increase Period for the period thereof when the outstanding principal balance of the Term Loan B is less than $2,000,000.

     Section 2.8. PAYMENTS. All payments on the Indebtedness shall be made by wire transfer or other method of electronic transfer acceptable to Administrative Agent and shall be made to:

Banco Popular
Rosemont, Illinois USA
ABA No.: 071924458
For: SWC Carbiz
Account No.: 68043234182

Or such other account as may be designated to Borrower Representative by Administrative Agent in writing from time to time, and at least two (2) days prior to such payment being due and payable hereunder (such account, the “Payment Account”), and all such payments shall be without set-off, deduction, or counterclaim for the account of the Lender Parties. All payments received pursuant to this Agreement by wire transfer or other electronic transfer method, where immediate credit occurs, shall be applied to the Indebtedness on the Business Day of actual receipt of such payment in the Payment Account by Administrative Agent’s depository bank; provided, however, for purposes of calculating the interest due on the outstanding principal balance of the Loans, such payment is subject to a four (4) Business Day clearance period.

     Section 2.9. PAYMENT DUE ON A NON-BUSINESS DAY. If any payment of the Indebtedness falls due on a day other than a Business Day, then such due date shall be extended to the next succeeding Business Day.

     Section 2.10. MANDATORY PAYMENTS. Provided that a Default or Event of Default has not otherwise occurred and be continuing hereunder, if at any time (i) the aggregate outstanding amount of the Receivables Loan A advanced hereunder by Lenders to Initial Borrowers exceeds the maximum amount of the Receivables Loan A allowed pursuant to Section 2.1(a) (a “Receivables A Overadvance”), (ii) the aggregate outstanding amount of the Inventory Loan advanced hereunder by Lenders to Initial Borrowers exceeds the maximum amount of the

Inventory Loan A allowed pursuant to Section 2.2(a) (an “Inventory A Overadvance”), (iii) the aggregate outstanding amount of the Receivables Loan B advanced hereunder by Lenders to Houston Auto exceeds the maximum amount of the Receivables Loan B allowed pursuant to Section 2.4(a) (a “Receivables B Overadvance”; a Receivables B Overadvance and a Receivables A Overadvance, each a “Receivables Overadvance”), or (iv) the aggregate outstanding amount of the Inventory Loan B advanced hereunder by Lenders to Houston Auto exceeds the maximum amount of the Inventory Loan B allowed pursuant to Section 2.5(a) (an “Inventory B Overadvance”; a Inventory B Overadvance and an Inventory A Overadvance, each an “Inventory Overadvance”) Borrowers shall immediately and without notice, repay to Administrative Agent, for the account of Lenders, an amount sufficient to eliminate any such excess. In the event an Initial Borrower sells, transfers, assigns or otherwise disposes of all or any portion of its Receivables or Automobile Inventory, other than in the ordinary course of business (subject, at all times, to the restrictions set forth in Section 6.2(c) of this Agreement), Initial Borrowers shall apply all proceeds of any such sale, transfer, assignment or other disposition to reduce the outstanding balance of the Indebtedness (with such proceeds, in the case of a sale of Receivables, shall be applied first to the Receivables Loan A, and proceeds of the sale of Automobile Inventory to be applied first to the Inventory Loan A (unless such Automobile Inventory constitutes Calcott Automobile Inventory, in which case the proceeds of such sale shall be applied first to the Term Loan A)). In the event Houston Auto sells, transfers, assigns or otherwise disposes of all or any portion of its Receivables or Automobile Inventory, other than in the ordinary course of business (subject, at all times, to the restrictions set forth in Section 6.2(c) of this Agreement), Houston Auto shall apply all proceeds of any such sale, transfer, assignment or other disposition to reduce the outstanding balance of the Indebtedness (with such proceeds, in the case of a sale of Receivables, shall be applied first to the Receivables Loan B, and proceeds of the sale of Automobile Inventory to be applied first to the Inventory Loan B (unless such Automobile Inventory constitutes Texas Legacy Automobile Inventory, in which case the proceeds of such sale shall be applied first to the Term Loan B)).

     Section 2.11. TERMINATION OF THE COMMITMENTS; VOLUNTARY PREPAYMENTS.

          (a) Borrowers may, at any time, terminate financing under this Agreement and prepay the Indebtedness in full (a “Voluntary Termination”) by providing Administrative Agent and Lenders with written notice (the “Termination Notice”) at least sixty (60) calendar days prior to the specific date upon which Borrowers intend to cease financing hereunder and prepay the Indebtedness in full (the “Termination Date”), and Lenders shall cease making advances under this Agreement and all Indebtedness shall be immediately due and payable upon the earlier of the applicable Maturity Date or the Termination Date, as applicable. In connection with a Voluntary Termination, the Indebtedness owing and to be paid by Borrowers to Administrative Agent for the account of Lender Parties on the Termination Date shall include as liquidated damages, and not as a penalty, the amount of liquidated damages (“Liquidated Damages”) set forth in Section 2.11 of Schedule A attached hereto. Notwithstanding any other provision of any Loan Document, no termination of financing under this Agreement shall affect Lender Parties’ rights or any of the Indebtedness existing as of the Termination Date, and the provisions of the Loan Documents shall continue to be fully operative until all Indebtedness (other than indemnity obligations under the Loan Documents that are not then due and payable or for which any events or claims that would give rise thereto are not then pending) have been fully performed and indefeasibly paid in cash in full. The Liens granted to Administrative Agent and Additional Collateral Agent for the benefit of the Lender Parties under the Loan Documents and the financing statements filed pursuant thereto and the rights and powers of Administrative Agent, Additional Collateral Agent and Lenders thereunder shall continue in full force and effect until (a) all of the Indebtedness (other than indemnity obligations under the Loan Documents that are not then due and payable or for which any events or claims that would give rise thereto are not then pending) has been fully performed and indefeasibly paid in full in cash, and (b) this Agreement and the financing commitments under this Agreement have been terminated, as provided herein. Administrative Agent hereby agrees to give Borrower written confirmation of the amount of the Indebtedness (presuming no further Loan Advances prior to the Termination Date) in a timely fashion following receipt of a Termination Notice.

          (b) Borrowers may from time to time, with at least two (2) Business Days prior written notice to Administrative Agent by the Borrower Representative, prepay a portion of the outstanding principal amount of any Loan designated by the Borrower Representative; provided that any such prepayment shall be in an amount equal to $100,000 or a higher integral multiple of $25,000 (or such lesser amount as may be the remaining outstanding principal balance of such Loan), and provided further, that any such prepayment received upon the occurrence and during the continuance of a Default or Event of Default may be applied to the Indebtedness at the discretion of Administrative Agent in accordance with Section 2.14 hereof.

     Section 2.12. MAXIMUM INTEREST; CONTROLLING AGREEMENT.

          (a) The contracted for rate of interest of each Loan, without limitation, shall consist of the following: (i) the Applicable Stated Interest Rate, calculated and applied to the principal balance of the applicable Note in accordance with the provisions of the applicable Note and this Agreement; (ii) additional interest charged when the Default Rate is charged pursuant to the terms hereof, calculated and applied to the amounts due under the applicable Note in accordance with the provisions of the applicable Note and this Agreement; and (iii) all Additional Sums, if any. Borrowers agree to pay an effective contracted for rate of interest which is the sum of the above-referenced elements.

          (b) All fees, charges, goods, things in action or any other sums or things of value (other than amounts described in the immediately previous paragraph), paid or payable by Borrowers (collectively, the “Additional Sums”), whether pursuant to the Notes, this Agreement or any other documents or instruments in any way pertaining to this lending transaction, or otherwise with respect to this lending transaction, that under any applicable Law may be deemed to be interest with respect to this lending transaction, for the purpose of any applicable Law that may limit the maximum amount of interest to be charged with respect to this lending transaction, shall be payable by Borrowers as, and shall be deemed to be, additional interest and for such purposes only, the agreed upon and “contracted for rate of interest” of this lending transaction shall be deemed to be increased by the rate of interest resulting from the inclusion of the Additional Sums.

          (c) It is the intent of the parties to comply with Applicable Usury Law. Accordingly, it is agreed that notwithstanding any provisions to the contrary in the Loan Documents, or in any of the documents securing payment hereof or otherwise relating hereto, in no event shall the Loan Documents or such other documents require the payment or permit the collection of interest in excess of the Maximum Rate permitted by Applicable Usury Law. In the event (i) any such excess of interest otherwise would be contracted for, charged or received from Borrowers or otherwise in connection with the Loans or other Indebtedness, or (ii) the Maturity Date is accelerated in whole or in part, or (iii) all or part of the principal or interest of the Loans shall be prepaid, so that under any of such circumstances the amount of interest contracted for, charged or received in connection with the Loans, would exceed the Maximum Rate permitted by Applicable Usury Law, then in any such event (1) the provisions of this paragraph shall govern and control, (2) neither any Borrower, any Guarantor nor any other Person now or hereafter liable for the payment of any Indebtedness will be obligated to pay the amount of such interest to the extent that it is in excess of the Maximum Rate, (3) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal amount of the Indebtedness or refunded to Borrowers, at Lenders' option, and (4) the effective rate of interest will be automatically reduced to the Maximum Rate. It is further agreed, without limiting the generality of the foregoing, that to the extent permitted by Applicable Usury Law, (i) all calculations of interest which are made for the purpose of determining whether such rate would exceed the Maximum Rate shall be made by amortizing, prorating, allocating and spreading during the period of the full stated term of the Loans, all interest at any time contracted for, charged or received from Borrowers or otherwise in connection with the Loans; and (ii) in the event that the effective rate of interest on the Loans should at any time exceed the Maximum Rate, such excess interest that would otherwise have been collected had there been no ceiling imposed by Applicable Usury Law shall be paid to Administrative Agent, for the benefit of the Lender Parties, from time to time, if and when the effective interest rate on the Loans otherwise falls below the Maximum Rate, to the extent that interest paid to the date of calculation does not exceed the Maximum Rate, until the entire amount of interest which would have otherwise been collected had there been no ceiling imposed by Applicable Usury Law has been paid in full. Borrowers further agree that should the Maximum Rate be increased at any time hereafter because of a change in the Law, then to the extent not prohibited by Applicable Usury Law, such increases shall apply to all Indebtedness evidenced hereby regardless of when incurred; but, again to the extent not prohibited by Applicable Usury Law, should the Maximum Rate be decreased because of a change in the Law, such decreases shall not apply to the Indebtedness evidenced hereby regardless of when incurred.

     Section 2.13. INTEREST AFTER DEFAULT. Upon the occurrence and during the continuation of an Event of Default, and without notice or demand to Borrowers, Borrowers shall pay interest on the daily outstanding balance of the Loans at a rate per annum which is six percent (6%) in excess of the Applicable Stated Interest Rate (the “Default Rate”); provided, however, the Default Rate shall never exceed the Maximum Rate.

     Section 2.14. APPLICATION OF PAYMENTS.

          (a) The amount of all payments to or amounts received by Administrative Agent consisting of the proceeds of Receivables of the Initial Borrowers (including proceeds in respect of Eligible Receivables A and payments received in the Collection Accounts pursuant to Section 3.9 hereof) shall be applied to the extent applicable under this Agreement:

          (i) first, to any fees and expenses due to Lender Parties hereunder;

          (ii) then, to any fees and expenses (including, without limitation, any legal fees and expenses) of any of the Custodians;

          (iii) then, to any fees and expenses (including, without limitation, any legal fees and expenses) of any third party back-up servicer (if applicable) of the Receivables;

          (iv) then, to accrued and unpaid interest on the Loan A Advances through the date of such payment (other than interest accrued on account of the Term Loan A), including any interest calculated at the Default Rate in accordance with Section 2.11 hereof;

          (v) then, to the unpaid principal balance of the Receivables Loan A and the Inventory Loan A, as applicable, in an amount sufficient to cure any Receivables A Overadvance or Inventory A Overadvance;

          (vi) then, to the unpaid principal balance of the Receivables Loan A;

          (vii) then, to the unpaid principal balance of the Inventory Loan A;

          (viii) then, to accrued and unpaid interest on account of the Term Loan A (but not accrued and unpaid Deferred Term Loan A Interest until after January 31, 2010);

          (ix) then, if on or after May 1, 2010, to all or any portion of the Term Loan A which is due and unpaid or past-due; and

          (x) then, to accrued and unpaid interest on the Loan B Advances through the date of such payment (other than interest accrued on account of the Term Loan B), including any interest calculated at the Default Rate in accordance with Section 2.11 hereof;

          (xi) then, to the unpaid principal balance of the Receivables Loan B and the Inventory Loan B, as applicable, in an amount sufficient to cure any Receivables B Overadvance or Inventory B Overadvance;

          (xii) then, to the unpaid principal balance of the Receivables Loan B;

          (xiii) then, to the unpaid principal balance of the Inventory Loan B;

          (xiv) then, to accrued and unpaid interest on account of the Term Loan B (first to the Initial Term Loan B and then to the Additional Term Loan B Advances) but not accrued and unpaid Deferred Term Loan Interest until after January 31, 2010;

          (xv) then, if on or after May 1, 2010, to all or any portion of the Term Loan B which is due and unpaid or past-due; and

          (xvi) last, so long as no Default or Event of Default shall have occurred and be continuing, the remaining balance, if any, shall be transferred to the Operating Account for the benefit of the Borrowers;

provided, however, that if such Receivables are on account of Calcott Receivables or such Receivables (or any other proceeds) arise from the sale of Calcott Automobile Inventory (whether or not in the ordinary course of business), the proceeds of such Receivables (and any other proceeds from such sale of Calcott Automobile Inventory) shall be applied to the Indebtedness in the following order of priority: first pursuant to clause (i) above, then pursuant to clause (ii) above, then pursuant to clause (iii) above, then pursuant to clause (viii) above, then to the outstanding principal balance of the Term Loan A (applied to the remaining scheduled installments thereof in inverse order of maturity if such application is made on or after May 1, 2010), then in the order otherwise set forth above; provided, further, that upon the occurrence and during the continuance of an Event of Default, any and all proceeds of Receivables shall be applied to the Indebtedness in such order of priority as Administrative Agent in its sole discretion may determine.

          (b) The amount of all payments to or amounts received by Administrative Agent consisting of the proceeds of Receivables of Houston Auto (including proceeds in respect of Eligible Receivables B and payments received in the Collection Accounts pursuant to Section 3.9 hereof) shall be applied to the extent applicable under this Agreement:

          (i) first, to any fees and expenses due to Lender Parties hereunder;

          (ii) then, to any fees and expenses (including, without limitation, any legal fees and expenses) of any of the Custodians;

          (iii) then, to any fees and expenses (including, without limitation, any legal fees and expenses) of any third party back-up servicer (if applicable) of the Receivables;

          (iv) then, to accrued and unpaid interest on the Loan B Advances through the date of such payment (other than interest accrued on account of the Term Loan B), including any interest calculated at the Default Rate in accordance with Section 2.11 hereof;

          (v) then, to the unpaid principal balance of the Receivables Loan B and the Inventory Loan B, as applicable, in an amount sufficient to cure any Receivables B Overadvance or Inventory B Overadvance;

          (vi) then, to the unpaid principal balance of the Receivables Loan B;

          (vii) then, to the unpaid principal balance of the Inventory Loan B;

          (viii) then, to accrued and unpaid interest on account of the Term Loan B (first to the Initial Term Loan B and then to the Additional Term Loan B Advances), but not accrued and unpaid Deferred Term Loan B Interest until after April 30, 2010);

          (ix) then, to all or any portion of the Term Loan B which is due and unpaid or past-due; and

          (x) then, to accrued and unpaid interest on the Loan A Advances through the date of such payment (other than interest accrued on account of the Term Loan A), including any interest calculated at the Default Rate in accordance with Section 2.11 hereof;

          (xi) then, to the unpaid principal balance of the Receivables Loan A and the Inventory Loan A, as applicable, in an amount sufficient to cure any Receivables A Overadvance or Inventory A Overadvance;

          (xii) then, to the unpaid principal balance of the Receivables Loan A;

          (xiii) then, to the unpaid principal balance of the Inventory Loan A;

          (xiv) then, to accrued and unpaid interest on account of the Term Loan A (but not accrued and unpaid Deferred Term Loan Interest until after April 30, 2010);

          (xv) then, if on or after May 1, 2010, to all or any portion of the Term Loan A which is due and unpaid or past-due; and

          (xvi) last, so long as no Default or Event of Default shall have occurred and be continuing, the remaining balance, if any, shall be transferred to the Operating Account for the benefit of the Borrowers;

provided, however, that if such Receivables are on account of Texas Legacy Receivables, or such Receivables (or any other proceeds) arise from the sale of Texas Legacy Automobile Inventory (whether or not in the ordinary course of business), the proceeds of such Receivables (and any other proceeds from such sale of Texas Legacy Automobile Inventory) shall be applied to the Indebtedness in the following order of priority: first pursuant to clause (i) above, then pursuant to clause (ii) above, then pursuant to clause (iii) above, then pursuant to clause (viii) above, then to the outstanding principal balance of the Term Loan B (applied to the remaining scheduled installments thereof in inverse order of maturity if such application is made on or after

December 31, 2009), then in the order otherwise set forth above; provided, further, that upon the occurrence and during the continuance of an Event of Default, any and all proceeds of Receivables shall be applied to the Indebtedness in such order of priority as Administrative Agent in its sole discretion may determine.

          (c) In calculating interest and applying payments as set forth in clauses (a) and (b) above; (i) interest shall be calculated and collected through the date a payment is actually applied thereto under the terms of this Agreement; (ii) interest on the outstanding balance shall be charged during any grace period permitted hereunder; (iii) on the sixth (6th) day of each calendar month, at Administrative Agent’s option, all accrued and unpaid interest and other charges provided for hereunder as of the last day of the preceding calendar month shall be added to the principal balance of the applicable Loans; and (iv) to the extent that any Borrower, any other Related Party, JV Partner or a Validity Guarantor makes a payment or any Lender Party receives any payment or proceeds of the Collateral for Borrowers’ benefit that is subsequently invalidated, set aside or required to be repaid to any other Person, then, to such extent, the obligations intended to be satisfied shall be revived and continue as if such payment or proceeds had not been received by such Lender Party and the outstanding balance of the Indebtedness may be adjusted as Administrative Agent, in its sole discretion, deems appropriate under the circumstances.

     Section 2.15. FEES. The Borrowers shall pay to the Administrative Agent, for the account of Initial Lender, the commitment fee (the “Commitment Fee”) as set forth in Section 2.15 of Schedule A attached hereto, which Commitment Fee shall be fully earned and due and payable on the date set forth in Section 2.15 of Schedule A.

     Section 2.16. CAPITAL REIMBURSEMENT. If either (a) the introduction or implementation after the date hereof of or the compliance with or any change after the date hereof in or in the interpretation of any Law regarding capital adequacy, or (b) the introduction or implementation after the date hereof of or the compliance with any request, directive or guideline issued after the date hereof from any central bank or other governmental authority (whether or not having the force of Law) regarding capital requirements has or would have the effect of reducing the rate of return on any Lender’s capital, or on the capital of any corporation controlling such Lender, as a consequence of the Loans made by such Lender, to a level below that which such Lender or such corporation could have achieved but for such change (taking into consideration such Lender’s policies and the policies of any such corporation with respect to capital adequacy), then from time to time Borrowers will pay to such Lender, within ten (10) Business Days of demand therefore by such Lender, such additional amount or amounts as will compensate such Lender for such reduction. In determining such amount or amounts, a Lender may use any reasonable averaging or attribution methods. Any such demand by a Lender shall include a brief summary description, in reasonable detail, of the basis for such demand.

     Section 2.17. [Reserved].

     Section 2.18. TAXES. All payments of principal and interest on the Loans and all other amounts payable hereunder shall be made free and clear of and without deduction for any present or future income, excise, stamp, documentary, property or franchise taxes and other taxes, fees, duties, levies, assessments, withholdings or other charges of any nature whatsoever (including interest and penalties thereon) imposed by any taxing authority, excluding taxes imposed on or measured by a Lender Party’s net income by the jurisdiction under which such Lender Party is organized or conducts business (other than solely as the result of entering into any of the Loan Documents or taking any action thereunder) (all non-excluded items being called “Taxes”). If any withholding or deduction from any payment to be made by a Borrower hereunder is required in respect of any Taxes pursuant to any applicable Law, then Borrowers will: (i) pay directly to the relevant authority the full amount required to be so withheld or deducted; (ii) promptly forward to Administrative Agent an official receipt or other documentation reasonably satisfactory to Administrative Agent evidencing such payment to such authority; and (iii) pay to Administrative Agent for the account of the Lender Parties such additional amount or amounts as is necessary to ensure that the net amount actually received by the Lender Parties will equal the full amount the Lender Parties would have received had no such withholding or deduction been required. If any Taxes are directly asserted against any Lender Party with respect to any payment received by such Lender Party hereunder, such Lender Party may pay such Taxes and Borrowers will promptly pay such additional amounts (including any penalty, interest or expense) as is necessary in order that the net amount received by such Lender Party after the payment of such Taxes (including any Taxes on such additional amount) shall equal the amount such Lender Party would have received had such Taxes not been asserted so long as such amounts have accrued on or after the day which is two hundred seventy (270) days prior to the date on which such Lender Party first made demand therefor. If Borrowers fail to pay any Taxes when due to the appropriate taxing authority or fails to remit to Administrative Agent, for the account of the respective Lender Parties, the required receipts or other required documentary evidence, Borrowers shall indemnify the Lender Parties for any incremental Taxes, interest or penalties that may become payable by any Lender Party as a result of any such failure.

     Section 2.19. COMMITMENT INCREASES.

          (a) Subject to the terms of this Section 2.19(a), the Borrowers shall have the option to increase (i) the “Amount of Receivables Credit Line B” from $15,000,000 as in effect on the Closing Date to $30,000,000 and (ii) the “Amount of Inventory Credit Line B” from $2,000,000 as in effect on the Closing Date to $2,500,000 (together, the “Second Tranche Commitment Increase”). At any time from the Closing Date to the Maturity Date of the Inventory Loan B, the Borrowers may request the Second Tranche Commitment Increase by delivering to Administrative Agent (i) a written request by each Borrower to effect the Second Tranche Commitment Increase, which written notice shall be in form and substance reasonably satisfactory to Administrative Agent and (ii) such other supporting documentation as Administrative Agent shall require. The effectiveness of the Second Tranche Commitment Increase shall be subject to following conditions precedent: (A) Administrative Agent’s receipt of the written request referenced in the immediately preceding sentence, (B) the Borrowers’ receipt of written approval of the Second Tranche Commitment Increase by Administrative Agent (such approval to be given in Administrative Agent’s sole discretion), (C) the Borrowers shall be in compliance with the financial covenants set forth in Section 6.9 hereof on a pro forma basis after giving effect to such Second Tranche Commitment Increase and (D) unless otherwise waived by Administrative Agent and each Lender, no Default or Event of Default shall have occurred and be continuing. Following the Second Tranche Effective Date, the “Amount of Receivables Credit Line B” shall be deemed to be $30,000,000 and the “Amount of Inventory Credit Line B” shall be deemed to be $2,500,000, in each case, for all purposes hereunder.

          (b) Subject to the terms of this Section 2.19(b), the Borrowers shall have the option to increase (i) the “Amount of Receivables Credit Line B” from $30,000,000 as in effect on the Second Tranche Effective Date to $45,000,000 and (ii) the “Amount of Inventory Credit Line B” from $2,500,000 as in effect on the Second Tranche Effective Date to $3,000,000 (together, the “Third Tranche Commitment Increase”). At any time from the Second Tranche Effective Date to the Maturity Date of the Inventory Loan B, the Borrowers may request the Third Tranche Commitment Increase by delivering to Administrative Agent (i) a written request by each Borrower to effect the Third Tranche Commitment Increase, which written notice shall be in form and substance reasonably satisfactory to Administrative Agent and (ii) such other supporting documentation as Administrative Agent shall require. The effectiveness of the Third Tranche Commitment Increase shall be subject to following conditions precedent: (A) Administrative Agent’s receipt of the written request referenced in the immediately preceding sentence, (B) the Borrowers’ receipt of written approval of the Third Tranche Commitment Increase by Administrative Agent (such approval to be given in Administrative Agent’s sole discretion), (C) the Borrowers shall be in compliance with the financial covenants set forth in Section 6.9 hereof on a pro forma basis after giving effect to such Third Tranche Commitment Increase and (D) unless otherwise waived by Administrative Agent and each Lender, no Default or Event of Default shall have occurred and be continuing. Following the Third Tranche Effective Date, the “Amount of Receivables Credit Line B” shall be deemed to be $45,000,000 and the “Amount of Inventory Credit Line B” shall be deemed to be $3,000,000, in each case, for all purposes hereunder.

          (c) Subject to the terms of this Section 2.19(c), the Borrowers shall have the option to increase (i) the “Amount of Receivables Credit Line B” from $45,000,000 as in effect on the Third Tranche Effective Date to $60,000,000 and (ii) the “Amount of Inventory Credit Line B” from $3,000,000 as in effect on the Third Tranche Effective Date to $4,000,000 (together, the “Fourth Tranche Commitment Increase”). At any time from the Third Tranche Effective Date to the Maturity Date of the Inventory Loan B, the Borrowers may request the Fourth Tranche Commitment Increase by delivering to Administrative Agent (i) a written request by each Borrower to effect the Fourth Tranche Commitment Increase, which written notice shall be in form and substance reasonably satisfactory to Administrative Agent and (ii) such other supporting documentation as Administrative Agent shall require. The effectiveness of the Fourth Tranche Commitment Increase shall be subject to following conditions precedent: (A) Administrative Agent’s receipt of the written request referenced in the immediately preceding sentence, (B) the Borrowers’ receipt of written approval of the Fourth Tranche Commitment Increase by Administrative Agent (such approval to be given in Administrative Agent’s sole discretion), (C) the Borrowers shall be in compliance with the financial covenants set forth in Section 6.9 hereof on a pro forma basis after giving effect to such Fourth Tranche Commitment Increase and (D) unless otherwise waived by Administrative Agent and each Lender, no Default or Event of Default shall have occurred and be continuing. Following the Fourth Tranche Effective Date, the “Amount of Receivables Credit Line B” shall be deemed to be $60,000,000 and the “Amount of Inventory Credit Line B” shall be deemed to be $4,000,000, in each case, for all purposes hereunder.

ARTICLE 3
SECURITY

     Section 3.1. SECURITY INTEREST. To secure the prompt payment to Lender Parties of the Indebtedness, any and all other obligations owed by Borrowers to Lender Parties, and the all obligations of the Borrowers to AGM, LLC pursuant to the Texas Asset Purchase Agreement and the Agreement to Operate, whether now existing or hereinafter arising, each Borrower hereby irrevocably grants to Administrative Agent and Additional Collateral Agent, in each case for the benefit of the Lender Parties, a first and continuing security interest in all of the following property, whether now owned or existing or hereafter acquired, of such Borrower: all assets of such Borrower, including all Accounts, Automobile Inventory, chattel paper, commercial tort claims set forth on Section 3.1 to Schedule A hereto, deposit accounts and other bank accounts wherever maintained and established (and all funds at any time paid, deposited, credited or held in such accounts), documents, equipment, fixtures, general intangibles, goods, instruments, inventory, investment property, letter-of-credit rights, software (for purposes of this definition of Collateral only, “software” shall have the meaning provided in Article 9 of the UCC), supporting obligations, contract rights and all books and records related to the foregoing and all proceeds (including, without limitation, “proceeds” as defined in Article 9 of the UCC) of any of the foregoing, including without limitation interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for or on account of the sale or other disposition of any or all of the foregoing, and all additions and accessions to any of the foregoing (the foregoing, together with any other asset in which a Borrower or other Person shall grant a security interest to Administrative Agent and/or Additional Collateral Agent, for the benefit of the Lender Parties, to secure the Indebtedness, collectively, the “Collateral”). Without limiting the foregoing, the Collateral shall include, without limitation, the following:

          (a) All right, title and interest of the Borrowers in and to the Receivables and the underlying Consumer Loan Documents related thereto;

          (b) All right, title and interest of the Borrowers in and to all other property whether now or hereafter owned, acquired or held by the Borrowers which secure (or constitute collateral for) any of the Receivables and Consumer Loan Documents or other instruments or agreements which evidence any of the Receivables, including without limitation, all right, title and interest in and to all financing statements perfecting such security interests in any of the foregoing;

          (c) All right, title and interest of the Borrowers in and to all guaranties and other instruments by which any Person guarantees the payment or performance of the Receivables;

          (d) All right, title and interest of the Borrowers in and to all insurance policies pertaining to or obtained by any Account Debtor or the Borrowers in connection with, or arising out of, any Consumer Loan Document;

          (e) All right, title and interest of the Borrowers in and to all commitments and other agreements to purchase any Receivables;

          (f) All right, title and interest of the Borrowers in and to all collections on, and proceeds of or from, any and all of the foregoing;

          (g) All files, surveys, certificates, correspondence, appraisals, computer programs, software, tapes, discs, cards, accounting records, and other records, information, and data of the Borrowers relating to the Receivables (including all information, data, programs, tapes, discs and cards necessary to administer and service such Receivables);

          (h) All contract rights, accounts, rights to payment of money, and general intangibles, relating to such documents and contracts described in (a) through (g) above and as to all such Collateral described in (a) through this subparagraph (h) whether now existing or hereafter at any time acquired or arising;

          (i) Borrowers’ now existing or hereafter arising rights to service, administer and/or collect on the Receivables and all rights to the payment of money on account of such servicing, administration and/or collection activities;

          (j) All monies, securities and property, now or hereafter held, received by, entrusted to, or in the possession or under the control of the Administrative Agent, for the benefit of the Lender Parties, or a bailee of the Administrative Agent, for the benefit of the Lender Parties, and all investment property now or hereafter owned by Borrowers;

          (k) All accessions to, substitutions for and all replacements, products and proceeds of the foregoing, including, without limitation, proceeds of insurance policies (including but not limited to claims paid and premium refunds); and

          (l) All books and records (including, without limitation, customer lists, credit files, tapes, ledger cards, computer software and hardware, electronic data processing software, computer printouts and other computer materials and records) of Borrowers evidencing or containing information regarding any of the foregoing.

The Borrowers will supplement this Agreement from time to time at Administrative Agent’s request to grant the Administrative Agent, for the benefit of the Lender Parties, a security interest in all commercial tort claims that the Borrowers may at any time have against any Person. The parties hereto hereby acknowledge and agree that the Administrative Agent and the Additional Collateral Agent are both beneficiaries of the grants of liens and security interests hereunder and that such liens and security interests may be perfected by Administrative Agent, Additional Collateral Agent or both, and in any event regardless of the manner of perfection and regardless whether such liens or security interests are granted to or perfected by Administrative Agent, Additional Collateral Agent or both, such liens and security interests shall constitute first priority perfected liens and security interests securing all of the Indebtedness.

     Section 3.2. COLLATERAL ASSIGNMENT OF CONSUMER LOAN DOCUMENTS AND AUTO TITLE. Each Borrower hereby collaterally assigns to the Administrative Agent and Additional Collateral Agent, in each case for the benefit of the Lender Parties, all of such Borrower’s right and title to and interest in, to and under (but not any obligations under) the Consumer Loan Documents and each Auto Title related to each Receivable and all other agreements, documents and instruments related to any of the foregoing

(collectively, the “Assigned Documents”). Each Borrower confirms and agrees that the Administrative Agent and Additional Collateral Agent (or any designee thereof), following an Event of Default, shall, at its option, have the sole right to enforce such Borrower’s rights and remedies under each Assigned Document, but without any obligation on the part of the Administrative Agent, the other Lender Parties or any of their respective affiliates to perform any of the obligations of Borrower under any such Assigned Document.

     Section 3.3. FINANCING STATEMENTS AND FURTHER ASSURANCES.

          (a) Each Borrower hereby authorizes Administrative Agent and Additional Collateral Agent to file UCC-1 Financing Statements with respect to the Collateral, and any amendments or continuations relating thereto, which UCC-1 Financing Statements may describe the Collateral as “all present and future assets of the Debtor” or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Uniform Commercial Code. Borrowers shall not allow any financing statement or notice of assignment of any Receivables, other than those filed in favor of Administrative Agent or Additional Collateral Agent, the Trafalgar Subordinated Lender(s) and the holders of Liens permitted pursuant to Section 6.2(a) hereof, to be on file in any public office covering any Collateral, proceeds thereof or other matters subject to the security interest granted to Administrative Agent and Additional Collateral Agent (for the benefit of the Lender Parties).

          (b) Borrowers hereby agree to deliver to Administrative Agent, at such places as Administrative Agent may reasonably designate, (i) schedules executed by Borrowers, listing the Receivables and fully and correctly specifying in adequate detail the aggregate unmatured unpaid face amount of each Receivable and the amount of the deferred installments thereof falling due each month and (ii) schedules executed by the Borrowers, listing the Automobile Inventory and specifying in adequate detail each Borrower’s cost basis and current NADA trade in value with respect thereto. These schedules shall be in form and tenor satisfactory to or supplied by Administrative Agent. All schedules delivered and Collateral pledged to Administrative Agent and Additional Collateral Agent, for the benefit of the Lender Parties, shall be assigned to Administrative Agent and Additional Collateral Agent, for the benefit of the Lender Parties.

          (c) Each Borrower shall, from time to time, at its expense, promptly execute and deliver all further instruments, documents and notices and take all further action that may be necessary, or that Administrative Agent may reasonably request in order to create, perfect and protect the Liens of Administrative Agent and Additional Collateral Agent in the Collateral, or to enable Administrative Agent or Additional Collateral Agent to exercise and enforce its rights and remedies hereunder or under any other Loan Document with respect to any Collateral, including, without limitation, (i) entering into deposit account control agreements, securities account control agreements, intellectual property security agreements, collateral assignments of lease, equity pledge agreements (including irrevocable proxies and assignments separate from certificate) and assignments separate from certificate, in each case in form and substance reasonably satisfactory to Administrative Agent, (ii) delivering to Administrative Agent or Additional Collateral Agent, all original instruments, certificated securities and other assets, perfection of a Lien with respect to which may be perfected by possession under applicable law, together with any assignments separate from certificates and allonges ancillary thereto and (iii)

providing Administrative Agent or Additional Collateral Agent with “control” (as such term is defined in any applicable uniform commercial code) over any Collateral, a Lien with respect to which may be perfected by “control”, pursuant to documentation in form and substance reasonably satisfactory to Administrative Agent.

     Section 3.4. DELIVERY OF RECEIVABLES; INSTRUMENTS, DOCUMENTS, ETC.

          (a) Each Borrower hereby agrees to deliver to the applicable Custodian (i) the original Consumer Loan Documents evidencing each Receivable, and the executed application for title within five (5) Business Days after such Consumer Loan Documents are executed and delivered to such Borrower by the applicable Account Debtor and the Receivable is created, (ii) the original Auto Title within five (5) Business Days after issuance by the applicable state to such Borrower reflecting such Borrower, Additional Collateral Agent and Administrative Agent as lien holder on the vehicle securing such Receivable (with respect to listing Additional Collateral Agent and Administrative Agent as lien holder, only with respect to Receivables arising after the Restatement Closing Date (or the date hereof with respect to Receivables of Houston Auto), and (iii) if an original Auto Title has not yet been issued by the applicable state reflecting such Borrower, Additional Collateral Agent and Administrative Agent as lien holder, any applicable, “Title Guaranties,” “Title Applications” or “Title Application Receipts” (as such terms are defined in the Existing Carbiz Custodian Agreement) within five (5) Business Days after such Borrower’s receipt of same, each in accordance with the applicable Custodian Agreement. All Receivables shall, regardless of their location, be deemed to be under Administrative Agent’s and Additional Collateral Agent’s (for the benefit of itself and the Lender Parties) dominion and control (with files so labeled) and deemed to be in Administrative Agent’s and Additional Collateral Agent’s (for the benefit of itself and the Lender Parties’) possession. For purposes of this Section 3.4(a) the term “applicable Custodian” shall mean the Custodian under the Existing Carbiz Custodian Agreement unless (i) the applicable Receivable (and related Consumer Loan Documents) was acquired by Carbiz AQ pursuant to the Calcott Asset Purchase Agreement or arises (whether now or in the future) from a transaction involving Calcott Automobile Inventory, in which case the term “applicable Custodian” shall mean the Custodian under the Carbiz AQ Custodian Agreement or (ii) the applicable Receivable (and related Consumer Loan Documents) was acquired by Houston Auto pursuant to the Texas Asset Purchase Agreement, the Subsequent Texas Asset Purchase Agreement or arises (whether now or in the future) from a transaction involving Texas Legacy Automobile Inventory, in which case the term “applicable Custodian” shall mean the Custodian under the Texas Legacy Custodian Agreement.

          (b) Each Borrower hereby agrees to deliver to the applicable Custodian (or cause to be delivered to the applicable Custodian), within five (5) Business Day’s of such Borrower’s acquisition of such Automobile Inventory, (i) the original Auto Title evidencing each such item of Automobile Inventory reflecting Additional Collateral Agent and Administrative Agent as lien holder of record (with respect to listing Additional Collateral Agent and Administrative Agent as lien holder, only with respect to Automobile Inventory acquired after the Restatement Effective Date (or the date hereof with respect to Automobile Inventory acquired by Houston Auto), or (ii) if an original Auto Title has not yet been issued by the applicable state, any applicable, “Title Guaranties,” “Title Applications” or “Title Receipts” (as

such terms are defined in the Existing Carbiz Custodian Agreement) obtained in connection with the acquisition of such Automobile Inventory, in each case, in accordance with the applicable Custodian Agreement. For purposes of this Section 3.4(b) the term “applicable Custodian” shall mean the Custodian under the Existing Carbiz Custodian Agreement except with respect to (i) Calcott Automobile Inventory (whenever acquired or reacquired by a Borrower), in which case the “applicable Custodian” shall be the Custodian under the Carbiz AQ Custodian Agreement or (ii) Texas Legacy Automobile Inventory (whenever acquired or reacquired by a Borrower), in which case the “applicable Custodian” shall be the Custodian under the Texas Legacy Custodian Agreement.

          (c) Each Borrower shall deliver and pledge to the Administrative Agent, Additional Collateral Agent or any of their agents any and all other Instruments, negotiable Documents, Chattel Paper and certificated securities (that are not Consumer Loan Documents) duly endorsed and/or accompanied by such instruments of assignment and transfer executed by such Borrower, in such form and substance as the Administrative Agent may reasonably request, including the updated report of subsequent Title submitted to replace the executed application for Title.

     Section 3.5. FAILURE TO DELIVER. Failure to deliver physical possession of any instruments, documents or writings in respect of any Receivable to Administrative Agent or Additional Collateral Agent (including the applicable Custodian, as custodian and bailee for the Administrative Agent and Additional Collateral Agent) shall not invalidate Administrative Agent's or Additional Collateral Agent’s security interest, for the benefit of the Lender Parties, therein. To the extent that possession may be required by applicable law for the perfection of Administrative Agent's and Additional Collateral Agent’s (for the benefit of the Lender Parties) security interest, the original chattel paper and instruments representing the Receivables so held by a Borrower shall be deemed to be held by Administrative Agent and Additional Collateral Agent, although kept by such Borrower as the custodial agent of Administrative Agent, Additional Collateral Agent and the Lender Parties.

     Section 3.6. NOTICE OF SECURITY INTEREST AND COLLATERAL ASSIGNMENT. All contracts, documents or instruments representing or evidencing a Receivable shall contain (by way of stamp or other method reasonably satisfactory to Administrative Agent) the following language: “THIS DOCUMENT IS SUBJECT TO A SECURITY INTEREST IN FAVOR OF, AND PLEDGED AS COLLATERAL TO SWC SERVICES LLC, AS ADMINISTRATIVE AGENT, AND AGM, LLC, AS ADDITIONAL COLLATERAL AGENT, FOR THE BENEFIT OF THEMSELVES AND CERTAIN LENDERS. THE CREATION OF ANY SUBSEQUENT SECURITY INTEREST IN THIS DOCUMENT VIOLATES THE RIGHTS OF THE ADMINISTRATIVE AGENT, ADDITIONAL COLLATERAL AGENT AND LENDERS.”

     Section 3.7. RECORDS AND INSPECTIONS. Related Parties shall at all times keep complete and accurate records pertaining to the Collateral, which records shall be current on a daily basis and located only at the locations set forth in Section 3.7 of Schedule A attached hereto. Administrative Agent and Additional Collateral Agent, by or through any of their officers, agents, employees, attorneys or accountants, shall have the right to enter any such locations, at any reasonable time or times during regular business hours, for so long as

Administrative Agent or Additional Collateral Agent may desire, to inspect the Collateral and to inspect, audit and make extractions or copies from the books, records, journals, orders, receipts, correspondence or other data relating to the Collateral or this Agreement.

     Section 3.8. COLLECTION. Subject to Section 3.9, Borrowers agree at their own expense to promptly and diligently collect each installment of all Receivables in trust for the exclusive account of Administrative Agent and Additional Collateral Agent, for the benefit of the Lender Parties, to hold Lender Parties harmless from any and all loss, damage, penalty, liability, fine or expense arising from such collection by Borrowers or their agents, and to faithfully account therefor to Administrative Agent and Additional Collateral Agent. Upon the occurrence of a Default or an Event of Default, Administrative Agent and Additional Collateral Agent each expressly retains the unqualified right at any time it so elects to take over the collection of the Receivables directly (through an agent of such Person or otherwise).

     Section 3.9. COLLECTION ACCOUNTS. Borrowers shall ensure that all collections of Receivables (including, without limitation, all scheduled payments, all prepayments, all overdue payments, all insurance proceeds, recoveries and all cash receipts and proceeds in respect of the underlying automobile securing the Receivables), all other amounts remitted by any Account Debtor, an insurer, any other Person making a payment on a Receivable or in connection with proceeds of the underlying automobile securing such Receivable, the proceeds of sales of Automobile Inventory and the proceeds of all other Collateral are deposited into a Collection Account within one (1) Business Day of receipt thereof. Borrowers shall cause all payments of Receivables and other proceeds of the sale of Automobile Inventory and other Collateral to be deposited into a Collection Account. Until such time as any Receivables collections or other proceeds of Collateral are deposited by the Borrowers into the applicable Collection Account, such collections and proceeds shall be held in trust for the benefit of Administrative Agent and the other Lender Parties. The Collection Accounts shall be swept automatically on a weekly basis and the depository bank maintaining a Collection Account will wire, or otherwise transfer, in immediately available funds, all funds received or deposited into such Collection Account (other than $300 or such other nominal amount in each account which the depository bank may require to be held as a compensating balance) to the Payment Account or such other bank account as Administrative Agent or Additional Collateral Agent, as the case may be, may from time to time designate for such purpose. Borrowers hereby confirm and agree that all amounts deposited in the Collection Accounts and any other funds received and collected by Administrative Agent or Additional Collateral Agent, whether as proceeds of Collateral or otherwise, shall constitute Collateral. Notwithstanding and without limiting any other provision of this Agreement or any of the other Loan Documents, Administrative Agent shall apply all funds transferred from the Collection Accounts into the Payment Account or other bank account designated by Administrative Agent or Additional Collateral Agent pursuant to this Section 3.9 as set forth in Section 2.14 hereof and subject to the clearance period set forth in Section 2.8 hereof. If a credit balance exists with respect to the Collection Accounts as the result of collections of Receivables or proceeds of other Collateral pursuant to the terms and conditions of this Section 3.9, such credit balance shall not accrue interest in favor of the Borrowers, but shall, subject to the terms of Section 2.14 hereof, be available to Borrowers in accordance with the terms of this Agreement. All funds transferred from the Collection Accounts into the Payment Account or other bank account designated by Administrative Agent or Additional Collateral Agent pursuant to this Section 3.9 shall be applied to reduce the Indebtedness (or be made available to Borrowers in accordance with Section 2.14 hereof), but, for purposes of calculating interest hereunder, shall be subject to a four (4) Business Day clearance period. All Items deposited in the Collection Accounts shall be subject to final payment. If any such Item is returned uncollected, the Borrowers will immediately pay the Administrative Agent, for the account of the Lender Parties, or, for Items deposited in the Collection Accounts, the bank maintaining such account, the amount of that Item, or such bank at its discretion may charge any uncollected Item to the Borrowers’ commercial account or other account. The Borrowers shall be liable as an endorser on all Items deposited in the Collection Accounts, whether or not in fact endorsed by Borrowers. Upon Administrative Agent’s or Additional Collateral Agent’s request any time following the occurrence of an Event of Default, Borrowers agree to establish and maintain a lockbox with a bank acceptable to Administrative Agent or Additional Collateral Agent and to execute with such bank a lockbox agreement acceptable to Administrative Agent or Additional Collateral Agent, as applicable, in its sole discretion. Thereafter, Borrowers shall ensure that all collections of Receivables and the proceeds of other Collateral are paid directly by the Account Debtors to the lockbox and to the extent that any Receivables collections or other proceeds of Collateral are not sent directly to the lockbox but are received by a Borrower, such collections and proceeds shall be held in trust for the benefit of Administrative Agent and Additional Collateral Agent and within one (1) Business Day of receipt thereof shall be remitted via overnight mail to the Administrative Agent for deposit, in the form received, to the lockbox

     Section 3.10. PROTECTION OF RECEIVABLE RECORDS AND MANAGEMENT OF RECEIVABLES INFORMATION. Borrowers hereby agree to take the following protective actions to prevent destruction of the Collateral and records pertaining to the Collateral: (i) if a Borrower maintains its Collateral records on a manual system such records shall be kept in a fire proof cabinet or on no less than a monthly basis, a record of all payments on Receivables and all other matters relating to the Collateral shall be placed in an off site safety deposit box (and Administrative Agent shall have access to such safety deposit box); or (ii) if the Collateral records are computerized, Borrowers agree to create a tape or diskette “back-up” of the computerized information and upon the request of Administrative Agent, provide Administrative Agent with a tape or diskette copy of such “back-up” information. Without limiting the foregoing, if the Borrowers have purchased a software license for an internet based payment system, or use a proprietary electronic payment system, and Borrowers have implemented any such payment system, then (i) Borrowers shall grant to Administrative Agent full access rights to such software and payment system, including but not limited to passwords and login information with offsite internet access capability, if available, (ii) Borrowers shall authorize and instruct the provider of such software to provide Administrative Agent, at its request, with all back-up materials and information for such payment system and (iii) in the event that such provider of software becomes unable to provide such service to Borrowers, Borrowers will immediately obtain another such internet based payment service that provides equivalent software and access rights to Borrowers and Administrative Agent, including but not limited to full access rights to Administrative Agent and back-up materials and information as requested by Administrative Agent.

     Section 3.11. USE OF PROCEEDS. Borrowers shall use the proceeds of the Loans in the ordinary course of business, solely in its operations for working capital, refinancing on the Closing Date of Liabilities, payments to Lender Parties hereunder or as set forth in Section 3.11 of Schedule A. The Borrowers shall not use the proceeds of the Loans to repay any Liabilities in connection with the JV Purchase Note.

     Section 3.12. RETURN OF COLLATERAL. Upon the payment in full of any Receivable to which the written documents evidencing such Receivable are held by Administrative Agent, Additional Collateral Agent or a Custodian, Borrowers shall submit a request to the Administrative Agent or Additional Collateral Agent, as applicable, for the return of such documents pursuant to a Request For Return of Collateral Form, a copy of which is attached hereto as Exhibit B (and shall additionally submit all requests required of it under the applicable Custodian Agreement to the respective Custodian) and Administrative Agent or Additional Collateral Agent, as applicable, shall return (or cause the appropriate Custodian to return) such documents within five (5) Business Days after receipt of such request.

     Section 3.13. COLLATERAL REPRESENTATIONS, WARRANTIES, AND COVENANTS. The Borrowers jointly and severally represent and warrant to, and covenant with, Administrative Agent, for the benefit of the Lender Parties, as follows:

          (a) The Borrowers have good and marketable title to all of the Collateral and the Borrowers have rights in and the power to transfer the Collateral in which they purport to grant a security interest pursuant to Section 3.1 hereof (subject, with respect to after acquired Collateral, to Borrowers’ acquiring the same) and no Lien other than Liens permitted under Section 6.2(a) hereof exists or shall exist upon such Collateral at any time;

          (b) This Agreement is effective to create in favor of Administrative Agent and Additional Collateral Agent, for the benefit of the Lender Parties, a valid security interest in and Lien upon all of the Borrowers’ right, title and interest in and to the Collateral, and, upon the filing of appropriate Uniform Commercial Code financing statements in the jurisdictions listed on Section 3.13(b) of Schedule A attached hereto and, with respect to patents, trademarks and copyrights (if any) of the Borrowers, the filing with the United States Patent and Trademark Office and the United States Copyright Office, as applicable, such security interest and Liens shall be duly perfected in all the Collateral (other than Instruments not constituting Chattel Paper), and upon delivery of the Instruments to Administrative Agent or Additional Collateral Agent or one of their agents (including, a Custodian with respect to Consumer Loan Documentation), duly endorsed by Debtor or accompanied by appropriate instruments of transfer duly executed by the applicable Borrower, the security interest and Liens in the Instruments shall be duly perfected;

          (c) All of the Equipment, Automobile Inventory, Inventory and Goods of Borrowers are located at the places as specified on Section 5.1(n) of Schedule A attached hereto and, except for Consumer Loan Documentation in the possession of a Custodian, none of the Collateral is in the possession of any bailee, warehousemen, processor or consignee;

          (d) No Borrower owns any registered copyrights, patents or trademarks except for those copyrights, patents and trademarks described on Section 3.13(d) of Schedule A, none of which have been adjudged invalid or unenforceable or have been canceled, in whole or in part, or are not presently subsisting, and each of such copyrights, patents and trademarks are valid and enforceable. The applicable Borrower identified on Section 3.13(d) of Schedule A is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each of such copyrights, patents and trademarks, free and clear of any liens, charges and encumbrances, including without limitation licenses, shop rights and covenants by Borrowers not to sue third persons. No Borrower has any notice of any suits or actions commenced or threatened with reference to such registered copyrights, patents or trademarks, or any claim of intellectual property infringement with respect to any intellectual property used by the Borrowers in the operation of their respective businesses. If any Borrower shall (i) obtain rights to any new patentable inventions, any registered copyrights, trademarks or any patents, or (ii) become entitled to the benefit of any registered copyrights or trademarks or any patents or any improvement on any patent, the provisions of this Agreement above shall automatically apply thereto and such Borrower shall give to Administrative Agent prompt written notice thereof. Borrowers shall have the duty, subject to the exercise of their reasonable business judgment, (i) to prosecute diligently any patent, trademark, or service mark applications pending as of the date hereof or hereafter, (ii) to make application on unpatented but patentable inventions and on trademarks, copyrights and service marks, as appropriate, (iii) to preserve and maintain all rights in copyrights, trademarks or any patents, to the extent material to the operations of the business of any Borrower and (iv) to ensure that the copyrights, trademarks or any patents used by any Borrower are and remain enforceable, to the extent material to the operations of the business of any Borrower. Subject to the exercise of the Borrowers’ reasonable business judgment, no Borrower shall abandon any right to file a patent, trademark or service mark application, or abandon any pending patent, application or any other copyright, patent or trademark without the written consent of Administrative Agent, which consent shall not be unreasonably withheld.

          (e) Borrowers shall deliver to the Administrative Agent an updated Section 3.13(b), 3.13(d), 3.13(f) and 5.1(n) of Schedule A within five (5) days of any change thereto; provided, that delivery or receipt of such subsequent disclosure shall not relieve or otherwise constitute a waiver by any Lender Party or a cure of any Default or Event of Default resulting in connection with the matters disclosed or a breach of the underlying covenant, representation or warranty (regardless of such disclosure);

          (f) All depositary and other accounts maintained by Borrowers and each Guarantor are described on Section 3.13(f) of Schedule A hereto, which description includes for each such account the name of the Related Party maintaining such account, the name, address and telephone and telecopy numbers of the financial institution at which such account is maintained, the account number and the account officer, if any, of such account. No Borrower or Guarantor shall open any new accounts unless such Related Party shall have given Administrative Agent and Additional Collateral Agent at least ten (10) Business Days’ prior written notice of its intention to open any such new accounts.

          (g) Borrowers shall take any and all actions necessary or reasonably requested by the Administrative Agent, from time to time, to (i) cause the Administrative Agent and/or Additional Collateral Agent to obtain exclusive control of any investment property owned by Borrowers in a manner acceptable to Administrative Agent, and (ii) obtain from any issuers of investment property and such other Persons, for the benefit of Administrative Agent and/or Additional Collateral Agent, written confirmation of Administrative Agent’s or Additional Collateral Agent’s control over such Investment Property. For purposes of this Section 3.13(g), Administrative Agent or Additional Collateral Agent, as applicable, shall have exclusive control of investment property if (i) such investment property consists of certificated securities and the applicable Borrower delivers such certificated securities to the Administrative Agent or Additional Collateral Agent, respectively (with appropriate endorsements if such certificated securities are in registered form); (ii) such investment property consists of uncertificated securities and either (x) the applicable Borrower delivers such uncertificated securities to the Administrative Agent or Additional Collateral Agent, as applicable or (y) the issuer thereof agrees, pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent, that it shall comply with instructions originated by Administrative Agent or Additional Collateral Agent, as applicable, without further consent by such Borrower, and (iii) such investment property consists of security entitlements and either (x) Administrative Agent or Additional Collateral Agent, as applicable, becomes the entitlement holder thereof or (y) the appropriate securities intermediary agrees, pursuant to documentation in form and substance reasonably satisfactory to Administrative Agent, that it shall comply with entitlement orders originated by Administrative Agent or Additional Collateral Agent, as applicable, without further consent by any Borrower.

     Section 3.14. LENDER'S PAYMENT OF CLAIMS. Administrative Agent or Additional Collateral Agent may, in such Person’s sole discretion, discharge or obtain the release of any Lien asserted by any Person against the Collateral (other than Liens permitted pursuant to Section 6.2 hereof). All sums paid by Administrative Agent or Additional Collateral Agent in respect thereof shall be payable, on demand, by Borrowers to Administrative Agent or Additional Collateral Agent, as applicable, and shall be a part of the Indebtedness.

ARTICLE 4
CONDITIONS OF CLOSING; SUBSEQUENT ADVANCES

     Section 4.1. INITIAL ADVANCE. The obligation of Lender Parties to make the initial Loan Advances hereunder is subject to the fulfillment, to the satisfaction of Administrative Agent, Lenders and their counsel, of each of the following conditions prior to such initial Loan Advance:

          (a) Loan Documents. Administrative Agent shall have received each of the following Loan Documents: (i) this Agreement executed by the respective parties; (ii) Schedule A executed by the respective parties; (iii) the initial Note(s) executed by Borrowers; (iv) the Master Reaffirmation of Loan Documents executed by the Initial Borrowers, Guarantors, JV Partner Validity Guarantor, as applicable; (v) a Pledge Supplement executed by Carbiz USA with respect to Houston Auto, (vi) the First Amendment to the Existing Carbiz Custodian Agreement executed by the applicable parties thereto; (vii) the First Amendment to the Texas Legacy Custodian Agreement executed by the applicable parties thereto; (viii) the additional Account Control Agreements executed by the parties thereto; (ix) the Reaffirmation of and Fourth Amendment to Trafalgar Subordination Agreement, (x) the Reaffirmation of and Amendment to Management Subordination Agreement and (xi) such other documents, instruments and agreements in connection herewith as Administrative Agent shall require, executed, certified and/or acknowledged by such parties as Administrative Agent shall designate.

          (b) Texas Asset Purchase Agreement. The acquisition and related transactions under the Texas Asset Purchase Agreement, the Agreement to Operate and all

agreements, documents and instruments executed in connection therewith shall have closed concurrently with the closing of this Agreement.

          (c) Outside Director. (i) each of Carbiz USA, Carbiz Auto, Carbiz LLC, Carbiz AQ shall have modified its charter documents to provide for the election of an Outside Director as required by Section 6.8 hereof and (ii) Houston Auto shall have elected an Outside Director as required by Section 6.8 hereof and such Outsider Director shall have accepted such election.

          (d) Charter Documents. Administrative Agent shall have received copies of Borrowers’, each Guarantor’s and JV Partner’s charter documents, certified by the appropriate official of such Person’s jurisdiction of organization and Borrowers’, each Guarantor’s and JV Partner’s bylaws, partnership agreement or operating agreement, as applicable, each as amended, modified, or supplemented to the Closing Date and each certified by the Secretary of the applicable Borrower, the applicable Guarantor and JV Partner, respectively.

          (e) Good Standing. Administrative Agent shall have received a good standing certificate with respect to each Borrower, each Guarantor and JV Partner, dated within thirty (30) days of the Closing Date, by the appropriate official of such Person’s jurisdiction of organization (unless such jurisdiction does not issue such certificates), which certificates shall indicate that each Borrower, the Guarantors and JV Partner are each in good standing in such jurisdictions.

          (f) Foreign Qualification. Administrative Agent shall have received certificates with respect to Borrower, each Guarantor and JV Partner relating to such Person’s qualification to do business in each state where such Person maintains assets or in which such Person’s failure to be duly qualified or licensed would have a material adverse effect on its financial condition or assets, each dated within thirty (30) days of the Closing Date, issued by the appropriate official of each state and indicating that such Person is qualified to do business in such state and in good standing.

          (g) Authorizing Resolutions and Incumbency. Administrative Agent shall have received a certificate from the Secretary of each Borrower, each Guarantor and JV Partner attesting to (i) the adoption of resolutions of each respective Board of Directors, partners or members, as applicable authorizing the borrowing of money from Lenders or the guaranty of the Indebtedness, as the case may be, the pledge of and granting of Liens upon its assets, and execution and delivery of this Agreement and the other Loan Documents to which any such Person is a party, and authorizing specific officers of such Person to execute same, and (ii) the authenticity of original specimen signatures of such officers.

          (h) Property and Liability Insurance. Administrative Agent shall have received the insurance certificates and certified copies of policies required herein, along with a loss payable endorsement naming Administrative Agent, for the benefit of the Lender Parties, as sole loss payee and as additional insured, all in form and substance reasonably satisfactory to Administrative Agent and its counsel.

          (i) Searches; Certificates of Title. Administrative Agent shall have received evidence reflecting the filing of its and Additional Collateral Agent’s financing statements and other filings in such jurisdictions as it shall determine, and shall have received certificates of title with respect to the Collateral which shall have been duly executed in a manner sufficient to perfect all of the security interests granted to Administrative Agent and Additional Collateral Agent, for the benefit of the Lender Parties, and shall have received other background reports and information with respect to Borrowers, Guarantors, members of Borrowers’ senior management, the owners of Borrowers, and any other Person who provides financial or collateral information to the Administrative Agent or Additional Collateral Agent, which are satisfactory to Administrative Agent, in Administrative Agent’s sole discretion.

          (j) Landlord Waivers. Administrative Agent shall have received Landlord Waivers in form and substance satisfactory to Administrative Agent from the lessors of all locations where any Collateral is located.

          (k) Fees. Borrowers shall have paid all fees payable by them on the Closing Date pursuant to this Agreement, including, without limitation, fees and expenses of Administrative Agent’s counsel.

          (l) Opinion of Counsel. Administrative Agent shall have received an opinion of Borrowers’ and Guarantors’ counsel, covering such matters as Administrative Agent shall reasonably determine, which opinion shall be in form and substance reasonably satisfactory to Administrative Agent.

          (m) Solvency Certificate. A signed certificate of the Borrowers’ duly elected Chief Financial Officer concerning the solvency and financial condition of the Borrowers, in form and substance reasonably acceptable to Administrative Agent.

          (n) Collection Accounts. The Collection Accounts shall have been established to the reasonable satisfaction of Administrative Agent and Additional Collateral Agent in their sole discretion.

          (o) Custodian Deliverables. The Custodians shall have received the applicable Consumer Loan Documents and all other documents, instruments and writings required to be delivered to the Custodians hereunder and under the Custodian Agreements and Administrative Agent shall have received the Custodial Certificate from the Custodians relating thereto.

          (p) No Material Adverse Effect. No event or condition has occurred since January 31, 2007, or is existing which has had or could reasonably be expected to have (i) a material adverse effect on the business, operations, results of operations, prospects, assets, liabilities or financial condition of any Borrower or any Guarantor, or (ii) a material adverse effect on the ability of any Borrower or any Guarantor to perform its obligations under the Loan Documents.

          (q) Cash Management System. Borrowers have established cash management systems acceptable to the Administrative Agent and Additional Collateral Agent, in their discretion.

          (r) Due Diligence. The Administrative Agent and the Lender Parties shall have completed all business, legal and collateral due diligence (including, without limitation, completion by the Administrative Agent or its agents of an examination and inspection of the Collateral, Borrowers’ financial information including monthly projections, Borrowers’ historical performance and background investigations of key members of management of the Borrowers), and the results of such due diligence are satisfactory to the Administrative Agent and the Lender Parties, in their sole discretion.

          (s) Litigation. There is no material action, suit, proceeding or investigation pending or threatened against or affecting any Related Party before or by any court, administrative agency or other governmental authority, except as may be acceptable to Administrative Agent and Initial Lender.

          (t) Other Matters. All other documents and legal matters in connection with the transactions contemplated by this Agreement shall have been delivered, executed and recorded and shall be in form and substance reasonably satisfactory to Administrative Agent and its counsel.

     Section 4.2. ALL ADVANCES. The obligation of any Lender to make any Loan Advance hereunder (including the initial Loan Advance) shall be subject to the further conditions precedent that, on and as of the date of such advance: (a) the representations and warranties of each Borrower and each Guarantor set forth in this Agreement and the other Loan Documents shall be accurate, before and after giving effect to such advance or issuance and to the application of any proceeds thereof; (b) no Default or Event of Default has occurred and is continuing, or would result from such advance or issuance or from the application of any proceeds thereof; (c) no material adverse change has occurred in the Borrowers’ business, operations, financial condition, or assets or in the prospect of repayment of the Indebtedness or the enforceability of the material terms of any Loan Document; (d) the applicable Custodian shall have received (i) the Consumer Loan Documents, all related Auto Titles (or, if applicable, “Title Guaranties” or “Title Applications” and “Title Receipts” (as such terms are defined in the Existing Carbiz Custodian Agreement)) and other documents, instruments and writings related to each Receivable and (ii) the Auto Titles (or, if applicable, “Title Guaranties” or “Title Applications” and “Title Receipts”) and other documents, instruments and writings related to each Automobile being financed by such advance and shall have provided a written certification regarding receipt of same to Administrative Agent; (e) Administrative Agent shall have received such other approvals, opinions or documents as Administrative Agent shall reasonably request; and (f) Borrower Representative shall have submitted to Administrative Agent a completed Request for Advance in the form and substance of Exhibit A attached hereto, on or before the Business Day preceding the date such advance is requested.

     Section 4.3. ALL ADVANCES TO CONSTITUTE ONE LOAN . All evidences of credit, loans and advances made by a Lender to Borrowers under this Agreement and any other documents or instruments executed in connection herewith shall constitute one loan of such Lender, and all indebtedness and obligations of Borrowers to Lender Parties under this Agreement and all other such documents and instruments shall constitute Indebtedness secured by Administrative Agent's and Additional Collateral Agent’s liens and security interests, for the benefit of the Lender Parties, in all of the Collateral and by all other Liens heretofore, now, or at any time or times hereafter granted by a Borrower to Administrative Agent or Additional Collateral Agent, for the benefit of the Lender Parties. Each Borrower agrees that all of the rights of Lender Parties set forth in this Agreement shall apply to any modification of or supplement to this Agreement and any other such documents and instruments.

     Section 4.4. ADVANCES. Administrative Agent shall have the right in Administrative Agent's discretion (but shall not be required), subject to availability hereunder on behalf of and without notice to Borrowers, to make and use Receivables Loan A Advances, Inventory Loan A Advances, Receivables Loan B Advances and Inventory Loan B Advances to pay Lender Parties for any amounts due to Lender Parties pursuant to this Agreement or any other Loan Document, or to cure any default hereunder, notwithstanding the expiration of any applicable cure period (and Administrative Agent shall be deemed a Lender hereunder with respect to any Loan Advance so made).

ARTICLE 5
REPRESENTATIONS AND WARRANTIES OF BORROWER AND RELATED PARTIES.

     Section 5.1. REPRESENTATIONS AND WARRANTIES. To confirm Lender Parties’ understanding concerning the Borrowers and Related Parties and their businesses, properties and obligations, and to induce Lender Parties to enter into this Agreement and to extend credit hereunder, each Borrower and each Guarantor party hereto hereby continuously, including at any time a Request for Advance is provided to Administrative Agent, represents and warrants to Lender Parties that, during the term of this Agreement and so long as any Indebtedness remains outstanding:

          (a) Each Related Party is a corporation or limited liability company, as applicable duly incorporated or organized, validly existing and in good standing under the laws of the state of its incorporation or organization, is duly qualified to do business and is in good standing as a foreign corporation in all states where such qualification is required, has all necessary company power and authority to enter into this Agreement and each of the other Loan Documents to which it is a party and to perform all of its obligations hereunder and thereunder.

          (b) Each Related Party operates its business only under its legal name and the assumed names listed on Schedule 5.1(b) of Schedule A attached hereto and except as set forth on Schedule 5.1(b) of Schedule A, has not used any other assumed name or prior legal name for the operation of its business activities for the previous seven (7) years.

          (c) Each Related Party and JV Partner has all requisite right and power and is duly authorized and empowered to enter into, execute, deliver and perform this Agreement and each other Loan Document to which it is a party and this Agreement and each other Loan Document to which such Related Party is a party are the legal, valid and binding obligations of such Related Party and are enforceable against such Related Party in accordance with their terms. By its execution hereof, Carbiz Parent specifically acknowledges and agrees that the execution and delivery of this Agreement, and the consummation of the transactions contemplated hereby, was unanimously approved by all of the members of its board of directors on December 21, 2007.

          (d) Each Validity Guarantor is competent to enter into its respective Validity Guaranty and to perform all of such Validity Guarantor's obligations thereunder.

          (e) The execution, delivery and performance by each Related Party of this Agreement and the other Loan Documents to which it is a party does not and shall not (i) violate any provision of any Law, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to such Person; (ii) violate any provision of its charter documents, bylaws, limited liability company agreement, operating agreement or partnership agreement, as applicable; or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which such Person is a party or by which it or any of its assets or properties may be bound or affected; and no Related Party is in default of any such Law, order, writ, judgment, injunction, decree, determination or award or any such indenture, agreement, lease or instrument.

          (f) No consent, approval, license, exemption of or filing or registration with, giving of notice to, or other authorization of or by, any court, administrative agency or other governmental authority is or shall be required in connection with the execution, delivery or performance by any Related Party of this Agreement or any other Loan Document for the valid consummation of the transactions contemplated hereby or thereby.

          (g) No event has occurred and is continuing which constitutes a Default or an Event of Default. There is no action, suit, proceeding or investigation pending or, to the knowledge of any Related Party, threatened against or affecting any Related Party before or by any court, administrative agency, other governmental authority or arbitrator of any kind that brings into question the validity of the transactions contemplated hereby, or that could reasonably be expected to result in any material adverse change in the businesses, assets, properties or financial conditions of any Related Party.

          (h) No Related Party is in default in the payment of any taxes levied or assessed against it or any of its assets or properties, except for taxes being contested in good faith and by appropriate proceedings.

          (i) Each Related Party has good and marketable title to its assets and properties as reflected in its financial statements furnished to Administrative Agent.

          (j) Each of the financial statements furnished to Administrative Agent by the Related Parties was prepared in accordance with GAAP and fairly and accurately reflects their financial condition as of the date thereof; and each Related Party hereby certifies that there have been no material adverse changes in their condition, financial or otherwise, since the date of such statements, and there are no known contingent liabilities not provided for or disclosed in such statements.

          (k) Neither this Agreement, any Availability Report or any statement or document referred to herein or delivered to any Lender Party by any Related Party contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements made herein or therein not misleading.

          (l) Each Related Party has good, indefeasible and merchantable title to and ownership of its respective Collateral, free and clear of all Liens, except (i) those of Administrative Agent and Additional Collateral Agent and (ii) Liens permitted pursuant to Section 6.2(a) hereof.

          (m) All books, records and documents relating to the Collateral are and shall be genuine and in all respects what they purport to be; the original amount and the unpaid balance of each Receivable shown on the books and records of each Borrower and in the schedules represented as owing by each Account Debtor is and shall be the correct amount actually owing or to be owing by such Account Debtor at maturity; no Borrower or other Related Party has knowledge of any fact which would impair the validity or collectibility of any of the Receivables; and the payments shown to have been made by each Account Debtor on the books and records of Borrowers shall reflect the amounts of and dates on which said payments were actually made.

          (n) Each place of business of each Related Party is only at the locations set forth in Section 5.1(n) of Schedule A attached hereto. No Related Party shall begin or do business (either directly or through subsidiaries) at other locations or cease to do business at any of the above locations or at Borrowers’ principal place of business without first notifying Administrative Agent.

          (o) The present value of all benefits vested under all Plans of the Related Parties or any Commonly Controlled Entity (based on the assumptions used to fund the Plans) did not, as of the last annual valuation date (which in case of any Plan was not earlier than December 31, 1982) exceed the value of the assets of the Plans applicable to such vested benefits.

          (p) The liability to which any Related Party or any Commonly Controlled Entity would become subject under Sections 4063 or 4064 of ERISA if such Related Party or any Commonly Controlled Entity were to withdraw from all Multi-employer Plans or if such Multi-employer Plans were to be terminated as of the valuation date most closely preceding the date hereof, is not in excess of One Thousand and No/100 Dollars ($1,000.00);

          (q) No Related Party is engaged nor shall it engage, principally or as one of its important activities, in a business of extending credit for the purpose of “purchasing” or “carrying” any “margin stock” within the respective meanings of each of the quoted terms under Regulations U or X of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect. No part of the proceeds of any advances hereunder shall be used for “purchasing” or “carrying” “margin stock” as so defined or for any purpose which violates, or which would be inconsistent with, the provisions of the Regulations of such Board of Governors. All of the outstanding securities of each Related Party have been offered, issued, sold and delivered in compliance with, or are exempt from, all United States and Canadian federal, state, provincial, and local laws and rules and all regulations of United States and Canadian federal, state and provincial regulatory bodies governing the offering, issuance, sale and delivery of securities.

          (r) No Related Party is an “investment company” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended.

          (s) Each of the Exhibits and Schedules to this Agreement contain true, complete and correct information.

          (t) To the best of Related Parties’ knowledge, the land and improvements owned or leased by each Related Party for use in its business operations are free of dangerous levels of contaminates, oils, asbestos, radon, PCB's, hazardous substances or waste as defined by federal, state or local environmental laws, regulations or administrative orders or other materials, the removal of which is required or the maintenance of which is prohibited, regulated or penalized by any federal, state or local governmental authority.

          (u) Each Related Party is solvent, generally able to pay its obligations as they become due, has sufficient capital to carry on its business and transactions and all businesses and transactions in which it intends to engage, and the current value of such Related Party’s assets, at fair saleable valuation, exceeds the sum of its liabilities. No Related Party shall be rendered insolvent by the execution and delivery of this Agreement and the other Loan Documents and the consummation of the transactions contemplated hereby and thereby and the capital remaining in each Related Party is not now and shall not foreseeably become unreasonably small to permit such Related Party to carry on its business and transactions and all businesses and transactions in which it is about to engage. No Related Party intends to, nor does it reasonably believe it shall, incur debts beyond its ability to repay the same as they mature.

          (v) Administrative Agent and Additional Collateral Agent have perfected first priority security interests, for the benefit of the Lender Parties, in all of Related Parties’ right, title and interest in the Collateral, prior and superior to any other Lien, except for Liens permitted under Section 6.2(a) hereof.

          (w) There are no material actions, suits or proceedings pending, or threatened against or affecting the assets of any Related Party or the consummation of the transactions contemplated hereby, at law, or in equity, or before or by any governmental authority or instrumentality or before any arbitrator of any kind. No Related Party is subject to any judgment, order, writ, injunction or decree of any court or governmental agency. There is not a reasonable likelihood of an adverse determination of any pending proceeding which would, individually or in the aggregate, have a material adverse effect on the business operations or financial condition of any Related Party.

          (x) Section 5.1(x) of Schedule A attached hereto correctly and completely sets forth for each Related Party, as applicable, (i) its full legal name and state of organization, (ii) its Federal Tax Identification Number; (iii) its chief executive office, (iv) all prior names used in the last five (5) years (including, without limitation, such Related Party’s predecessors in interest as a result of a merger or consolidation) and (v) the charter or other similar organizational identification number for such Related Party in its state or province of organization.

          (y) No Related Party or Guarantor (i) is a person whose property or interest in property is blocked or subject to blocking pursuant to Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)), (ii) engages in any dealings or transactions prohibited by Section 2 of such executive order, or is otherwise associated with any such person in any manner violative of Section 2, or (iii) is a Person on the list of Specially Designated Nationals and Blocked Persons or subject to the limitations or prohibitions under any other U.S. Department of Treasury’s Office of Foreign Assets Control regulation or executive order.

          (z) Each Borrower and each Guarantor is in compliance with the Patriot Act. No part of the proceeds of any of the Loans will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.

     Section 5.2. REPRESENTATIONS AND WARRANTIES AS TO ELIGIBLE RECEIVABLES. With respect to the Eligible Receivables, the Borrowers hereby continuously, including at any time a Request for Advance is provided to Administrative Agent, represent and warrant to Lender Parties that during the term of this Agreement and so long as any of the Indebtedness remains unpaid that (i) in determining which Receivables are “Eligible Receivables A” and/or “Eligible Receivables B,” Administrative Agent may rely upon all statements or representations made by Borrowers; (ii) those Receivables designated as Eligible Receivables A and/or Eligible Receivables B satisfy all of the requirements of “Eligible Receivables A” and/or “Eligible Receivables B”, as applicable, set forth herein and (iii) the amounts of the face value shown on any schedule of Receivables provided to Administrative Agent, and/or all invoices or statements delivered to Administrative Agent with respect to any Eligible Receivables, are actually and absolutely owing to the applicable Borrower and are not contingent for any reason.

     Section 5.3. REPRESENTATIONS AND WARRANTIES AS TO ELIGIBLE INVENTORY. With respect to the Eligible Inventory, the Borrowers hereby continuously, including any time a Request for Advance is provided to Administrative Agent, represent and warrant to Lender Parties that during the term of this Agreement and so long as any of the Indebtedness remains unpaid: (i) in determining which Automobile Inventory are “Eligible Inventory A” and/or “Eligible Inventory B” Administrative Agent may rely upon all statements or representations made by Borrowers; and (ii) the Automobile Inventory designated as Eligible Inventory A and/or Eligible Inventory B satisfy the requirements of “Eligible Inventory A” and “Eligible Inventory B,” as applicable set forth herein.

ARTICLE 6
COVENANTS AND OTHER AGREEMENTS

     Section 6.1. AFFIRMATIVE COVENANTS. During the term of this Agreement and so long as any of the Indebtedness remains unpaid and until Lender Parties’ obligations to make Loan Advances under this Agreement have terminated, each Borrower and each Guarantor party hereto agrees and covenants, jointly and severally, that they shall:

          (a) Pay or cause to be paid currently all of their expenses and Liabilities, including all payments on their obligations whenever due, as well as all payments of any and all taxes of whatever nature when due, including the payment of all sales tax on consumer loans. This provision shall not apply to taxes or expenses which are due, but which are challenged in good faith.

          (b) Maintain, preserve, and protect the Collateral, including, but not limited to, keeping all Consumer Loan Documents and other written records otherwise evidencing the Collateral in a fire proof cabinet (subject to the delivery requirements to the Custodians set forth herein and in the Custodian Agreements).

          (c) Furnish to Administrative Agent prompt written notice as to the occurrence of any Default or Event of Default hereunder.

          (d) Furnish to Administrative Agent prompt notice of: (i) any development related to the business, financial condition, properties or assets of any Related Party that would have or has a materially adverse affect on such business, financial condition, properties or assets, or ability to perform their obligations under this Agreement and the other Loan Documents and (ii) any material and adverse litigation or investigation to which any of them may be a party.

          (e) Carry on and conduct their business in the same manner and in the same fields of enterprise as they are presently engaged, and each Related Party shall preserve its existence, licenses or qualifications as a domestic corporation, limited liability company or limited partnership, as applicable, in the jurisdiction of its organization and as a foreign organization in every jurisdiction in which the character of its assets or properties or the nature of the business transacted by it at any time makes qualification as a foreign organization necessary, and to maintain all other material organizational rights and franchises, provided, however, nothing herein shall be construed to prevent any Related Party from closing any retail location in the good faith exercise of its business judgment.

          (f) Comply, and cause each affiliate to comply, with all statutes, governmental rules and regulations applicable to them and their business (including, without limitation, applicable usury and consumer Laws).

          (g) Permit and authorize Administrative Agent and allow Administrative Agent, (i) to, without notifying any Related Party, make such inquiries or investigation through business credit, other credit reporting services or other sources concerning any Related Party as Administrative Agent, in its sole discretion, shall deem appropriate (ii) to (upon prior written notice to the Borrower Representative to the extent no Event of Default shall have occurred and be continuing) inspect, audit and examine the Collateral at the premises of Related Parties, and provide Administrative Agent and any of its officers, employees and agents reasonable access to the properties, facilities, advisors and employees (including officers) of each Related Party and each of its Subsidiaries and to the Collateral, (iii) together with any of its officers, employees and agents, to inspect, audit and make extracts from the books and records of any Related Party and its Subsidiaries, and (iv) together with its officers, employees and agents, to inspect, review, evaluate and make test verifications and counts of the Receivables, Automobile Inventory and other Collateral of any Related Party.

          (h) Cause all debt due from a Borrower to any of such Borrower’s direct or indirect shareholders or equity interest holders or any other Person to be subordinated to the Indebtedness pursuant to a subordination agreement in form and substance satisfactory to Administrative Agent.

          (i) Provide Administrative Agent sixty (60) days prior written notice of any Borrower initiating any activities in any state other than the then-Approved States. Lender shall not provide financing for any Receivable generated in a state other than the Approved States until Administrative Agent’s counsel has reviewed applicable lending and homestead laws in such new state and Administrative Agent has approved activities in such new state by adding such new state to the Approved State list.

          (j) Cause each Consumer Loan Document to have only one original counterpart.

          (k) Purchase or make consumer loans evidenced by Consumer Loan Documents which are solely on forms that are in compliance with applicable state and federal Laws.

          (l) Deliver to the applicable Custodian (or Administrative Agent or Additional Collateral Agent) the original Consumer Loan Documents and all other documentation required by Section 3.4 hereof to be governed by the terms of the Custodian Agreements.

          (m) [reserved]

          (n) Maintain at all times the loan portfolio requirements set forth in Section 1.1(a) and 1.1(b) of Schedule A attached hereto.

          (o) Execute and deliver to Administrative Agent such assignment documents in addition to the stamp required in Section 3.6 hereof if reasonably requested by Administrative Agent from time to time in connection with Administrative Agent’s ability to transfer ownership of the Consumer Loan Documents to Administrative Agent or its assigns, and all collateral securing the Consumer Loan Documents after and during the occurrence of an Event of Default.

          (p) Provide Administrative Agent with evidence of Related Parties’ insurance (including, without limitation, property damage and liability insurance) issued by a reputable carrier, as reasonably required by Administrative Agent (which insurance shall be in such amounts and cover such risks as is customarily carried by businesses similarly situated). This insurance shall reflect Administrative Agent, Additional Collateral Agent, and the Lenders, as the loss payee or additional insured, as required by Administrative Agent, and contain a provision that Administrative Agent shall be notified by the carrier thirty (30) days prior to the termination or cancellation of any such insurance.

          (q) Maintain at all times as executive officers and principals of the Borrowers, each of the Validity Guarantors.

          (r) At its own cost and expense, cause (and cause each Subsidiary of such Person) to be promptly and duly taken, executed, acknowledged and delivered all such further acts, documents and assurances as may from time to time be necessary or as Administrative Agent or the Required Lenders may from time to time reasonably request in order to carry out the intent and purposes of the Loan Documents and the transactions contemplated thereby, including all such actions to establish, create, preserve, protect and perfect a first priority Lien (subject only to Liens permitted under Section 6.2(a) hereof) in favor of Administrative Agent and Additional Collateral Agent, for the benefit of the Lender Parties on the assets of such Person and its Subsidiaries (including assets acquired after the date hereof).

          (s) Concurrently with the acquisition by such Person or any of its Subsidiaries following the date hereof of any owned real estate, such Person will (or will cause its Subsidiaries to), within thirty (30) days following written request by Administrative Agent, deliver or cause to be delivered to Administrative Agent, with respect to such real estate, (i) a mortgage or deed of trust, as applicable, in form and substance reasonably satisfactory to Administrative Agent, executed by the title holder thereof, (ii) an ALTA lender's title insurance policy issued by a title insurer reasonably satisfactory to Administrative Agent in form and substance and in amounts reasonably satisfactory to Administrative Agent insuring Administrative Agent's first priority Lien on such real estate, free and clear of all defects and encumbrances except Liens permitted under Section 6.2(a) hereof; (iii) a current ALTA survey, certified to Administrative Agent by a licensed surveyor, in form and substance reasonably satisfactory to Administrative Agent, and (iv) a certificate, in form and substance acceptable to Administrative Agent, to Administrative Agent from a national certification agency acceptable to Administrative Agent, certifying that such real estate is not located in a special flood hazard area; and in the case of any acquisition of real estate that consists of a leasehold estate, such estoppel letters, consents and waivers from the landlords and non-disturbance agreements from any holders of mortgages or deeds of trust on such real estate as may be reasonably requested by Administrative Agent, all of which shall be in form and substance reasonably satisfactory to Administrative Agent.

          (t) The End of Month Delinquency set forth in Section 12 of the Availability Report shall be delivered to Administrative Agent by Borrowers hereunder as determined pursuant to the Aging Procedures and Eligible Receivable Tests.

          (u) Borrowers shall cause each item of Automobile Inventory financed by the Lenders hereunder, as well as each item of Automobile Inventory acquired and/or repossessed as the result of the exercise of remedies by Borrowers against Account Debtors to be equipped with a SID/GPS Device within ten (10) Business Days of Borrowers’ acquisition or repossession of such Automobile Inventory.

          (v) In accordance with the terms of the Texas Asset Purchase Agreement, Houston Auto shall use its best efforts to (i) cause the OCCC to (A) issue a new Motor Vehicle Sales Finance License under Chapter 348 of the Texas Finance Code to Houston Auto or (B) consent to the outright transfer of the OCCC License from AGM, LLC to Houston Auto and (ii) cause the Texas department of transportation to issue a dealership license to Houston Auto. Houston Auto shall endeavor to have such license issuance or transfer approved on or before June 24, 2008. Houston Auto covenants and agrees with Administrative Agent, Additional

Collateral Agent and the Lenders that Houston Auto shall, within five (5) Business Days after the date hereof, submit a properly completed application to the OCCC for (i) the issuance of a Motor Vehicle Sales Finance License under Chapter 348 of the Texas Finance Code, (ii) the transfer of the OCCC License from AGM, LLC to Houston Auto pursuant to the Texas Asset Purchase Agreement and (iii) approval of the Agreement to Operate. Houston Auto shall provide Administrative Agent with regular updates as to the status and progress of such licensure efforts, as well as copies of all correspondence received from the OCCC, the Texas department of transportation or other applicable governmental authorities in respect of such efforts, promptly after receipt of same. The failure of Houston Auto to receive a new Motor Vehicle Sales Finance License, approval of the transfer of the OCCC License from AGM, a dealership license or approval of the Agreement to Operate shall not affect the obligations of the Borrowers under this Agreement, provided, so long as Houston Auto uses its best efforts to obtain such required licenses and approvals, the failure to obtain same shall not in and of itself constitute an Event of Default hereunder.

          (w) On or before January 10, 2008, deliver to Administrative Agent, for the benefit of the Lender Parties, either (i) one or more Account Control Agreements by and between Administrative Agent, Branch Banking & Trust and the applicable Borrowers covering each deposit account of the Borrowers maintained at Branch Banking & Trust, which Account Control Agreement(s) shall be in form and substance reasonably satisfactory to Administrative Agent or (ii) evidence of the closure of any of the Borrowers’ deposit accounts at Branch Banking & Trust not covered by an Account Control Agreement and the transfer of all funds on deposit therein to one or more deposit accounts subject to an Account Control Agreement, which evidence shall be in form and substance reasonably acceptable to Administrative Agent.

          (x) On or before January 10, 2008, deliver to Administrative Agent, for the benefit of the Lender Parties, a fully executed Texas Legacy Custodial Agreement.

          (y) On or before January 10, 2008, deliver to Administrative Agent, for the benefit of the Lender Parties, a fully executed joinder agreement to the Existing Custodial Agreement, pursuant to which Houston Auto shall be added as a party to the Existing Custodial Agreement as a “Borrower” thereunder, and which joinder agreement shall be in form and substance reasonably satisfactory to Administrative Agent.

          (z) On or before December 27, 2008, deliver to Administrative Agent, original stock certificate no. 1, representing 1,500 shares of Houston Auto, together with an Assignment Separate from Certificate duly executed in blank by Carbiz USA with respect thereto, which stock certificate and assignment separate from certificate shall be in form and substance reasonably satisfactory to Administrative Agent.

          (aa) On or before January 10, 2008, deliver to Administrative Agent, for the benefit of the Lender Parties, evidence of the Borrowers’ insurance coverage, of such types, coverages and amounts as may be reasonably satisfactory to Administrative Agent, and cause the Administrative Agent, Additional Collateral Agent and the Lenders to be named as an additional insured, assignee and loss payee, as applicable, on each such insurance policy, in each case pursuant to endorsements in form and substance reasonably acceptable to the Administrative Agent.

          (bb) On or before January 10, 2008, deliver to Administrative Agent, for the benefit of the Lender Parties, a legal opinion of Harris and Harris LLP (or other Canadian counsel reasonably satisfactory to Administrative Agent) with respect to the Loan Documents executed and delivered on or about the Closing Date by Carbiz Parent, which legal opinion shall be in form and substance reasonably satisfactory to Administrative Agent.

          (cc) On or before January 10, 2008, deliver to Administrative Agent, a unanimous written consent of the board of directors of Carbiz Parent approving the execution and delivery of this Agreement and the other Loan Documents by Carbiz Parent, and the transactions contemplated hereby.

          (dd) On or before January 4, 2008, deliver to Administrative Agent, for the benefit of the Lender Parties, a legal opinion of Shumaker, Loop & Kendrick, LLP with respect to the Loan Documents executed and delivered on or about the Closing Date by the Credit Parties, which legal opinion shall be in form and substance reasonably satisfactory to Administrative Agent.

          (ee) On or before January 4, 2008, deliver to Administrative Agent file stamped copies of amendments to the articles of incorporation or formation, as applicable, of each of Carbiz USA, Carbiz Auto, Carbiz LLC and Carbiz AQ, which amendments shall provide for the election of an Outside Director and certain restrictions on action without the approval of an Outside Director, as contemplated by Section 6.8 hereof, which amendments shall be in form and substance satisfactory to Administrative Agent.

          (ff) On or before January 10, 2008, deliver to Administrative Agent an Ontario certificate of good standing with respect to Carbiz Parent.

          (gg) On or before January 10, 2008, deliver to Administrative Agent fully executed Secretary’s Certificates of the Borrowers, revised in comparison to the Secretary’s Certificates delivered as of the date hereof to conform the identity of the incumbent officers signatory thereto with the authorized officers identified in the resolutions and written consents of the Borrower’s boards of directors attached thereto.

     As an accommodation to the Borrowers, Administrative Agent and Initial Lender have agreed to make the initial Loan Advances hereunder notwithstanding that certain conditions to closing have not been satisfied. In consideration of such accommodation, the Borrowers have agreed to the post-closing delivery covenants set forth in clauses (w) through (gg) above, and acknowledge and agree that their failure to comply with such covenants within the time periods provided therein (as such time periods may be extended by Administrative Agent in its sole discretion) shall constitute and immediate and material Event of Default hereunder. Notwithstanding anything to the contrary contained herein, including, without limitation, the terms of Article IV hereof, the Lenders shall not be obligated to fund any Loan B Advances to the extent the aggregate outstanding principal balance of Loan B Advances (excluding the initial advance of the Term Loan B contemplated hereby) exceeds $350,000 unless and until the Borrowers shall have satisfied the post-closing delivery covenants described in subsections (bb) and (dd) above.

     Section 6.2. NEGATIVE COVENANTS. During the term of this Agreement and until the Indebtedness secured hereby has been paid in full and all of Lenders’ obligations to make advances under this Agreement have terminated, each Borrower and each Guarantor party hereto jointly and severally covenants and agrees that they shall not, without Administrative Agent’s and Required Lenders' prior written consent, do any of the following:

          (a) Incur or permit to exist any Lien with respect to the Collateral now owned or hereafter acquired by any Borrower, except (i) Liens in favor of Administrative Agent and Additional Collateral Agent, for the benefit of the Lender Parties, (ii) purchase money security interests granted by the Borrowers in connection with specific capital expenditures permitted pursuant to Section 6.2(f)(iv) hereof, provided, however, that the amount of the purchase money security interest shall not exceed one hundred percent (100%) of the purchase price of the asset being acquired including finance charges and no asset of the Related Parties other than the acquired asset is used to secure the purchase price thereof, (iii) Liens imposed by law for taxes not yet due or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves are being maintained in accordance with GAAP, (iv) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other Liens imposed by law created in the ordinary course of business for amounts not yet due or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves are being maintained in accordance with GAAP, (v) pledges and deposits made in the ordinary course of business in compliance with workers' compensation, unemployment insurance and other social security laws or regulations, (vi) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business, (vii) easements, zoning restrictions, rights-of-way and similar encumbrances, including reversionary clauses, on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or materially interfere with the ordinary conduct of business of the Borrowers and (viii) Liens consisting of deposits of cash collateral to secure Liabilities permitted by clause (vi) of Section 6.2(f) hereof, provided that the aggregate amount of cash collateral securing such Liabilities does not exceed 100% of the undrawn face amount of all letters of credit constituting such Liabilities and outstanding at any time.

          (b) Delegate, transfer or assign any of their obligations or liabilities under this Agreement or any other Loan Document, or any part thereof, to any other Person.

          (c) Be a party to or participate in: (i) any merger or consolidation; (ii) any purchase or other acquisition of all or substantially all of the assets or properties or shares of any class of, or any partnership or joint venture interest in, any other Person (other than pursuant to the Asset Purchase Agreements); (iii) any sale, transfer, conveyance or lease of all or substantially all of any Related Party’s assets or properties; or (iv) any sale or assignment with or without recourse of any Receivables.

          (d) Cause or take any of the following actions with respect to any Related Party: (i) redeem, retire, purchase or otherwise acquire, directly or indirectly, any Related Party’s outstanding securities; or (ii) purchase or acquire, directly or indirectly, any Related

Party’s shares of capital stock, evidences of indebtedness or other securities of any person or entity.

          (e) Amend, supplement or otherwise modify any Asset Purchase Agreement, any agreement, document or instrument entered into in connection therewith or any Related Party’s charter documents or bylaws, limited liability company agreement, operating agreement or partnership agreement, as applicable, (i) which would, in the case of an Asset Purchase Agreement and any agreement, document or instrument entered into in connection therewith, be a material change to any such agreement, document or instrument or be in any way adverse to any Related Party (including, without limitation, any increase to the purchase price or other payment obligations thereunder), (ii) have a material adverse affect on the condition and operations, prospects or financial condition of any Related Party, (iii) in a manner adverse to the Lender Parties or (iii) without providing copies of any such amendment, supplement or modification to Administrative Agent substantially contemporaneously with the adoption thereof.

          (f) Incur, assume or suffer to exist any Liabilities (including any contingent liabilities) or otherwise become liable upon the obligations of any Person by assumption, endorsement or guaranty thereof or otherwise other than (i) the Indebtedness, (ii) accounts payable incurred in the ordinary course of business, (iii) the Trafalgar Subordinated Debt, the Management Subordinated Debt and any other Subordinated Debt approved by Administrative in writing in its sole discretion, (iv) purchase money indebtedness in an aggregate outstanding amount not to exceed $50,000 at any time relating to purchases by Borrowers of office equipment, shop equipment and similar items, (v) Liabilities in respect of letters of credit issued for the account of a Related Party in the ordinary course of business, the aggregate undrawn face amount of which shall not exceed $100,000 for all such letters of credit, (vi) Liabilities to GVC Financial Services, LLC, in an original principal amount not to exceed $875,000 in the aggregate (with $473,958.33 payable on January 8, 2008 and the balance payable in eleven (11) equal installments of $36,458.33 beginning February 8, 2008 and continuing on the eighth date of each calendar month thereafter), Liabilities in respect of the JV Purchase Note in an original principal amount not to exceed $200,000 or (viii) other Liabilities consented to in writing by Administrative Agent and Required Lenders.

          (g) Directly or indirectly make loans to, invest in, extend credit to, or guaranty the debt of any Person, other than extensions of credit made by Borrowers in the ordinary course of Borrowers’ business.

          (h) Amend, modify, or otherwise change in any respect any material agreement, instrument, or arrangement (written or oral) by which such Related Party, or any of its assets, are bound.

          (i) [Reserved].

          (j) Change its name, convert from one type of entity to another type, change its principal place of business, or make any material changes in the nature of its business as carried on as of the date hereof; provided, however, a Related Party may change its name as long as (i) such Related Party gives Lender thirty (30) days prior written notice thereof, and (ii) such

Related Party executes and delivers, prior to any such name change, any and all documents and agreements requested by Administrative Agent to confirm the continuation and preservation of all Liens granted to Administrative Agent and Additional Collateral Agent, for the benefit of the Lender Parties, hereunder.

          (k) (i) Make any expenditure or commitment or incur any obligation or enter into or engage in any transaction except in the ordinary course of business (other than the consummation of the acquisitions under the Asset Purchase Agreements), (ii) engage directly or indirectly in any business or conduct any operations except in connection with or incidental to its present business and operations, (iii) make any acquisitions of or capital contributions to or other investments in any Person (other than the consummation of the acquisitions under the Asset Purchase Agreements), (iv) create or acquire any Subsidiary or (v) make any acquisitions of material properties or assets of another Person unless expressly allowed hereunder (including, without limitation, the acquisitions under the Asset Purchase Agreements) or otherwise consented to in writing by Administrative Agent.

          (l) Except for transactions that are disclosed to Administrative Agent in advance of being entered into and which contain terms that are no less favorable to the applicable Borrower or Related Party, as the case may be, than those which might be obtained from a third party not an Affiliate of any Related Party, directly or indirectly, enter into or permit to exist any transaction (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any Affiliate of a Related Party.

          (m) Change its fiscal year, without the prior written consent of Administrative Agent.

          (n) Directly or indirectly (a) declare, pay, make or set aside any amount for payment in respect of any Subordinated Debt, except for regularly scheduled payments of interest (but no voluntary prepayments) in respect of such Subordinated Debt made in full compliance with the applicable Subordination Agreement; or (b) amend or otherwise modify the terms of any Subordinated Debt if the effect of such amendment or modification is to (i) increase the interest rate or fees on, or change the manner or timing of payment of, such Subordinated Debt; (ii) change the dates upon which payments of principal or interest are due on, or the principal amount of such Subordinated Debt; (iii) change any event of default or add or make more restrictive any covenant with respect to such Subordinated Debt; (iv) change the prepayment provisions of such Subordinated Debt or any of the defined terms related thereto; (v) change the subordination provisions thereof (or the subordination terms of any guaranty thereof); or (vi) change or amend any other term if such change or amendment would materially increase the obligations of the obligor or confer additional material rights on any holder of such Subordinated Debt in a manner adverse to Borrowers, any other Related Party or any Lender Party.

          (o) Will not, and will not permit any Subsidiary of such Person to, directly or indirectly, declare, order, pay, make or set apart any sum for any Distribution; provided that the foregoing shall not restrict or prohibit any Borrower or Subsidiary of a Borrower from making dividends or distributions, directly or indirectly, to a Borrower and shall not restrict or prohibit

Distributions, directly or indirectly, to Carbiz Parent at such times and in such amounts as are necessary to permit:

          (i) purchases of shares of (or options to purchase shares of) equity interests in Carbiz Parent or options therefor from employees of any Related Party upon their death, termination of their employment or retirement, so long as (x) before and after giving effect to any such dividend or distribution for such purpose, (A) no Event of Default shall have occurred and be continuing, (B) Borrowers and Guarantors are in compliance on a pro forma basis with the financial covenants set forth in Section 6.9 (as computed for the most recently ended month for which information is available) and is in compliance with all other terms and conditions of this Agreement, (C) (x) Availability on Eligible Receivables A minus the then outstanding principal balance of the Receivables Loan A is equal to or greater than $150,000 and (D) (x) Availability on Eligible Receivables B minus the then outstanding principal balance of the Receivables Loan B is equal to or greater than $150,000 and (y) such purchases or payments after the date hereof do not exceed $50,000 in any fiscal year and do not exceed $150,000 in the aggregate from and after March 23, 2007;

          (ii) so long as no Event of Default shall have occurred and be continuing both before and after giving effect to any such Distribution, (a) payment of taxes by Carbiz Parent and (b) payment of administrative expenses (including without limitation the payment of reasonable director fees) payable by Carbiz Parent in an aggregate amount, with respect to all such administrative expenses, not to exceed $150,000 in any fiscal year; or

          (iii) reimbursement of any equity contributions made by Carbiz Parent to Carbiz USA or any of its Subsidiaries, in an amount not to exceed $325,000, the proceeds of which were used by one or more Borrowers to satisfy obligations owing to Persons in respect of vehicles “sold but not bought” by the sellers under the Calcott Asset Purchase Agreement and acquired by Carbiz AQ pursuant to the Calcott Asset Purchase Agreement and obligations in respect of licensing and related expenses.

          (p) Establish or maintain any deposit account, securities account or other similar account with any financial institution unless such Related Person and Administrative Agent shall have entered into an Account Control Agreement with such financial institution; provided, that the cash collateral described in clause (viii) of Section 6.2(a) hereof may be maintained in a deposit account at the financial institution issuing the applicable letter(s) of credit without such deposit account being covered by an Account Control Agreement so long as the amount of funds on deposit at any one time in such deposit account does not exceed the maximum amount of cash collateral permitted to be deposited into such deposit account at any one time pursuant to clause (viii) of Section 6.2(a) hereof.

     Notwithstanding the foregoing covenants and restrictions, the Borrowers shall be permitted to consummate the Carbiz JV Purchase on or prior to January 31, 2008, provided that the Borrowers shall deliver to Administrative Agent, within five (5) Business Days of the consummation of such Carbiz JV Purchase, (i) a fully executed pledge supplement and acknowledgment by Carbiz LLC to that certain Pledge Agreement dated as of March 23, 2007 between Carbiz USA and Administrative Agent with respect to the JV Shares and (ii) the original membership interest certificate evidencing such JV Shares together with an assignment separate from certificate duly executed in blank with respect thereto, all of the foregoing in form and substance reasonably satisfactory to Administrative Agent.

     Section 6.3. REPORTING REQUIREMENTS AND ACCOUNTING PRACTICES. During the term of this Agreement and so long as any of the Indebtedness remains unpaid, each Related Party agrees and covenants, jointly and severally, to maintain (a) a modern system of accounting in accordance with GAAP or other systems of accounting acceptable to Administrative Agent and (b) standard operating procedures applicable to all of their locations with respect to the handling and disposition of cash receipts and other proceeds of Collateral on a daily basis, including the depositing thereof, aging of account receivables, record keeping and such other matters as Administrative Agent may reasonably request. For the purpose of determining compliance with the covenants and representations in the Loan Documents, Administrative Agent shall have the right to recast any financial statement or report presented to Administrative Agent by or on behalf of any Related Party to comply with GAAP. During the term of this Agreement and so long as any of the Indebtedness remains unpaid or any commitment to lend hereunder is in effect, Borrowers shall keep a set of all material records (including, without limitation, all files, books and records with respect to all Receivables and Automobile Inventory) at a location with respect to which Administrative Agent shall have received a collateral access agreement in form and substance satisfactory to Administrative Agent.

     Section 6.4. ACCOUNT DEBTORS ADDRESSES. Borrowers agree to furnish to Administrative Agent from time to time, promptly upon request, a list of all Account Debtors' names and their most current addresses. Borrowers agree that Administrative Agent may from time to time, consistent with standard or generally accepted auditing practices, verify the validity, amount and any other matters relating to the Receivables by means of mail, telephone or otherwise, in the name of a Borrower and upon the occurrence of an Event of Default in the name of Administrative Agent or such other name as Administrative Agent may choose.

     Section 6.5. FINANCIAL REPORTS. Related Parties shall furnish to the Administrative Agent and its duly authorized representatives such information respecting the business and financial condition of the Related Parties as the Administrative Agent may reasonably request, and without any request, the following financial statements and reports, in a form satisfactory to Administrative Agent:

          (a) As soon as available, and in any event within:

          (i) twenty (20) calendar days of the close of each month, for the period ending as of the last day of the immediately preceding calendar month: (1) a Loss to Liquidation Report in the form and substance of Exhibit G attached hereto, (2) a Compliance Certificate in the form and substance of Exhibit E attached hereto; (3) a Static Pool Report in the form and substance of Exhibit H attached hereto; and (4) a report of all sales tax payments made by Borrowers for all consumer loans originating in such month in form and substance reasonably acceptable to Administrative Agent; and

          (ii) within five (5) calendar days of the close of each month for the period ending as of the last day of the immediately preceding calendar month: (i) a Schedule of Receivables and Assignment in form and substance of Exhibit D attached hereto, (ii) an Availability Report in the form and substance of Exhibit C attached hereto and (iii) a Statement of Accounts Receivable showing the detailed aging of each Receivable, specifying the amount of any Receivable Loans arising as a result of the sale of any Automobile Inventory separated by Lot Code, and otherwise in a form acceptable to Administrative Agent in its sole discretion.

          (b) On the second (2nd) Business Day of each calendar week, for the period ending as of the last Business Day of the immediately preceding calendar week, (i) a Schedule of Receivables and Assignment in form and substance of Exhibit D attached hereto, (ii) an Availability Report in the form and substance of Exhibit C attached hereto and (iii) a Statement of Accounts Receivable showing the detailed aging of each Receivable, specifying the amount of any Receivable Loans arising as a result of the sale of any Automobile Inventory separated by Lot Code, and otherwise in a form acceptable to Administrative Agent in its sole discretion.

          (c) As soon as available, and in any event within twenty (20) calendar days after the close of each month a copy of the consolidated and consolidating balance sheet of Carbiz Parent and its consolidated Subsidiaries as of the close of the preceding month, and the consolidated and consolidating statements of income, retained earnings and cash flows of Carbiz Parent and its consolidating Subsidiaries for the preceding month, each in reasonable detail showing in comparative form the figures for the corresponding date and period in the previous fiscal year (to the extent available to compare), prepared in accordance with GAAP, consistently applied, provided that Administrative Agent hereby agrees to hold such financial statements as confidential in accordance with such Administrative Agent's customary procedures for handling confidential information, except that disclosure of such information may be made (i) to its respective agents, employees, Subsidiaries, Affiliates, attorneys, auditors, professional consultants, rating agencies, insurance industry associations and portfolio management services, (ii) to prospective transferees or purchasers of any interest in the Loans or commitments to lend hereunder in accordance with applicable securities laws, (iii) as required by law, subpoena, judicial order or similar order and in connection with any litigation, (iv) as may be required in connection with the examination, audit or similar investigation of a Related Party and (v) to a Person that is a trustee, investment advisor, collateral manager, servicer, noteholder or secured party in a securitization in connection with the administration, servicing and reporting on the assets serving as collateral for such securitization.

          (d) As soon as available, and in any event within ninety (90) calendar days after the close of each fiscal year of Carbiz Parent and its consolidating Subsidiaries, a copy of the consolidated and consolidating balance sheets of Carbiz Parent and its consolidating Subsidiaries as of the close of such period and the consolidated and consolidating statements of income, retained earnings and cash flows of Carbiz Parent and its consolidating Subsidiaries for such period, and all supporting schedules and footnotes thereto, all in detail reasonably satisfactory to Administrative Agent, prepared in accordance with GAAP, consistently applied.

All such annual financial statements shall be audited by Christopher, Smith, Leonard, Bristow & Stanell, P.A. or such other firm of independent public accountants of recognized standing, selected by Carbiz Parent and reasonably satisfactory to the Administrative Agent, in accordance with GAAP, and shall be accompanied by the written statement of the accountants who prepared the audited financial statements, certifying whether such accountants have obtained knowledge of any Event of Default under the Loan Documents;

          (e) As soon as available, and in any event within forty-five (45) calendar days prior to the close of each annual accounting period of the Borrowers, pro forma balance sheets and statements of income, retained earnings and cash flows of Carbiz Parent and its consolidating Subsidiaries for the next annual accounting period (with such detail amongst the individual Borrowers as Administrative Agent may reasonably request);

          (f) As soon as available, and in any event within forty-five (45) calendar days after the end of each calendar year, financial statements of each Validity Guarantor as of the close of such period, such personal financial statement shall be in form and detail satisfactory to Administrative Agent;

          (g) Promptly after receipt thereof, any additional written reports, management letters or other detailed information contained in writing concerning significant aspects of any Related Party’s or any of their subsidiary’s operations or concerning significant aspects of any Related Party’s or any of their subsidiary’s financial affairs, given to it by its independent public accountants;

          (h) Promptly after receipt thereof and in no event more than five (5) Business Days thereafter, a copy of each audit or other report made by any state or federal agency of the books and records or assets of any Related Party of their compliance or non-compliance with applicable laws relating to the underwriting, origination, servicing and/or collection of loans;

          (i) Promptly (but never more than five (5) Business Days) after knowledge thereof shall have come to the attention of any responsible officer of any Borrower, written notice of (i) any threatened or pending litigation or governmental proceeding or labor controversy against any Related Party which, if adversely determined, would have a material adverse effect on the business, operations or financial condition of any Related Party, or (ii) the occurrence of any Default or Event of Default hereunder;

          (j) As soon as available, a copy of all federal and state tax returns filed by each Related Party during the current fiscal year and each fiscal year hereafter; and

          (k) Within ten (10) calendar days of a request therefor from the Administrative Agent, such other information (whether financial or otherwise) regarding any Related Party as the Administrative Agent shall reasonably require.

Each of the financial statements furnished to the Administrative Agent pursuant to subsections (c) and (d) of this Section shall be accompanied by a written certificate signed by the Chief Financial Officer or other authorized representative of the Borrowers, as the case may be, to the effect that to the best of the Chief Financial Officer’s or applicable authorized representative’s knowledge and belief no Default or Event of Default has occurred during the period covered by such statements or, if any such Default or Event of Default has occurred during such period, setting forth a description of such Default or Event of Default and specifying the action, if any, taken to remedy the same.

     Section 6.6. NOTICE OF CHANGES. Borrowers shall promptly notify Administrative Agent in writing of any change of their officers, directors or key employees; change of location of its chief executive office; any acquisition, disposition or reorganization of any subsidiary, affiliate or parent of any Related Party; change of any Related Party’s name; death or withdrawal of any partner (if a Borrower is a partnership); any sale or purchase out of the regular course of any Related Party’s business; litigation of which any Related Party is a party or governmental investigations of which any Related Party is a target; and any other material change in the business or financial affairs of any Related Party.

     Section 6.7. NOTICE OF COMMERCIAL TORT CLAIMS. Borrowers shall promptly notify Administrative Agent in writing of any commercial tort claims Borrowers may bring against any Person, including the name and address of each defendant, a summary of the facts, an estimate of the Borrowers’ damages, copies of any complaint or demand letter submitted by the Borrowers, and such other information as the Administrative Agent may reasonably request.

     Section 6.8. OUTSIDE DIRECTOR

          (a) Without the authorization and direction of its Outside Director (as defined below), no Borrower shall: institute proceedings for itself to be adjudicated bankrupt or insolvent; consent to the institution of a bankruptcy or insolvency proceeding against it; file a petition seeking, or consent to, reorganization or relief under any applicable federal or state law relating to bankruptcy; consent to the appointment of a receiver, liquidator, assignee, trustee, sequestration (or other similar official) for itself or a substantial part of its property; make any assignment for the benefit of creditors; or admit in writing its inability to pay its debts generally as they become due; or admit in writing its ability to pay its debts generally as they become due.

          (b) Without the affirmative vote of its Outside Director, no Borrower shall: for itself (i) liquidate or dissolve, in whole or in part; or (ii) amend any provisions of its certificate/articles of incorporation or by-laws containing provisions similar to those contained in this Section 6.8.

          (c) Each Borrower shall, prior to or within ten (10) Business days of the Closing Date, promptly elect and at all times maintain at least one independent director (an “Outside Director”), who shall be reasonably satisfactory to the Administrative Agent and shall not have been at the time of such individual’s appointment as Outside Director, and may not have been at any time during the preceding five (5) years, a shareholder of, or an officer, director or employee of any Borrower or its shareholders, Subsidiaries or Related Parties. Borrower shall provide director’s and officer’s insurance coverage with respect to the Outside Director, which coverage shall be reasonably satisfactory to the Outside Directors.

     Section 6.9. FINANCIAL COVENANTS. During the term of this Agreement and so long as any Indebtedness remains unpaid and until Lender Parties’ obligations to make Loan

Advances under this Agreement have terminated, each Borrower and each Guarantor each agree and covenant, respectively, that they shall not:

          (a) Permit the Leverage Ratio determined at the end of any calendar month to be more than the threshold levels determined in accordance with the last paragraph of this Section 6.9.

          (b) Permit the Interest Coverage Ratio for Carbiz Parent and its consolidated Subsidiaries determined at the end of any calendar month set forth below to be less than the minimum ratio set forth below opposite such date:

Minimum Interest
Date	Coverage Ratio

February 29, 2008	2.73
March 31, 2008	2.59
April 30, 2008	2.43
May 31, 2008	2.30
June 30, 2008	2.19
July 31, 2008	2.78
August 31, 2008	2.67
September 30, 2008	2.57
October 31, 2008	2.50
November 30, 2008	2.43
December 31, 2008	2.33
January 31, 2009	2.33
February 28, 2009	2.31
March 31, 2009	2.28
April 30, 2009	2.25
May 31, 2009	2.23
June 30, 2009	2.20
July 31, 2009	2.23
August 31, 2009	2.20
September 30, 2009	2.20
October 31, 2009	2.16
November 30, 2009	2.16
December 31, 2009	1.95
January 31, 2010	2.08
February 28, 2010 and the last
day of each calendar month
thereafter	2.20

          (c) Permit Net Income for Carbiz Parent and its consolidated Subsidiaries determined for the applicable period set forth below to be less than the amount set forth below opposite such period (amounts in parenthesis denote negative numbers):

Period	Minimum Net Income

Period beginning
February 1, 2008 and ending:

February 29, 2008	$470,000
March 31, 2008	$910,000
April 30, 2008	$1,310,000
May 31, 2008	$1,680,000
June 30, 2008	$2,020,000
July 31, 2008	$2,540,000
August 31, 2008	$3,030,000
September 30, 2008	$3,490,000
October 31, 2008	$3,930,000
November 30, 2008	$4,350,000
December 31, 2008	$4,740,000
January 31, 2009	$5,130,000

Period beginning
February 1, 2009 and ending:

February 28, 2009	$380,000
March 31, 2009	$750,000
April 30, 2009	$1,110,000
May 31, 2009	$1,460,000
June 30, 2009	$1,800,000
July 31, 2009	$2,140,000
August 31, 2009	$2,470,000
September 30, 2009	$2,800,000
October 31, 2009	$3,120,000
November 30, 2009	$3,440,000
December 31, 2009	$3,700,000
January 31, 2010	$4,000,000

Period beginning
February 1, 2010 and ending:

February 28, 2010	$320,000
March 31, 2010	$640,000
April 30, 2010	$960,000
May 31, 2010	$1,280,000
June 30, 2010	$1,600,000
July 31, 2010	$1,920,000
August 31, 2010	$2,240,000
September 30, 2010	$2,560,000
October 31, 2010	$2,880,000
November 30, 2010	$3,200,000

December 31, 2010	$3,520,000
January 31, 2011	$3,840,000

Period beginning
February 1, 2011 and ending:

February 28, 2011	$320,000
March 31, 2011	$640,000
April 30, 2011	$960,000
May 31, 2011	$1,280,000
June 30, 2011	$1,600,000
July 31, 2011	$1,920,000
August 31, 2011	$2,240,000
September 30, 2011	$2,560,000
October 31, 2011	$2,880,000

          (d) Permit Tangible Net Worth for Carbiz Parent and its consolidated Subsidiaries determined at the end of any calendar month to be less than the threshold levels determined in accordance with the last paragraph of this Section 6.9

          (e) Permit the net loss of the Static Pool of (i) Initial Borrowers, measured for the three (3) month period ending on the last day of any calendar month to exceed twenty percent (20%) for the Receivables Loan A, or (ii) Houston Auto, measured for the three (3) month period ending on the last day of any calendar month, to exceed thirty percent (30%) for the Receivable Loan B.

          (f) Permit the monthly total cash collections and monthly net principal collections percentage minimums of the Initial Borrowers to be less than 8.00% and 4.20% of the prior month end total Receivables of the Initial Borrowers, respectively.

          (g) Permit the monthly total cash collections percentage minimums of Houston Auto to be less than 4.00% of the prior month end total Receivables of Houston Auto.

          (h) Permit, at any point in time, the gross balance of all Eligible Receivables (determined in accordance with the requirements set forth herein, including, without limitation, the Eligibility Test set forth on Section 1.1(a) of Schedule A hereto) of the Borrowers to constitute less than ninety-two percent (92%) of the aggregate gross balance of all Receivables of the Borrowers at any such point in time.

          (i) Permit the Loss to Liquidation Ratio of the Initial Borrowers for the most recently ended three (3) month period to exceed twenty percent (20%), provided, however, that in the event the Loss to Liquidation Ratio of the Initial Borrowers exceeds such percentage, the Administrative Agent may decrease the Receivables A Advance Rate by the corresponding percentage of such excess. If the Receivables A Advance Rate has been decreased pursuant to the preceding sentence and the Loss to Liquidation Ratio of the Initial Borrowers for any subsequent three (3) month period is less than twenty percent (20%), then the Administrative

Agent shall be required to increase the Receivables A Advance Rate by a corresponding percentage to a percentage not to exceed sixty percent (60%).

          (j) Permit the Loss to Liquidation Ratio of Houston Auto for the most recently ended three (3) month period to exceed thirty percent (30%), provided, however, that in the event the Loss to Liquidation Ratio of Houston Auto exceeds such percentage, the Administrative Agent may decrease the Receivables B Advance Rate by the corresponding percentage of such excess. If the Receivables B Advance Rate has been decreased pursuant to the preceding sentence and the Loss to Liquidation Ratio of Houston Auto for any subsequent three (3) month period is less than thirty percent (30%), then the Administrative Agent shall be required to increase the Receivables B Advance Rate by a corresponding percentage to a percentage not to exceed sixty percent (60%).

     Borrowers acknowledge that Administrative Agent, Additional Collateral Agent and Initial Lender have agreed to close the transactions contemplated herein and fund the initial Loan Advances to be made on the Closing Date even though Borrowers have failed to provide Administrative Agent and Initial Lender with the relevant financial information to determine appropriate financial covenant threshold levels for Sections 6.9(a) and 6.9(d) hereof. In consideration of Administrative Agent, Additional Collateral Agent and Initial Lender agreeing to close the transactions contemplated herein and funding the initial Loan Advances to be made on the Closing Date, Borrowers hereby agree to deliver to Administrative Agent, no later than January 31, 2008, projected balance sheets for Carbiz Parent and its consolidated Subsidiaries for the month ended January 31, 2008 through the month ending December 31, 2011, prepared on a monthly basis in form and detail reasonably acceptable to Administrative Agent. Borrowers’ failure to timely deliver such projected balance sheets to Administrative Agent shall result in an immediate Event of Default. Upon receipt of such projected balance sheets Administrative Agent and Borrowers shall negotiate in good faith to determine financial covenant thresholds to be inserted into Sections 6.9(a) and 6.9(d) hereof; provided that if Administrative Agent and Borrowers have not agreed on such financial covenant thresholds prior to February 15, 2008, an immediate Event of Default shall be deemed to have occurred and be continuing. To the extent Administrative Agent and Borrowers have agreed upon financial covenant thresholds to be inserted into Sections 6.9(a) and 6.9(d) hereof, each party hereto hereby agrees to enter into such amendment to this Agreement as Administrative Agent shall reasonably request to incorporate such financial covenant thresholds into such Sections. Administrative Agent agrees to, upon receipt of the projected balance sheets referenced above, negotiate in good faith with the Borrowers to amend the financial covenant thresholds set forth in Sections 6.9(b), (c) and (e); provided, that Administrative Agent shall have no duty or obligation to revise such financial covenant thresholds, and to the extent Administrative Agent and the Borrowers do not agree on revised covenant threshholds, the threshholds forth herein as of the date hereof shall remain in full force and effect. To the extent Administrative Agent and Borrowers have agreed upon revised financial covenant thresholds for Sections 6.9(b), (c) and (e) hereof, each party hereto hereby agrees to enter into such amendment to this Agreement as Administrative Agent shall reasonably request to incorporate such revised financial covenant thresholds into such Sections.

ARTICLE 7
EVENTS OF DEFAULT AND REMEDIES

     Section 7.1. EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute an “Event of Default”:

          (a) Any Borrower or any Guarantor fails to pay the principal component of the Loans or any interest thereon when due and payable, whether at a date for the payment of a fixed installment or as a contingent or other payment becomes due and payable or as a result of acceleration or otherwise;

          (b) Any Borrower or any Guarantor fails to pay any Indebtedness (other than the Indebtedness in subsection (a) above) when due and payable, whether at a date for the payment of a fixed installment or as a contingent or other payment becomes due and payable or as a result of acceleration or otherwise, within five (5) calendar days after same becomes due and payable.

          (c) If (i) any Borrower or any Guarantor fails or neglects to perform, keep or observe any of the covenants set forth in Sections 3.4, 3.9, 6.1, 6.2, 6.8 or 6.9 hereof, (ii) any Borrower, any Guarantor, JV Partner or any Validity Guarantor fails or neglects to perform, keep or observe any of the other terms, provisions, conditions or covenants, contained in this Agreement, any of the other Loan Documents or any other agreement or document executed in connection with the transactions contemplated hereby and thereby, and the same is not cured to Administrative Agent's satisfaction within ten (10) days after Administrative Agent has given written notice to Borrower Representative identifying such default or (iii) any representation, warranty or certification made by such Person herein or therein or in any certificate or other writing delivered pursuant hereto shall prove to be untrue in any material respect as of the date upon which the same was made or at any time thereafter.

          (d) If the validity or enforceability of any Lien granted to Administrative Agent or Additional Collateral Agent, for the benefit of the Lender Parties, to secure the Indebtedness shall be impaired in any respect or to any degree, for any reason, or if any other Lien shall be created or imposed upon the Collateral, unless such Lien is a Lien permitted pursuant to Section 6.2(a) hereof.

          (e) If any judgment or judgments in the aggregate against any Borrower or any Related Party (net of any insurance for which the insurance company has admitted liability) in an amount in excess of Fifty Thousand and No/100 Dollars ($50,000.00), or any attachment or other levy against the properties or assets of any Borrower or any Related Party with respect to a claim for any amount in excess of Fifty Thousand and No/100 Dollars ($50,000.00), remains unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of thirty (30) days.

          (f) Default in the payment of any sum due under any instrument evidencing indebtedness for borrowed money in excess of $50,000 (individually or in the aggregate) owed by any Borrower or any other Related Party to any Person, or any other default under such instrument of indebtedness for borrowed money that permits such indebtedness for borrowed money to become due prior to its stated maturity or permits the holders of such indebtedness for borrowed money to elect a majority of the board of directors or manage the business of any Related Party.

          (g) If a court or governmental authority of competent jurisdiction shall enter an order, judgment or decree appointing, with or without a Borrower’s or any Related Party’s consent or acquiescence, a receiver, custodian, liquidator, trustee or other officer with similar powers of any Borrower or any Related Party or of the whole or any substantial part of its properties or assets, or approving a petition filed against any Borrower or any Related Party seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the federal bankruptcy laws or any other applicable law, and such order, judgment or decree shall remain unvacated, unstayed or not set aside for an aggregate of thirty (30) days (whether or not consecutive) from the date of the entry thereof or if any petition seeking such relief shall be filed against any Borrower or any Related Party and such petition shall not be dismissed within thirty (30) days.

          (h) An event shall occur which shall have a material adverse affect on the condition and operations or financial condition of any Borrower or any other Related Party or the enforceability of the material terms of any Loan Document.

          (i) If any Borrower or any other Related Party shall: (i) be generally not paying their respective debts as they become due; (ii) file a petition in bankruptcy or a petition to take advantage of any insolvency act or other act for the relief or aid of debtors; (iii) make an assignment for the benefit of their creditors; (iv) consent to or acquiesce in the appointment of a receiver, custodian, liquidator, trustee or other officer with similar powers of either of their properties or assets; (v) file a petition or answer seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the federal bankruptcy laws or any other applicable law; (vi) be adjudicated insolvent or be liquidated; (vii) admit in writing of their inability to pay debts as they become due; (viii) voluntarily suspend transaction of usual business; or (ix) take any action, corporate or otherwise, for the purpose of any of the foregoing.

          (j) Any of the following shall occur: (i) entry of a court order that enjoins, restrains or in any way prevents any Related Party from conducting all or any material part of its business affairs in the ordinary course of business or (ii) withdrawal or suspension of any license or authority required for the conduct of any material part of any Borrower’s or any Related Party’s business.

          (k) If any Related Party, JV Partner or any Validity Guarantor gives notice of termination or terminates its liability pursuant to its Guaranty Agreement executed in conjunction with this Agreement.

          (l) The breach of any terms or conditions of any Custodian Agreement.

          (m) Any Loan Document securing the Indebtedness shall for any reason (other than pursuant to the terms hereof and thereof) cease to create a valid and perfected first priority Lien in the assets having an aggregate value in excess of $25,000.

          (n) (i) Carbiz Parent shall cease to be the legal and beneficial owner of one hundred percent (100%) of the issued and outstanding capital stock and other equity interests of Carbiz USA, (ii) Carbiz USA shall cease to be the legal and beneficial owner of (a) one hundred percent (100%) of the issued and outstanding capital stock and other equity interests of Carbiz Auto, Carbiz AQ and Houston Auto and (b) at least fifty percent (50%) of the issued and outstanding membership interests and other equity interests of Carbiz LLC, or (iii) JV Partner shall cease to be the legal and beneficial owner of all membership and other equity interests of Carbiz LLC not owned by Carbiz USA (in each case with respect to the foregoing (i) through (iii), on a fully diluted basis).

          (o) Carbiz Parent shall be engaged in any type of business activity other than the ownership of the capital stock and other equity interests of Carbiz USA, performance of its obligations under the Loan Documents, Trafalgar Subordinated Debt Documents and Management Subordinated Debt Documents to which it is a party, maintenance of its corporate existence and activities ancillary to each of the foregoing, or Carbiz Parent takes any action which would cause any other Related Party to violate the provisions of Section 6.2 hereof.

          (p) Any Validity Guarantor shall die, become mentally incapacitated or otherwise become unable to fulfill his duties as an executive officer and principal of the Borrowers or any Guarantor (a “Departing Validity Guarantor”) unless the Borrowers have hired, within thirty (30) days of any such event, a Person reasonably acceptable to Administrative Agent to replace such Departing Validity Guarantor in the same executive officer capacity as the Departing Validity Guarantor held prior to such event and such replacement executive officer executes a Validity Guaranty in the same form and substance as the Validity Guaranty to which such Departing Validity Guarantor was a party.

          (q) The amount of Borrower's Receivables in excess of a sixty (60) day contractual delinquency shall exceed six percent (6%).

          (r) The Loss to Liquidation Ratio of the Initial Borrowers shall exceed twenty-five percent (25%), or the Loss to Liquidation Ratio of Houston Auto shall exceed forty percent (40%).

          (s) The failure of any Borrower to pay any sales tax on consumer loans as and when due in excess of $10,000 (individually or in the aggregate) and Borrowers have failed to cure any such breach within five (5) Business Days of obtaining knowledge thereof.

          (t) The failure of any Borrower to deliver to Administrative Agent, Additional Collateral Agent or a Custodian (for the benefit of Administrative Agent and Additional Collateral Agent), the Auto Titles as required herein.

     Section 7.2. ACCELERATION OF THE INDEBTEDNESS. Upon the occurrence of an Event of Default described in Sections 7.1(g) and (i) above, all of the Indebtedness shall thereupon be immediately due and payable, without demand, presentment, notice of demand or dishonor and nonpayment, protest, notice of protest, notice of intention to accelerate, declaration or notice of acceleration, or any other notice or declaration of any kind, all of which are hereby expressly waived by each Borrower and each Guarantor. Upon any such acceleration, any obligation of the Lenders to make any additional advances on the Loans shall be permanently terminated and there shall automatically be added to the Indebtedness owing by Borrowers to the Lenders, as liquidated damages for the early termination of the credit facilities contemplated hereby, and not as a penalty, the Liquidated Damages. During the continuance of any other Event of Default, the outstanding principal balance together with all accrued but unpaid interest on the Indebtedness and all other sums due and payable by Borrowers to any Lender Party may, at the option of Administrative Agent and without demand, presentment, notice of demand or dishonor and nonpayment, protest, notice of protest, notice of intention to accelerate, declaration or notice of acceleration, or any other notice or declaration of any kind, all of which are hereby expressly waived by each Borrower and each Guarantor, be declared due and payable, and, if so declared, shall immediately become due and payable. During the continuance of any Event of Default, in accordance with Section 2.13 hereof, interest shall accrue on the Indebtedness at the Default Rate, without notice or demand to any Borrower or any Guarantor.

     Section 7.3. REMEDIES. If any Default or Event of Default shall occur and be continuing, Administrative Agent and Additional Collateral Agent may protect and enforce Lender Parties’ rights under the Loan Documents by any appropriate proceedings, including proceedings for specific performance of any covenant or agreement contained in any Loan Document and the following rights and remedies:

          (a) All of the rights and remedies of a secured party under the UCC, as amended, or other applicable Law.

          (b) The right, to the fullest extent permissible by law, to: (i) enter upon the premises of any Related Party, or any other place or places where the Collateral is located and kept, without any obligation to pay rent to any Related Party, through self-help and without judicial process, without first obtaining a final judgment or giving any Related Party notice and opportunity for a hearing on the validity of Administrative Agent's or Additional Collateral Agent’s, for the benefit of the Lender Parties, claim, and remove the Collateral therefrom to the premises of Administrative Agent, Additional Collateral Agent or any agent of any such Person, for such time as Administrative Agent or Additional Collateral Agent may desire, in order to effectively collect and liquidate the Collateral; and/or (ii) require any Related Party to assemble the Collateral and make it available to Administrative Agent or Additional Collateral Agent at a place to be designated by Administrative Agent or Additional Collateral Agent, as applicable, in such Person’s reasonable discretion.

          (c) The right to sell or otherwise dispose of any or all Collateral in its then condition at public or private sale or sales, in lots or in bulk, for cash or on credit, all as Administrative Agent or Additional Collateral Agent, as applicable, in its discretion, may deem advisable; provided that such sales may be adjourned from time to time with or without notice. The Administrative Agent and, if applicable, Additional Collateral Agent, shall give reasonable notice to Related Parties of the time and place of any public sale of the Collateral or of the time after which any private sale by Administrative Agent, Additional Collateral Agent or, at their option, a broker, or any other intended disposition thereof is to be made. Such notice shall be deemed reasonable if mailed, postage prepaid, to Related Parties at the address of Related Parties designated herein at least ten (10) Business Days before the date of any public sale or at least ten

(10) Business Days before the time after which any private sale or other disposition is to be made unless applicable law requires otherwise.

          (d) Administrative Agent and Additional Collateral Agent shall have the right to conduct such sales on Related Parties' premises or elsewhere and shall have the right to use Related Parties' premises without charge for such sales for such time or times as Administrative Agent or Additional Collateral Agent may see fit. Administrative Agent and Additional Collateral Agent are hereby granted a license or other right to use, without charge, Related Parties’ labels, copyrights, rights of use of any name, trade secrets, trade names, trademarks and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in advertising for sale and selling any Collateral and Related Parties' rights under all licenses and all franchise agreements shall inure to Administrative Agent’s and Additional Collateral Agent’s benefit. The Related Parties agree to hold Administrative Agent and Additional Collateral Agent harmless from any liability arising out of Administrative Agent's or Additional Collateral Agent’s use of Related Parties' premises, labels, copyrights, rights of use of any name, trade secrets, trade names, trademarks and advertising matter, or any property of a similar nature as it pertains to advertising for sale, marshaling or selling the Collateral.

          (e) Administrative Agent and Additional Collateral Agent shall have the right to sell, lease or otherwise dispose of the Collateral, or any part thereof, for cash, credit or any combination thereof, and any Lender Party may purchase all or part of the Collateral at public or, if permitted by law, private sale and, in lieu of actual payment of such purchase price, may set off the amount of such price against the Indebtedness owing by Borrowers to such Lender Party. The proceeds realized from the sale of any Collateral shall be applied first to reasonable costs and expenses, attorney's fees, expert witness fees incurred by Administrative Agent and/or Additional Collateral Agent for collection and for acquisition, completion, protection, removal, storage, sale and delivery of the Collateral; second to all Indebtedness, other than principal and interest, outstanding under this Agreement or any other Loan Document; third to interest due upon any of the Indebtedness; fourth to the principal balance owing on the Indebtedness; and fifth the remainder, if any, to Borrowers, their successors or assigns, or to whomsoever may be lawfully entitled to receive the same. If any deficiency shall arise, Borrowers shall remain liable to Lender Parties therefor.

          (f) The right to appoint or seek appointment of a receiver, custodian or trustee of Borrowers or any of their properties or assets pursuant to court order.

          (g) The right to cease all advances hereunder.

          (h) The exercise of Administrative Agent's and Additional Collateral Agent’s rights under each Pledge Agreement.

          (i) The exercise of Administrative Agent's and Additional Collateral Agent’s rights under the Account Control Agreements.

          (j) All other rights and remedies that Lender Parties may have at law or in equity.

Additionally, if any Default or Event of Default shall occur and be continuing, Administrative Agent and Additional Collateral Agent, on behalf of Lender Parties, may enforce the payment of any Indebtedness due to Lender Parties or enforce any other legal or equitable right which Lender Parties may have. All rights, remedies and powers conferred upon Lender Parties under the Loan Documents shall be deemed cumulative and not exclusive of any other rights, remedies or powers available under the Loan Documents or at Law or in equity.

     Section 7.4. NO WAIVER. No delay, failure or omission of Administrative Agent or Additional Collateral Agent to exercise any right upon the occurrence of any Default or Event of Default shall impair any such right or shall be construed to be a waiver of any such Default or Event of Default or an acquiescence therein. Lender Parties may, from time to time, in a writing waive compliance by the other parties with any of the terms of this Agreement and its rights and remedies upon any Default or Event of Default, and Borrowers agree that no waiver by Lender Parties shall ever be legally effective unless such waiver shall be acknowledged and agreed to in writing by Lender Parties. No waiver of any Default or Event of Default by Lender Parties shall impair any right or remedy of Lender Parties not specifically waived. No single, partial or full exercise of any right of Lender Parties shall preclude any other or further exercise thereof. No modification or amendment of or supplement to this Agreement or any other written agreement between the parties hereto shall be valid or effective (or serve as a basis of reliance by way of estoppel) unless the same is in writing and signed by the party against whom it is sought to be enforced. The acceptance by Administrative Agent at any time and from time to time of a partial payment or partial performance of any Related Party's obligations set forth herein shall not be deemed a waiver, reduction, modification or release from any Default or Event of Default then existing. No waiver by Lender Parties of any Default or Event of Default shall be deemed to be a waiver of any other existing or any subsequent Default or Event of Default.

     Section 7.5. APPLICATION OF PROCEEDS . After an Event of Default shall have occurred and is continuing, all amounts received by Lender Parties on account of any Indebtedness and realized by Lender Parties with respect to the Collateral, including any sums which may be held by Lender Parties, or the proceeds of any thereof, shall be applied in the same manner as proceeds of Collateral as set forth in Section 7.3(e) hereof.

     Section 7.6. APPOINTMENT OF ADMINISTRATIVE AGENT AS ATTORNEY-IN-FACT. Each Borrower irrevocably designates, makes, constitutes and appoints Administrative Agent (and all persons reasonably designated by Administrative Agent, including, without limitation, Additional Collateral Agent), with full power of substitution, as Borrowers’ true and lawful attorney-in-fact (and not agent-in-fact) and Administrative Agent, or Administrative Agent's agent, may, without notice to any Borrower, and at such time or times thereafter as Administrative Agent or said agent, in its discretion, may determine, in Borrowers’ or Administrative Agent's name, at no duty or obligation on any Lender, do the following:

          (a) Upon the occurrence and during the continuance of any Default or Event of Default, all acts and things necessary to fulfill Borrowers’ administrative duties pursuant to this Agreement and the other Loan Documents;

          (b) Upon the occurrence and during the continuance of any Default or Event of Default, all acts and things necessary to fulfill Borrowers’ obligations under this Agreement and the Loan Documents, except as otherwise set forth herein, at the cost and expense of Borrowers.

          (c) In addition to, but not in limitation of the foregoing, at any time or times upon the occurrence and during the continuance of an Event of Default, Administrative Agent shall have the right: (i) to enter upon Borrowers’ premises and to receive and open all mail directed to Borrowers and remove all payments to Borrowers on the Receivables; however, Administrative Agent shall turn over to Borrowers all of such mail not relating to Receivables; (ii) in the name of Borrowers, to notify the Post Office authorities to change the address for the delivery of mail addressed to Borrowers to such address as Administrative Agent may designate (notwithstanding the foregoing, for the purposes of notice and service of process to or upon Borrowers as set forth in this Agreement, Administrative Agent's rights to change the address for the delivery of mail shall not give Administrative Agent the right to change the address for notice and service of process to or upon Borrowers in this Agreement); (iii) demand, collect, receive for and give renewals, extensions, discharges and releases of any Receivable; (iv) institute and prosecute legal and equitable proceedings to realize upon the Receivables; (v) settle, compromise, compound or adjust claims in respect of any Receivable or any legal proceedings brought in respect thereof; (vi) generally, sell in whole or in part for cash, credit or property to others or to itself at any public or private sale, assign, make any agreement with respect to or otherwise deal with any of the Receivables as fully and completely as though Administrative Agent were the absolute owner thereof for all purposes, except to the extent limited by any applicable Laws and subject to any requirements of notice to Borrowers or other persons under applicable Laws; (vii) take possession and control in any manner and in any place of any cash or non-cash items of payment or proceeds of Receivables; (viii) endorse the name of Borrowers upon any notes, acceptances, checks, drafts, money orders, chattel paper or other evidences of payment of Receivables that may come into Administrative Agent's possession; and (ix) sign Borrowers’ names on any instruments or documents relating to any of the Collateral, or on drafts against Account Debtors. The appointment of Administrative Agent as attorney-in-fact for Borrowers is coupled with an interest and is irrevocable.

ARTICLE 8
ADMINISTRATIVE AGENT AND ADDITIONAL COLLATERAL AGENT; ASSIGNMENTS

     Section 8.1. APPOINTMENT. The Lenders hereby designate and appoint SWC SERVICES LLC, a Delaware limited liability company, as their Administrative Agent on their collective behalf to act as specified herein and in the other Loan Documents. The Lenders hereby designate and appoint AGM, LLC, a Delaware limited liability company, as their Additional Collateral Agent on their collective behalf to act as specified herein and in the other Loan Documents. Each Lender hereby irrevocably authorizes, and each holder of any Note by the acceptance of such Note shall be deemed irrevocably to authorize, the Administrative Agent and Additional Collateral Agent to take such action on its behalf under the provisions of this Agreement, the other Loan Documents and any other instruments and agreements referred to herein or therein and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Administrative Agent or Additional Collateral Agent, as applicable, by the terms hereof and thereof and such other powers as are reasonably incidental thereto, including, without limitation, to execute and deliver the Loan

Agreement, each Subordination Agreement, the Custodian Agreements and any other Loan Document necessary or useful in connection with the Indebtedness and Lender Parties’ security interests relating thereto. Each of the Administrative Agent and the Additional Collateral Agent may perform any of its duties hereunder by or through its officers, directors, agents, employees or affiliates.

     Section 8.2. NATURE OF DUTIES. Neither the Administrative Agent nor the Additional Collateral Agent shall have any duties or responsibilities except those expressly set forth in this Agreement and in the other Loan Documents. None of the Administrative Agent, the Additional Collateral Agent nor any of their officers, directors, agents, employees or affiliates shall be liable for any action taken or omitted by any of them hereunder or under any other Loan Document or in connection herewith or therewith, unless caused by its or their gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision). The duties of the Administrative Agent and Additional Collateral Agent shall be mechanical and administrative in nature; neither the Administrative Agent nor the Additional Collateral Agent shall have by reason of this Agreement or any other Loan Document a fiduciary relationship in respect of any Lender or the holder of any Note; and nothing in this Agreement or in any other Loan Document, expressed or implied, is intended to or shall be so construed as to impose upon the Administrative Agent or the Additional Collateral Agent any obligations in respect of this Agreement or any other Loan Document except as expressly set forth herein or therein.

     Section 8.3. LACK OF RELIANCE ON THE ADMINISTRATIVE AGENT. Independently and without reliance upon the Administrative Agent or Additional Collateral Agent, each Lender and the holder of each Note, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of the Borrowers in connection with the making and the continuance of the Loans and the taking or not taking of any action in connection herewith and (ii) its own appraisal of the creditworthiness of the Borrowers and, except as expressly provided in this Agreement, neither the Administrative Agent nor the Additional Collateral Agent shall have any duty or responsibility, either initially or on a continuing basis, to provide any Lender or the holder of any Note with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter. Neither the Administrative Agent nor the Additional Collateral Agent shall be responsible to any Lender or the holder of any Note for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, perfection, collectibility, priority or sufficiency of this Agreement or any other Loan Document or the financial condition of the Borrowers or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any other Loan Document, or the financial condition of the Borrowers or the existence or possible existence of any Default or Event of Default.

     Section 8.4. CERTAIN RIGHTS OF THE AGENTS. If the Administrative Agent or Additional Collateral Agent requests instructions from the Lenders with respect to any act or action (including failure to act) in connection with this Agreement or any other Loan Document, the Person requesting such instructions shall be entitled to refrain from such act or taking such action unless and until such Person shall have received instructions from the Lenders; and such Person shall not incur liability to any Lender by reason of so refraining. Without limiting the foregoing, neither any Lender nor the holder of any Note shall have any right of action whatsoever against the Administrative Agent or Additional Collateral Agent as a result of the Administrative Agent or Additional Collateral Agent acting or refraining from acting hereunder or under any other Loan Document in accordance with the instructions of the Lenders.

     Section 8.5. RELIANCE. The Administrative Agent and Additional Collateral Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, radiogram, order or other document or telephone message signed, sent or made by any Person that the Administrative Agent or Additional Collateral Agent, as applicable, believed to be the proper Person, and, with respect to all legal matters pertaining to this Agreement and any other Loan Document and its duties hereunder and thereunder, upon advice of counsel selected by the Administrative Agent and Additional Collateral Agent.

     Section 8.6. INDEMNIFICATION. To the extent the Administrative Agent, Additional Collateral Agent or any affiliate thereof is not reimbursed and indemnified by the Borrowers, the Lenders will reimburse and indemnify the Administrative Agent, Additional Collateral Agent and any affiliate thereof in proportion to their respective percentage of principal amount of Notes held by them for and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, costs, expenses or disbursements of whatsoever kind or nature which may be imposed on, asserted against or incurred by the Administrative Agent, Additional Collateral Agent or any affiliate thereof in performing its duties hereunder or under any other Loan Document or in any way relating to or arising out of this Agreement or any other Loan Document; provided, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, claims, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent’s, Additional Collateral Agent’s or such affiliate’s gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision).

     Section 8.7. HOLDERS. The Administrative Agent and Additional Collateral Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment, transfer or endorsement thereof, as the case may be, shall have been filed with the Administrative Agent. Any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee, assignee or endorsee, as the case may be, of such Note or of any Note or Notes issued in exchange therefor. Notwithstanding anything in this Section, no Note or interest in any Note may be transferred unless such transfer complies with Section 10.3 of this Agreement.

     Section 8.8. RESIGNATION BY THE AGENTS.

          (a) The Administrative Agent and/or the Additional Collateral Agent may resign from the performance of all of its functions and duties hereunder and/or under the other Loan Documents at any time by giving fifteen (15) Business Days prior written notice to the Lenders. Such resignation shall take effect upon the appointment of a successor Administrative

Agent or Additional Collateral Agent, as applicable, pursuant to clause (b) below or as otherwise provided below.

          (b) Upon any such notice of resignation by the Administrative Agent or Additional Collateral Agent, the Required Lenders shall appoint a successor Administrative Agent or Additional Collateral Agent, as applicable, hereunder or thereunder, which successor Administrative Agent or Additional Collateral Agent, as applicable, shall be, so long as no Default or Event of Default shall have occurred and be continuing, reasonably acceptable to the Borrowers, and which acceptance shall not be unreasonably withheld or delayed. The Borrowers and other Related Parties shall execute such documents and agreements and take such action as the Lenders and any such successor Administrative Agent or Additional Collateral Agent shall reasonably request to maintain the Liens of such successor Administrative Agent and successor Additional Collateral Agent in the assets of Borrowers and the other Related Parties to secure the Indebtedness and otherwise carry out the intent and purposes of this Agreement and the other Loan Documents.

     Section 8.9. RELEASE OF COLLATERAL. The Lenders hereby irrevocably authorize Administrative Agent and Additional Collateral Agent, at their option and in their discretion, to release any Lien granted to or held by them upon any Collateral (i) upon payment and satisfaction of all Indebtedness (other than contingent indemnification Indebtedness to the extent no claims giving rise thereto have been asserted) and termination of all commitments to lend hereunder; or (ii) constituting property being sold or disposed of if Borrower Representative certifies to Administrative Agent and Additional Collateral Agent that the sale or disposition is made in compliance with the provisions of this Agreement (and Administrative Agent and Additional Collateral Agent may rely in good faith conclusively on any such certificate, without further inquiry).

     Section 8.10. CONFIRMATION OF AUTHORITY; EXECUTION OF RELEASES. Without in any manner limiting Administrative Agent’s and Additional Collateral Agent’s authority to act without any specific or further authorization or consent by Lenders, each Lender agrees to confirm in writing, upon request by Administrative Agent or Additional Collateral Agent, as applicable, the authority to release any Collateral conferred upon Administrative Agent and Additional Collateral Agent hereunder. Upon receipt by Administrative Agent or Additional Collateral Agent of any required confirmation from the Required Lenders of its authority to release any particular item or types of Collateral, Administrative Agent or Additional Collateral Agent, as applicable, shall (and is hereby irrevocably authorized by Lenders to) execute such documents as may be necessary to evidence the release of the liens granted to such Person upon such Collateral; provided, however, that (i) neither Administrative Agent nor Additional Collateral Agent shall be required to execute any such document on terms which, in such Person’s opinion, would expose such Person to liability or create any obligation or entail any consequence other than the release of such liens without recourse or warranty, and (ii) such release shall not in any manner discharge, affect or impair the indebtedness evidenced by the Notes or any Liens upon (or Indebtedness of Borrowers, in respect of), all interests retained by Borrowers, including (without limitation) the proceeds of any sale, all of which shall continue to constitute part of the Collateral.

     Section 8.11. ABSENCE OF DUTY. Neither Administrative Agent nor Additional Collateral Agent shall have any obligation whatsoever to any Lender or any other Person to assure that the Collateral exists or is owned by Borrowers or is cared for, protected or insured or has been encumbered or that the Liens granted to Administrative Agent and Additional Collateral Agent have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to Administrative Agent and/or Additional Collateral Agent in any of the Loan Documents, it being understood and agreed that in respect of any Collateral or any act, omission or event related thereto, Administrative Agent and Additional Collateral Agent may act in any manner that they may deem appropriate, in their discretion and provided that Administrative Agent and Additional Collateral Agent shall exercise the same care which they would in dealing with loans for their own account.

     Section 8.12. AGENCY FOR PERFECTION. Each Lender Party hereby appoints each other Lender Party as agent for the purpose of perfecting such Lender Party’s security interest in that portion of the Collateral which, in accordance with the Uniform Commercial Code in any applicable jurisdiction, can be perfected by possession or control. Each Lender agrees that it will not have any right individually to enforce or seek to enforce this Agreement or to realize upon any Collateral for the Notes unless consented to by Administrative Agent and Additional Collateral Agent, it being understood and agreed that such rights and remedies may be exercised only by Administrative Agent and Additional Collateral Agent. Nothing herein is intended or shall be construed to limit any Lender’s rights under its Note, including the right to enforce, accelerate, amend, compromise or otherwise administer such Note.

     Section 8.13. AMENDMENTS, CONSENTS AND WAIVERS.

          (a) Except as otherwise provided herein and except as to matters set forth in other subsections hereof or in any other Loan Document as requiring only Administrative Agent’s or Additional Collateral Agent’s consent, the consent of Required Lenders (it being understood that consent of the “Lender Parties” shall be deemed to mean consent of the Administrative Agent and Required Lenders) will be required to amend, modify, terminate, or waive any provision of this Agreement or any of the other Loan Documents; provided, however, that if such amendment, modification, termination or waiver applies only to a certain Loan Advance or Loan Advances, only the consent of the Lender or Lenders with respect to such Loan Advance(s) shall be required.

          (b) In the event Administrative Agent or Additional Collateral Agent requests the consent of a Lender and does not receive a written consent or denial thereof within ten (10) Business Days after such Lender's receipt of such request, then such Lender will be deemed to have given such consent.

ARTICLE 9
EXPENSES AND INDEMNITIES

     Section 9.1. PAYMENT FOR EXPENSES. Borrowers shall pay (on the date of the initial funding of the Loans and, thereafter, within thirty (30) days after any invoice or other statement or notice), all costs and expenses incurred by Lender Parties or any of their affiliates in connection with the transactions contemplated by the Loan Documents, including, without limitation, (a) all documentation and diligence fees and expenses, (b) all search, appraisal, recording, professional and filing fees and expenses and all other out-of-pocket charges and expenses (including, without limitation, (i) UCC and judgment and tax lien searches and UCC filings and fees for post-closing UCC, (ii) judgment and tax lien searches, (iii) wire transfer fees and (iv) any documentary, filing or stamp taxes in connection with any grant or perfections of Administrative Agent’s and Additional Collateral Agent’s Liens on the Collateral), (c) all audit fees and expenses, (d) all of Lender Parties’ attorneys’ fees and expenses, but only to the extent incurred by a Lender Party or any of its affiliates after a Default or Event of Default or incurred by a Lender Party in connection with (i) any effort to enforce, protect or collect payment of any Indebtedness or to enforce any Loan Document or any related agreement, document or instrument, or effect collection hereunder or thereunder, (ii) entering into, negotiating, preparing, reviewing and executing this Agreement and the other Loan Documents and all related agreements, documents and instruments, (iii) instituting, maintaining, preserving, enforcing and foreclosing on Administrative Agent’s and/or Additional Collateral Agent’s Liens, for the benefit of the Lender Parties, in any of the Collateral or securities pledged under the Loan Documents, whether through judicial proceedings or otherwise, (iv) defending or prosecuting any actions, claims or proceedings arising out of or relating to Lender Parties’ transactions with any Borrower unless there is a final judgment by a court which finds such Lender Party to have acted in gross negligence or willful misconduct in connection therewith, or (v) any modification, restatement, supplement, amendment, waiver, forbearance or extension of this Agreement or any other Loan Document or any related agreement, document or instrument, and all of the same may be charged to Borrowers’ account and shall be part of the Indebtedness. Each Borrower hereby further agrees to pay all of each Custodian’s fees and expenses owing under the Custodian Agreements.

     Section 9.2. GENERAL INDEMNIFICATION. Each Borrower hereby agrees to indemnify and hold each Lender Party harmless, on demand, from and against any and all claims, liabilities, obligations, losses, damages, penalties, fines, actions, judgments, suits, costs, expenses or disbursements actually incurred (collectively “Claim” or “Claims”) of any kind or nature whatsoever, asserted by any party other than a Borrower, or with respect to a Borrower only as otherwise provided in this Agreement or pursuant to applicable law regarding such Lender' Party’s obligations to Borrowers, which may be imposed on, incurred by or asserted against such Lender Party, or any of its officers, directors, employees or agents (including accountants, attorneys or other professionals hired by such Lender Party) in any way relating to or arising out of the Loan Documents or any action taken or omitted by Lender, or any of its officers, directors, employees or agents (including accountants, attorneys or other professionals hired by such Lender Party) under the Loan Documents, except to the extent such indemnified matters are finally found by a court to be caused by such Lender Party's gross negligence or willful misconduct.

ARTICLE 10
MISCELLANEOUS

     Section 10.1. NOTICES. All notices, demands, billings, requests and other written communications hereunder shall be deemed to have been properly given: (i) upon personal delivery; (ii) on the third Business Day following the day sent, if sent by registered or certified mail; (iii) on the next Business Day following the day sent, if sent by overnight express courier; or (iv) on the day sent or if such day is not a Business Day on the next Business Day after the day sent if sent by telecopy providing the receiving party has acknowledged receipt by return telecopy, in each case, to each Lender Party and each Related Party or Guarantor at its address and/or telecopy number as set forth in this Agreement or Section 10.1 of Schedule A attached hereto, or at such other address and/or telecopy number as either party may designate for such purpose in a written notice given to the other party. Administrative Agent and the Lenders shall have the right, on or after initial funding pursuant to the terms of this Agreement and after the Borrowers or Carbiz Parent has made such an announcement or release, to issue a press release or other brochure announcing the consummation of the Loan Documents and to distribute that information to third parties in the normal course of such Person’s business, at no cost to Borrowers.

     Section 10.2. APPOINTMENT OF BORROWER REPRESENTATIVE. Each Borrower and Related Party hereby designates the Borrower Representative as its representative and agent on its behalf for the purposes (as applicable) of issuing Requests for Advances, giving instructions with respect to the disbursement of the proceeds of the Loan Advances, effecting repayment of the Loans, and giving and receiving all other notices and consents hereunder or under any of the other Loan Documents and taking all other actions (including in respect of compliance with covenants) on behalf of any Borrower or Related Party under the Loan Documents. Borrower Representative hereby accepts such appointment. Administrative Agent and each Lender Party may regard any notice or other communication pursuant to any Loan Document from Borrower Representative as a notice or communication from all Borrowers and Related Parties, and shall give any notice or communication required or permitted to be given to any Borrower or Related Party hereunder to Borrower Representative on behalf of such Borrower or Related Party. Each Borrower and Related Party agrees that each notice, election, representation and warranty, covenant, agreement and undertaking made on its behalf by Borrower Representative shall be deemed for all purposes to have been made by such Borrower and Related Party and shall be binding upon and enforceable against such Borrower and Related Party to the same extent as if the same had been made directly by such Borrower or Related Party. The Borrowers may, upon fifteen (15) days prior written notice to Administrative Agent by each of the Borrowers, appoint a substitute Borrower as “Borrower Representative” to Administrative Agent.

     Section 10.3. ASSIGNMENTS AND PARTICIPATIONS.

          (a) Any Lender may sell any participation interest in its commitment hereunder or any of its rights under its Loans or under the Loan Documents to any Person so long as the agreement between such Lender and such participant at all times provides: (i) that such participation exists only as a result of the agreement between such participant and such Lender and that such transfer does not give such participant any right to vote as a Lender or any other direct claims or rights against any Person other than such Lender, (ii) that such participant is not entitled to payment from Borrowers hereunder of amounts in excess of those payable to such Lender under such sections (determined without regard to the sale of such participation), and (iii) unless such participant is an affiliate of such Lender, that such participant shall not be entitled to require such Lender to take any action under any Loan Document or to obtain the consent of such participant prior to taking any action under any Loan Document, except for actions which would require the consent of all Lenders hereunder. No Lender selling such a participation shall, as between the other parties hereto or to any other Loan Document and such Lender, be relieved of any of its obligations hereunder or thereunder as a result of the sale of such participation. Each Lender which sells any such participation to any Person (other than an affiliate of such Lender) shall give prompt notice thereof to Administrative Agent and Borrower Representative.

          (b) In addition to sales of participations under the immediately preceding subsection, any Lender may make any assignment or transfer of any kind of its commitments or any of its rights under its Loans or under the Loan Documents (which rights may be limited to a particular Loan Advance) in accordance with the terms of this Section 10.3; provided, however, that such Lender shall not offer, sell or otherwise, dispose of all or any part of its commitments or Loans except under circumstances which will not result in a violation of the Act or applicable state securities laws. To the extent indicated in any document, instrument or agreement so selling, assigning, or otherwise transferring to an assignee (an “Assignee”) such rights and/or duties, (i) the Assignee shall acquire all of the assigning Lender’s rights under the Agreement and the other Loan Documents and (ii) the Assignee shall be deemed to be a “Lender” under this Agreement and the other Loan Documents with the authority to exercise such rights in the capacity of such Lender. Subject to applicable securities laws, Related Parties hereby authorize each Lender to disseminate any information it has pertaining to the Indebtedness, including without limitation, complete and current credit information on Related Parties and Guarantors and any of their principals to any Assignee or prospective Assignee. Any assignment pursuant to this Section 10.3 shall be made pursuant to an Assignment and Acceptance.

          (c) Administrative Agent shall maintain at its office a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of Lenders, and the commitments of, and principal amount of the Indebtedness and Loans owing to each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be presumptive evidence of the amounts due and owing to Lenders in the absence of manifest error. Borrowers, Administrative Agent and each Lender may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by Borrowers and any Lender, at any reasonable time upon reasonable prior notice.

          (d) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and its Assignee (together with the Note(s) subject to such assignment), evidence satisfactory to the Administrative Agent that such assignment complies with subsection (b) above, Administrative Agent shall (a) accept such Assignment and Acceptance and (b) record the information contained therein in the Register. If requested by Administrative Agent, Borrowers shall promptly execute and deliver to Administrative Agent new Note(s) evidencing the Indebtedness owed by Borrowers to the assignee and, if applicable, the assigning Lender, after giving effect to the assignment. Administrative Agent shall cancel the Notes delivered to it by the assigning Lender and deliver the new Notes to the Assignee and, unless the assigning Lender has assigned all of its interests under this Agreement, the assigning Lender.

          (e) Any Lender may at any time, following written notice to Administrative Agent, (a) pledge the Indebtedness held by it or create a security interest in all or any portion of its rights under this Agreement or the other Loan Documents in favor of any Person; provided, however, that (i) no such pledge or grant of security interest to any Person shall release such Lender from its Indebtedness hereunder or under any other Loan Document and (ii) the acquisition of title to such Lender’s Indebtedness pursuant to any foreclosure or other exercise of remedies by such Person shall be subject to the provisions of this Agreement and the other Loan Documents in all respects; and (b) assign all or any portion of its funded Loans to an affiliate of such Lender, to one or more other Lenders or to an affiliate of such other Lender.

          (f) Except as otherwise provided herein, no Lender shall, as between Borrowers and that Lender, be relieved of any of its Indebtedness hereunder as a result of any sale, assignment, transfer or negotiation of, or granting of a participation in, all or any part of the Loans, the Notes or other Indebtedness owed to such Lender.

     Section 10.4. SURVIVAL OF AGREEMENTS. All of the various representations, warranties, covenants and agreements of Borrowers and Guarantors (including without limitation, any agreements to pay costs and expenses and to indemnify any Lender Party) in the Loan Documents shall survive the execution and delivery of the Loan Documents and the performance under such Loan Documents, and Administrative Agent and Additional Collateral Agent, for the benefit of the Lender Parties, shall retain their Liens in the Collateral and all of their rights and remedies under the Loan Documents notwithstanding any termination of financing under this Agreement until all Indebtedness is fully performed and paid in full in cash. All indemnity obligations and all other obligations to pay costs and expenses of the Borrowers and Guarantors hereunder and under the other Loan Documents shall survive payment of the Indebtedness in full.

     Section 10.5. NO OBLIGATION BEYOND MATURITY. Each Borrower and each Guarantor agrees and acknowledges that upon the Maturity Date with respect to a particular Loan, no Lender Party shall have any obligation to renew, extend, modify or rearrange such Loan and Lender Parties shall have the right to require all amounts due and owing under the applicable Loans to be paid in full upon such date.

     Section 10.6. PRIOR AGREEMENTS SUPERSEDED. This Agreement, together with the other Loan Documents, constitute the sole and only agreement of the parties hereto and supersede any prior understandings or written or oral agreements between the parties respecting the subject matter of this Agreement and the other Loan Documents. No provision of this Agreement or other Loan Document may be modified, waived or terminated except by instrument in writing executed by the party against whom a modification, waiver or termination is sought to be enforced.

     Section 10.7. PARTIES BOUND. This Agreement shall be binding on and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors and assigns, except as otherwise expressly provided for herein. No Related Party shall assign any of its rights or obligations pursuant this Agreement.

     Section 10.8. NO THIRD PARTY BENEFICIARY. This Agreement is for the sole benefit of Administrative Agent, Additional Collateral Agent, the Lenders and Borrowers and is not for the benefit of any third party.

     Section 10.9. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, and all of which taken together shall constitute but one and the same instrument. Signatures delivered by facsimile, email (in .pdf format) and/or other similar electronically transmitted format shall bind the parties hereto as though such signatures were original.

     Section 10.10. SEVERABILITY OF PROVISIONS. Any provision which is determined to be unconscionable, against public policy or any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

     Section 10.11. FURTHER INSTRUMENTS. Each Borrower and each Guarantor shall from time to time execute and deliver, and shall cause each of its subsidiaries to execute and deliver, all such amendments, supplements and other modifications hereto and to the other Loan Documents and all such financing statements or continuation statements, instruments of further assurance and any other instruments, and shall take such other actions, as Administrative Agent or Additional Collateral Agent reasonably requests and deems necessary or advisable in furtherance of the agreements contained herein.

     Section 10.12. GOVERNING LAW. EXCEPT TO THE EXTENT THAT THE LAW OF ANOTHER JURISDICTION IS EXPRESSLY ELECTED IN A LOAN DOCUMENT, THE LOAN DOCUMENTS SHALL BE DEEMED CONTRACTS AND INSTRUMENTS MADE UNDER THE LAWS OF THE STATE OF ILLINOIS AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS AND THE LAWS OF THE UNITED STATES OF AMERICA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

     Section 10.13. JURISDICTION AND VENUE. TO INDUCE THE LENDER PARTIES TO ENTER INTO THIS AGREEMENT, EACH PARTY HERETO IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL COURT OR ILLINOIS STATE COURT SITTING IN CHICAGO, ILLINOIS, AND EACH PARTY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY HAVE AT ANY TIME TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING HERETO BROUGHT IN ANY SUCH COURT. EACH PARTY IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN ANY INCONVENIENT FORUM AND FURTHER IRREVOCABLY WAIVES THE RIGHT TO OBJECT, WITH RESPECT TO SUCH CLAIM, SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT, THAT SUCH COURT DOES NOT HAVE JURISDICTION OVER SUCH PARTY, PROVIDED THAT SERVICE OF PROCESS IS MADE BY ANY LAWFUL MEANS. THE RELATED PARTIES HEREBY WAIVE

PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON SUCH RELATED PARTY BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.

     Section 10.14. WAIVER. EXCEPT AS OTHERWISE PROVIDED FOR IN THIS AGREEMENT AND TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW, EACH BORROWER AND EACH GUARANTOR HEREBY WAIVE (i) PRESENTMENT, DEMAND AND PROTEST AND NOTICE OF PRESENTMENT, PROTEST, DEFAULT, NON-PAYMENT, MATURITY, RELEASE, COMPROMISE, SETTLEMENT, AND ONE OR MORE EXTENSIONS OR RENEWALS OF ANY OR ALL ACCOUNTS, CONTRACT RIGHTS, DOCUMENTS, INSTRUMENTS, CHATTEL PAPER AND GUARANTIES AT ANY TIME HELD BY THE ADMINISTRATIVE AGENT AND/OR THE LENDER ON WHICH ANY BORROWER OR ANY GUARANTOR MAY IN ANY WAY BE LIABLE AND HEREBY RATIFIES AND CONFIRMS WHATEVER THE ADMINISTRATIVE AGENT AND/OR THE LENDERS MAY DO IN THIS REGARD; (ii) ALL RIGHTS TO NOTICE AND HEARING PRIOR TO THE ADMINISTRATIVE AGENT'S TAKING POSSESSION OR CONTROL OF, OR THE ADMINISTRATIVE AGENT'S REPLEVIN, ATTACHMENT OR LEVY ON OR OF THE COLLATERAL OR ANY BOND OR SECURITY WHICH MIGHT BE REQUIRED BY ANY COURT PRIOR TO ALLOWING THE LENDER TO EXERCISE ANY OF THE LENDER PARTIES' REMEDIES; AND (iii) THE BENEFIT OF ALL VALUATION, APPRAISEMENT OR EXEMPTION LAWS.

     Section 10.15. ADVICE OF COUNSEL. EACH BORROWER AND EACH GUARANTOR ACKNOWLEDGES THAT THEY HAVE BEEN REPRESENTED AND ADVISED BY INDEPENDENT LEGAL COUNSEL WITH RESPECT TO THE NEGOTIATION, EXECUTION AND ACCEPTANCE OF THIS AGREEMENT AND THE TRANSACTIONS GOVERNED BY THIS AGREEMENT AND HAVE RELIED UPON THE ADVICE OF ITS INDEPENDENT LEGAL COUNSEL IN AGREEING TO THE TERMS AND CONDITIONS HEREIN AND IN EXECUTING AND DELIVERING THIS AGREEMENT, AND THAT THEY HAVE FREELY AND VOLUNTARILY ENTERED INTO THIS AGREEMENT AS THE PRODUCT OF ARMS' LENGTH NEGOTIATIONS.

     Section 10.16. WAIVER OF RIGHT TO TRIAL BY JURY. EACH LENDER PARTY, EACH BORROWER AND EACH GUARANTOR HEREBY COVENANT AND AGREE THAT IN ANY SUIT, ACTION OR PROCEEDING IN RESPECT OF ANY MATTER ARISING OUT OF THIS AGREEMENT, THE DOCUMENTS EXECUTED IN CONNECTION HEREWITH, ANY WRITTEN AGREEMENT BETWEEN THE PARTIES HERETO, WHETHER NOW EXISTING OR HEREAFTER ARISING OR IN ANY WAY RELATED TO, CONNECTED WITH OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE, TRIAL SHALL BE TO A COURT OF COMPETENT JURISDICTION AND NOT TO A JURY; EACH LENDER PARTY, EACH BORROWER AND EACH GUARANTOR HEREBY EXPRESSLY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY. ANY PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS

WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

     Section 10.17. TIME OF ESSENCE. Time is of the essence for the performance of the obligations set forth in this Agreement and the Loan Documents.

     Section 10.18. PUBLICATION; ADVERTISEMENT.

          (a) No Related Party will, directly or indirectly publish, disclose or otherwise use in any public disclosure, advertising material, promotional material, press release or interview, any reference to the name, logo or any trademark of Administrative Agent, Additional Collateral Agent, any Lender or any of their respective Affiliates or any reference to this Agreement or the financing evidenced hereby, in any case except (i) as required by Law, subpoena or judicial or similar order, in which case the applicable Related Party shall give Administrative Agent prior written notice of such publication or other disclosure or (ii) with Administrative Agent’s prior written consent, such consent not to be unreasonably withheld.

          (b) Each Lender and each Related Party hereby authorizes Administrative Agent, Additional Collateral Agent and Initial Lender to publish the name of the Lenders, Administrative Agent, Additional Collateral Agent and the Related Parties, the existence of the financing arrangements referenced under this Agreement, the primary purpose and/or structure of those arrangements, the amount of credit extended under each facility, the title and role of each party to this Agreement, and the total amount of the financing evidenced hereby in any "tombstone", comparable advertisement or press release which Administrative Agent or Initial Lender elects to submit for publication.

     Section 10.19. Amendment and Restatement.

          (a) This Agreement, among other things, (i) amends and restated in its entirety the Existing Carbiz Loan Agreement and (ii) evidences Houston Auto’s agreement to become a co-Borrower with the other Borrowers under this facility, all on the terms and conditions contained herein.

          (b) Any “Indebtedness” as defined in and which is outstanding under the Existing Carbiz Loan Agreement immediately prior to the effectiveness of this Agreement shall be deemed refinanced pursuant to the terms of this Agreement and constitute outstanding Indebtedness hereunder.

          (c) Anything contained herein to the contrary notwithstanding, this Agreement is not intended to and shall not serve to effect a novation of the “Indebtedness” defined in and outstanding under the Existing Carbiz Loan Agreement. Instead, it is the express intention of the parties hereto to reaffirm the indebtedness, obligations and liabilities created under the Existing Carbiz Loan Agreement which is evidenced by the promissory notes provided for therein and secured by the Collateral. Each Related Party acknowledges and confirms that the liens and security interests granted pursuant to the Loan Documents secure the indebtedness, liabilities and obligations of the Related Parties to the Lender Parties under the Existing Carbiz Loan Agreement, as amended and restated hereby (except that the grants of Liens under and pursuant to the Loan Documents shall continue unaltered, and each other Loan Document shall continue in full force and effect in accordance with its terms unless otherwise amended by the parties thereto, and the parties hereto hereby ratify and confirm the terms thereof as being in full force and effect and unaltered by this Agreement), and that the term “Indebtedness” as used in the Loan Documents (or any other term used therein to describe or refer to the indebtedness, liabilities and obligations of the Borrowers to the Lender Parties) includes, without limitation, the indebtedness, liabilities and obligations of the Borrowers under this Agreement and the Notes to be delivered hereunder, and under the Existing Carbiz Loan Agreement, as amended and restated hereby, as the same further may be amended, modified, supplemented and/or restated from time to time. The Loan Documents and all agreements, instruments and documents executed or delivered in connection with any of the foregoing shall each be deemed to be amended to the extent necessary to give effect to the provisions of this Agreement. Each reference to the “Loan Agreement” or “Loan and Security Agreement” (or any other term used to describe the Existing Carbiz Loan Agreement) in any Loan Document shall mean and be a reference to this Agreement (as further amended, restated, supplemented or otherwise modified from time to time) and each reference to “Borrower” or “Borrowers” in any Loan Document shall mean and be a reference to all Borrowers hereunder, individually and collectively. Cross-references in the Loan Documents to particular section numbers in the Existing Carbiz Loan Agreement shall be deemed to be cross-references to the corresponding sections, as applicable, of this Agreement.

ARTICLE 11
JOINT AND SEVERAL LIABILITY; CROSS GUARANTY; SUBORDINATION

     Section 11.1. JOINT AND SEVERAL LIABILITY; CROSS GUARANTY.

          (a) Each Borrower hereby acknowledges and agrees that such Borrower is jointly and severally liable for all of the Indebtedness, and hereby absolutely and unconditionally guarantees to the Administrative Agent, for the benefit of the Lender Parties, the full and prompt payment (whether at stated maturity, by acceleration or otherwise) and performance of, all Indebtedness and other obligations and amounts owed or hereafter owing to the Lender Parties under this Agreement by each other Borrower. Each Borrower agrees that its guaranty obligation hereunder is a continuing guaranty of payment and performance and not of collection, that its obligations under this Section shall not be discharged until payment and performance, in full, of the Indebtedness and other amounts owed or hereafter owing under this Agreement has occurred and termination of all commitments to lend under this Agreement, and that its obligations under this Section shall be absolute and unconditional, irrespective of, and unaffected by:

          (i) the genuineness, validity, regularity, enforceability or any future amendment of, or change in, this Agreement, any other Loan Document or any other agreement, document or instrument to which any Borrower is or may become a party;

          (ii) the absence of any action to enforce this Agreement (including this Section) or any other Loan Document or the waiver or consent by Lender Parties with respect to any of the provisions thereof;

          (iii) the existence, value or condition of, or failure to perfect its security interest in or lien against, any security for the Indebtedness or any action, or the absence of any action, by Lender Parties in respect thereof (including the release of any such security);

          (iv) the insolvency of any Borrower or Guarantor; or

          (v) any other action or circumstances that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor.

     Each Borrower shall be regarded, and shall be in the same position, as principal debtor with respect to the Indebtedness and other amounts guaranteed hereunder.

          (b) Waivers by Borrowers. Each Borrower expressly waives all rights it may have now or in the future under any statute, or at common law, or at law or in equity, or otherwise, to subrogation, to compel Administrative Agent, Additional Collateral Agent or any Lender to marshal assets or to proceed in respect of the Indebtedness and other amounts guaranteed hereunder against any other Borrower or Guarantor, any other party or against any security for the payment and performance of the Indebtedness and other amounts before proceeding against, or as a condition to proceeding against, such Borrower. It is agreed among each Borrower and the Lender Parties that the foregoing waivers are of the essence of the transaction contemplated by this Agreement and the other Loan Documents and that, but for the provisions of this Section and such waivers, the Lender Parties would decline to enter into this Agreement.

          (c) Benefit of Guaranty. Each Borrower agrees that the provisions of this Section are for the benefit of the Lender Parties and their successors, transferees, endorsees and assigns, and nothing herein contained shall impair, as between any other Borrower and the Lender Parties, the obligations of such other Borrower under the Loan Documents.

          (d) Election of Remedies. If the Lender Parties may, under applicable law, proceed to realize their benefits under any of the Loan Documents giving the Administrative Agent or Additional Collateral Agent, for the benefit of the Lender Parties, a security interest in or lien upon any Collateral, whether owned by any Borrower or by any Guarantor, either by judicial foreclosure or by non-judicial sale or enforcement, the Lender Parties may, at their sole option, determine which of their remedies or rights they may pursue without affecting any of the rights and remedies under this Section. If, in the exercise of any of their rights and remedies, the Lender Parties shall forfeit any of their rights or remedies, including their right to enter a deficiency judgment against any Borrower or any other Guarantor, whether because of any applicable laws pertaining to “election of remedies” or the like, each Borrower hereby consents to such action by the Lender Parties and waives any claim based upon such action. Any election of remedies that results in the denial or impairment of the right of the Lender Parties to seek a deficiency judgment against any Borrower shall not impair any other Borrower’s obligation to pay the full amount of the Indebtedness and other amounts owed or hereafter owing under this Agreement. In the event the Lender Parties shall bid at any foreclosure or trustee’s sale or at any private sale permitted by law or the Loan Documents, the Lender Parties may bid all or less than the amount of the Indebtedness and other amounts owed or hereafter owing under this

Agreement and the amount of such bid need not be paid by the Lender Parties but shall be credited against such Indebtedness and other amounts. The amount of the successful bid at any such sale, whether the Lender Parties or any other party is the successful bidder, shall be conclusively deemed to be the fair market value of the Collateral and the difference between such bid amount and the remaining balance of the Indebtedness and other amounts owed or hereafter owing under this Agreement shall be conclusively deemed to be the amount of the Indebtedness and other amounts guaranteed under this Section, notwithstanding that any present or future law or court decision or ruling may have the effect of reducing the amount of any deficiency claim to which the Lender Parties might otherwise be entitled but for such bidding at any such sale.

          (e) Liability Cumulative. The liability of Borrowers under this Article 11 is in addition to and shall be cumulative with all liabilities of each Borrower to the Lender Parties under this Agreement and the other Loan Documents to which such Borrower is a party or in respect of any Indebtedness or obligation of the other Borrowers, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

          (f) Fraudulent Conveyance. Notwithstanding anything to the contrary set forth in this Section 11.1, it is the intent of the parties hereto that the liability incurred by each Borrower in respect of the Indebtedness of the other Borrowers (and any Lien granted by each Borrower to secure such Indebtedness), not constitute a fraudulent conveyance under Section 548 of the United States Bankruptcy Code or a fraudulent conveyance or fraudulent transfer under the provisions of any applicable law of any state or other governmental unit ("Fraudulent Conveyance"). Consequently, each Borrower, Administrative Agent, Additional Collateral Agent and each Lender hereby agree that if a court of competent jurisdiction determines that the incurrence of liability by any Borrower in respect of the Indebtedness of any other Borrower (or any Liens granted by such Borrower to secure such Indebtedness) would, but for the application of this sentence, constitute a Fraudulent Conveyance, such liability (and such Liens) shall be valid and enforceable only to the maximum extent that would not cause the same to constitute a Fraudulent Conveyance, and this Agreement and the other Loan Documents shall automatically be deemed to have been amended accordingly.

     Section 11.2. SUBORDINATION.

          (a) Each Borrower covenants and agrees that the payment of all indebtedness, principal, interest (including interest which accrues after the commencement of any case or proceeding in bankruptcy, or for the reorganization of any Borrower), fees, charges, expenses, attorneys’ fees and any other sum, obligation or liability owing by any other Borrower to such Borrower, including any intercompany loans or trade payables or royalty or licensing fees (collectively, the “Intercompany Obligations”), is subordinated, to the extent and in the manner provided in this Section 11.2, to the prior payment in full of all Indebtedness and other amounts owed or hereafter owing under this Agreement (herein, the “Senior Obligations”) and that the subordination is for the benefit of the Lender Parties, and the Lender Parties may enforce such provisions directly.

          (b) Each Borrower executing this Agreement hereby (i) authorizes the Lender Parties to demand specific performance of the terms of this Section 11.2, whether or not any other Borrower shall have complied with any of the provisions hereof applicable to it, at any time when such Borrower shall have failed to comply with any provisions of this Section 11.2 which are applicable to it and (ii) irrevocably waives any defense based on the adequacy of a remedy at law, which might be asserted as a bar to such remedy of specific performance.

          (c) Upon any distribution of assets of any Borrower in any dissolution, winding up, liquidation or reorganization (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise):

          (i) The Lender Parties shall first be entitled to receive payment in full in cash of the Senior Obligations before any Borrower is entitled to receive any payment on account of the Intercompany Obligations.

          (ii) Any payment or distribution of assets of any Borrower of any kind or character, whether in cash, property or securities, to which any other Borrower would be entitled except for the provisions of this Section 11.2(c), shall be paid by the liquidating trustee or agent or other person making such payment or distribution directly to the Administrative Agent, for the benefit of the Lender Parties, to the extent necessary to make payment in full of all Senior Obligations remaining unpaid after giving effect to any concurrent payment or distribution or provisions therefor to the Lender Parties.

          (iii) In the event that notwithstanding the foregoing provisions of this Section 11.2(c), any payment or distribution of assets of any Borrower of any kind or character, whether in cash, property or securities, shall be received by any other Borrower on account of the Intercompany Obligations before all Senior Obligations are paid in full, such payment or distribution shall be received and held in trust for and shall be paid over to the Administrative Agent for application to the payment of the Senior Obligations until all of the Senior Obligations shall have been paid in full, after giving effect to any concurrent payment or distribution or provision therefor to the Lender Parties.

     No right of the Lender Parties or any other present or future holders of any Senior Obligations to enforce the subordination provisions herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Borrower or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by any Borrower with the terms hereof, regardless of any knowledge thereof which any such holder may have or be otherwise charged with.

- Remainder of Page Intentionally Left Blank; Signature Pages Follow -

     IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first set forth above.

BORROWERS:

CARBIZ AUTO CREDIT AQ, INC.,
a Florida corporation

By:
Name:
Its:

CARBIZ USA INC.,
a Delaware corporation

By:
Name:
Its:

CARBIZ AUTO CREDIT, INC.,
a Florida corporation

By:
Name:
Its:

CARBIZ AUTO CREDIT JV1, LLC,
a Florida limited liability company

By:
Name:
Its:

TEXAS AUTO CREDIT, INC., a Florida
corporation

By:
Name:
Its:

SIGNATURE PAGE – SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

GUARANTORS:

CARBIZ INC.,
an Ontario corporation

By:
Name:
Its:

SIGNATURE PAGE – SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

ADMINISTRATIVE AGENT:

SWC SERVICES LLC, a Delaware limited
liability company, as Administrative Agent

By:
Name:	Gregory Bell
Its:	Manager

ADDITIONAL COLLATERAL AGENT:

AGM, LLC, a Delaware limited liability company,
as Additional Collateral Agent

By:
Name:	Gregory Bell
Its:	Manager

INITIAL LENDER:

SWC SERVICES LLC, a Delaware limited
liability company, as Initial Lender

By:
Name:	Gregory Bell
Its:	Manager

SIGNATURE PAGE – SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

SCHEDULE A TO
SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

     This Schedule A to the Second Amended and Restated Loan and Security Agreement is executed in conjunction with that certain Amended and Restated Loan and Security Agreement dated as of December 24, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), by and among (a) CARBIZ AUTO CREDIT AQ, INC., a Florida corporation, CARBIZ USA INC., a Delaware corporation, CARBIZ AUTO CREDIT, INC., a Florida corporation, CARBIZ AUTO CREDIT JV1, LLC, a Florida limited liability company, and TEXAS AUTO CREDIT, INC., a Florida corporation, as Borrowers, (b) CARBIZ INC., an Ontario corporation, as a Guarantor, (c) SWC SERVICES LLC, a Delaware limited liability company, as Initial Lender, (d) the other Lenders from time to time party hereto, (e) SWC SERVICES LLC, a Delaware limited liability company, as Administrative Agent for the Lenders, and (f) AGM, LLC, a Delaware limited liability company, as Additional Collateral Agent for the Lenders. Capitalized terms used but not defined herein shall have the meanings given such terms in the Loan Agreement.

ELIGIBLE RECEIVABLES TESTS

SECTION 1.1(a)(i)	AGING PROCEDURES

     The term “Aging Procedures” shall mean, with respect to a Receivable, such Receivable has been reported to the Lender in compliance with the following aging procedures:

No payment missed or due	=	Current
1 to 30 days past due	=	“30 day Account”
31 to 60 days past due	=	“60 day Account”
61 or more days past due	=	“60+ day Account”

SECTION 1.1(a)(ii)	APPROVED STATES

     The term “Approved State” shall mean Florida, Illinois, Indiana, Iowa, Kentucky, Nebraska, Ohio, Oklahoma and Texas.

SECTION 1.1(a)(iii)	ELIGIBLE RECEIVABLES A

     The term "Eligibility Receivables A" shall mean those Receivables of the Initial Borrowers that are acceptable to Administrative Agent, in its reasonable discretion, and, in each case, that meet, at a minimum, all of the following requirements:

     (i) are originated by an Initial Borrower (and that do not constitute Calcott Receivables) and arise from the extension of credit, the sale and delivery of goods, including automobiles, light trucks and other vehicles, or the rendering of services in the ordinary course of an Initial Borrower’s business;

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     (ii) is genuine, is in all respects what it purports to be and the Consumer Loan Documents evidencing such Eligible Receivable have only one original counterpart and include only one original promissory note which constitutes an instrument under the UCC and no Person other than Administrative Agent, Additional Collateral Agent or a Custodian is in actual or constructive possession of any such original Consumer Loan Documents.

     (iii) represent a valid and binding obligation of the related Account Debtor enforceable in accordance with its terms for the amount outstanding thereof without offset, counterclaim or defense (whether actual or alleged);

     (iv) as to which the Account Debtor thereunder is personally liable pursuant to the applicable Consumer Loan Documents;

     (v) comply, and as to which the related Consumer Loan Documents comply, in all respects with all applicable Laws, including, but not limited to, truth in lending and credit disclosure laws and regulations and all applicable state and federal usury laws;

     (vi) as to which (x) the related Consumer Loan Documents are in form and substance satisfactory to Administrative Agent and have been delivered to the applicable Custodian pursuant to the terms of Section 3.4 of the Loan Agreement, but provided, however, that if the Auto Title has not been delivered to the applicable Custodian within sixty (60) days after execution of the Consumer Loan Documents, any such Receivable shall not be an Eligible Receivable A until such Auto Title is so delivered and all other requirements hereunder are met, and (y) all amounts and information appearing on such Consumer Loan Documents or otherwise furnished to Lenders in connection therewith are true and correct and undisputed by the Account Debtor thereon or any guarantor thereof;

     (vii) as to which the related Account Debtor and Borrowers are not engaged in any litigation, including any action regarding nonpayment thereof;

     (viii) as to which no set-offs, counterclaims, defenses or disputes as to payments or liability thereon exist or have been asserted with respect thereto and no Borrower has made any agreement with any Account Debtor thereunder for any deduction therefrom, except a discount or allowance allowed by a Borrower in the ordinary course of its business for prompt payment, all of which discounts or allowances are reflected in the calculation of the outstanding amount of such Eligible Receivable;

     (ix) none of the Receivable, the Account Debtor thereon or any guarantor thereof is subject to any receivership, insolvency or bankruptcy proceeding, nor is any Account Debtor thereon or any guarantor thereof insolvent or has failed to meet its debts as they mature;

     (x) no facts, events or occurrences exist that, in any way, impair the validity or enforcement thereof or tend to reduce the amount payable thereunder from the amount of the Receivable shown on any schedule, or on all contracts, invoices or statements delivered to Administrative Agent with respect thereto.

     (xi) no proceedings or actions are threatened or pending against any Account Debtor that might result in any material adverse change in the Account Debtor's financial condition.

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     (xii) no instrument of release or waiver has been executed in connection with any Consumer Loan Document, and no Account Debtor has been released from its obligations thereunder, in whole or in part, and no action has been taken by a Borrower to release any collateral under the Consumer Loan Documents (other than releases of collateral in respect of Receivables that have been paid in full).

     (xiii) except as disclosed in writing to Administrative Agent, no Consumer Loan Document has been amended after the date on which such contract is pledged to the Administrative Agent, for the benefit of the Lender Parties, hereunder in any material respect or such that the amount of any monthly payment or the total number of the monthly payments is increased or such that the amount of any monthly payment or the total number of monthly payments is decreased.

     (xiv) the Borrowers have good and sufficient right to pledge, assign and deliver the Receivables free and clear from all Liens whatsoever (other than any Liens in favor of the Administrative Agent and Additional Collateral Agent);

     (xv) neither the Account Debtor thereon nor any guarantor thereof is employed by, related to, a principal of or affiliated with any Borrower or any Guarantor;

     (xvi) to the Borrowers’ knowledge, no condition exists that materially or adversely affects the value of the Receivables or jeopardizes any security therefor;

     (xvii) if the Receivables arise from the sale of goods, such goods have been delivered and accepted by the Account Debtor and are still subject to the lawful possession and control of the Account Debtor and have not been otherwise returned to or repossessed by any Initial Borrower;

     (xviii) the original principal amount thereof does not exceed the Maximum Amount of an Eligible Receivable A and the original term thereof does not exceed the Maximum Term of an Eligible Receivable A;

     (xix) has been reported to Administrative Agent and Lenders in compliance with the Aging Procedures;

     (xx) is not evidenced by a judgment or has not been reduced to judgment;

     (xxi) is not an open account or a revolving line of credit;

     (xxii) the Account Debtor thereunder is a legal resident of the United States;

     (xxiii) payments under the Receivable are to be made in United States dollars;

     (xxiv) the number of days between contractual payment dates of a Receivable does not exceed thirty (30) days based on a three hundred sixty (360) day year (or if a Tier 2 Eligible Receivable A, sixty (60) days);

     (xxv) complies with all Underwriting Guidelines;

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     (xxvi) has been originated in an Approved State;

     (xxvii) payment thereof is secured by a first priority Lien in the related Account Debtor’s automobile or other vehicle financed by such Receivable, free and clear of any Liens of other Persons (including without limitation any mechanic’s lien or claim for work, labor or material affecting such vehicle but excluding any Liens in favor of the Administrative Agent or Additional Collateral Agent), for which the related Auto Title has been issued in an Initial Borrower’s name and which automobile or other vehicle is equipped with a SID/GPS Device (provided that such vehicle need not be equipped with a SID/GPS Device to the extent such Receivable is a Receivable acquired by Carbiz AQ pursuant to the Calcott Asset Purchase Agreement and in existence on the Restatement Closing Date);

     (xxviii) is not a previously sold Receivable repurchased by an Initial Borrower on recourse;

     (xxix) (a) is thirty (30) days or less contractually past due under the due date set forth in the underlying Consumer Loan Documents (provided Receivables that otherwise would constitute Eligible Receivables because they satisfy all of the other eligibility criteria set forth herein may continue to be treated as Eligible Receivables if they are more than thirty (30) days contractually past due so long as such Receivables are no more than sixty (60) days contractually past due and the amount of such Receivables that are deemed eligible due to this parenthetical do not exceed at any time six percent (6%) of the aggregate amount of Eligible Receivables A that are not Tier 2 Eligible Receivables A) and, with respect to a particular Consumer Loan Document, has not been extended more than two (2) times in any three hundred and sixty (360) day period (with any such extension limited to thirty (30) days or less and permitted only after three months of consecutive payments), excluding any extensions in effect as of the Restatement Closing Date and one additional one time extension of not more than fourteen calendar days over the life of such Consumer Loan Document, or (b), if a Tier 2 Eligible Receivable A, is sixty (60) days or less contractually past due under the due date set forth in the underlying Consumer Loan Documents and, with respect to a particular Consumer Loan Document, has not been extended more than two (2) times in any three hundred and sixty (360) day period (with any such extension limited to thirty (30) days or less and permitted only after three months of consecutive payments), excluding any extensions in effect as of the Restatement Closing Date and one additional one time extension of not more than fourteen calendar days over the life of such Consumer Loan Document.

     (xxx) carries a minimum interest rate of 15.99% (provided (i) such minimum interest rate shall be 14% in Florida and, until such time as a Borrower is properly licensed in Nebraska so that it is permitted to charge a rate higher than 15.95%, 15.95% in Nebraska and (ii) with respect to a Tier 2 Eligible Receivable A, such minimum interest rate shall be at least 19.99%);

     (xxxi) at the time of origination of the Receivable, has maximum mileage on the underlying vehicle securing the Consumer Loan Documents that is not greater than 170,000 miles, or with respect to a Tier 2 Eligible Receivable A, the applicable lesser amount required pursuant to the Tier 2 Guidelines applicable thereto; and

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     (xxxii) the automobiles and light trucks that are subject of the Receivable shall not exceed fifteen (15) model years in age as of the date of the Receivable, or with respect to a Tier 2 Eligible Receivable A, the applicable lesser amount required pursuant to the Tier 2 Guidelines applicable thereto.

SECTION 1.1(a)(iv)	MAXIMUM AMOUNT OF AN ELIGIBLE RECEIVABLE A

The maximum principal balance of an Eligible Receivable A (the “Maximum Amount of an Eligible Receivable A”), for any date of determination, shall not exceed Six Thousand Five Hundred and No/100 Dollars ($6,500.00) as of such determination date, provided that, if (i) an Eligible Receivable A satisfies the Tier 2 Guidelines (without an exception thereto unless approved by Administrative Agent) and (ii) Administrative Agent shall have provided its written consent to the Initial Borrowers therefor (which consent shall be applicable to the sale of Automobile Inventory and the generation of Tier 2 Eligible Receivables A and inclusion of same in the calculation of Maximum Amount of Eligible Receivables A in excess of $6,500 on a location by location basis), the maximum principal balance of an Eligible Receivable A for any date of determination shall not exceed $10,000, $15,000 or $20,000, as applicable, based upon the criteria for minimum credit score, maximum mileage of the financed Automobile Inventory, maximum model year age of the financed Automobile Inventory and minimum down payment set forth on the Tier 2 Guidelines.

SECTION 1.1(a)(v)	MAXIMUM TERM OF AN ELIGIBLE RECEIVABLE A

The maximum term of an Eligible Receivable A (the “Maximum Term of an Eligible Receivable A”), for any date of determination, shall not have more than one hundred and twenty (120) weeks remaining until the due date of such Eligible Receivable A, as of such determination date, provided, that, if (i) an Eligible Receivable A satisfies the Tier 2 Guidelines (without an exception thereto unless approved by Administrative Agent) and (ii) Administrative Agent shall have provided its written consent to the Initial Borrowers therefor (which consent shall be applicable to the sale of Automobile Inventory and the generation of Tier 2 Eligible Receivables A and inclusion of same in the calculation of Maximum Amount of Eligible Receivables A in excess of $6,500 on a location by location basis), the maximum term of an Eligible Receivable A shall not exceed 36 months, 48 months or 60 months, as applicable, based upon the criteria for minimum, credit score, maximum mileage of the financed Automobile Inventory, maximum model year age of the financed Automobile Inventory and minimum down payment set forth on the Tier 2 Guidelines.

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SECTION 1.1(a)(vi)	ELIGIBLE RECEIVABLES B

     The term "Eligibility Receivables B" shall mean those Receivables of Houston Auto that are acceptable to Administrative Agent, in its reasonable discretion, and, in each case, that meet, at a minimum, all of the following requirements:

     (i) are originated by Houston Auto (and that do not constitute Texas Legacy Receivables) and arise from the extension of credit, the sale and delivery of goods, including automobiles, light trucks and other vehicles, or the rendering of services in the ordinary course of Houston Auto’s business;

     (ii) is genuine, is in all respects what it purports to be and the Consumer Loan Documents evidencing such Eligible Receivable have only one original counterpart and include only one original promissory note which constitutes an instrument under the UCC and no Person other than Administrative Agent, Additional Collateral Agent or a Custodian is in actual or constructive possession of any such original Consumer Loan Documents.

     (iii) represent a valid and binding obligation of the related Account Debtor enforceable in accordance with its terms for the amount outstanding thereof without offset, counterclaim or defense (whether actual or alleged);

     (iv) as to which the Account Debtor thereunder is personally liable pursuant to the applicable Consumer Loan Documents;

     (v) comply, and as to which the related Consumer Loan Documents comply, in all respects with all applicable Laws, including, but not limited to, truth in lending and credit disclosure laws and regulations and all applicable state and federal usury laws;

     (vi) as to which (x) the related Consumer Loan Documents are in form and substance satisfactory to Administrative Agent and have been delivered to the applicable Custodian pursuant to the terms of Section 3.4 of the Loan Agreement, but provided, however, that if the Auto Title has not been delivered to the applicable Custodian within sixty (60) days after execution of the Consumer Loan Documents, any such Receivable shall not be an Eligible Receivable B until such Auto Title is so delivered and all other requirements hereunder are met, and (y) all amounts and information appearing on such Consumer Loan Documents or otherwise furnished to Lenders in connection therewith are true and correct and undisputed by the Account Debtor thereon or any guarantor thereof;

     (vii) as to which the related Account Debtor and Borrowers are not engaged in any litigation, including any action regarding nonpayment thereof;

     (viii) as to which no set-offs, counterclaims, defenses or disputes as to payments or liability thereon exist or have been asserted with respect thereto and Houston Auto has not made any agreement with any Account Debtor thereunder for any deduction therefrom, except a discount or allowance allowed by Houston Auto in the ordinary course of its business for prompt payment, all of which discounts or allowances are reflected in the calculation of the outstanding amount of such Eligible Receivable;

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     (ix) none of the Receivable, the Account Debtor thereon or any guarantor thereof is subject to any receivership, insolvency or bankruptcy proceeding, nor is any Account Debtor thereon or any guarantor thereof insolvent or has failed to meet its debts as they mature;

     (x) no facts, events or occurrences exist that, in any way, impair the validity or enforcement thereof or tend to reduce the amount payable thereunder from the amount of the Receivable shown on any schedule, or on all contracts, invoices or statements delivered to Administrative Agent with respect thereto.

     (xi) no proceedings or actions are threatened or pending against any Account Debtor that might result in any material adverse change in the Account Debtor's financial condition.

     (xii) no instrument of release or waiver has been executed in connection with any Consumer Loan Document, and no Account Debtor has been released from its obligations thereunder, in whole or in part, and no action has been taken by Houston Auto to release any collateral under the Consumer Loan Documents (other than releases of collateral in respect of Receivables that have been paid in full).

     (xiii) except as disclosed in writing to Administrative Agent, no Consumer Loan Document has been amended after the date on which such contract is pledged to the Administrative Agent, for the benefit of the Lender Parties, hereunder in any material respect or such that the amount of any monthly payment or the total number of the monthly payments is increased or such that the amount of any monthly payment or the total number of monthly payments is decreased.

     (xiv) Houston Auto has good and sufficient right to pledge, assign and deliver the Receivables free and clear from all Liens whatsoever (other than any Liens in favor of the Administrative Agent and Additional Collateral Agent);

     (xv) neither the Account Debtor thereon nor any guarantor thereof is employed by, related to, a principal of or affiliated with any Borrower or any Guarantor;

     (xvi) to the Borrowers’ knowledge, no condition exists that materially or adversely affects the value of the Receivables or jeopardizes any security therefor;

     (xvii) if the Receivables arise from the sale of goods, such goods have been delivered and accepted by the Account Debtor and are still subject to the lawful possession and control of the Account Debtor and have not been otherwise returned to or repossessed by Houston Auto;

     (xviii) the original principal amount thereof does not exceed the Maximum Amount of an Eligible Receivable B and the original term thereof does not exceed the Maximum Term of an Eligible Receivable B;

     (xix) has been reported to Administrative Agent and Lenders in compliance with the Aging Procedures;

     (xx) is not evidenced by a judgment or has not been reduced to judgment;

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     (xxi) is not an open account or a revolving line of credit;

     (xxii) the Account Debtor thereunder is a legal resident of the United States;

     (xxiii) payments under the Receivable are to be made in United States dollars;

     (xxiv) the number of days between contractual payment dates of a Receivable does not exceed sixty (60) days based on a three hundred sixty (360) day year;

     (xxv) complies with all Underwriting Guidelines;

     (xxvi) has been originated in an Approved State;

     (xxvii) payment thereof is secured by a first priority Lien in the related Account Debtor’s automobile or other vehicle financed by such Receivable, free and clear of any Liens of other Persons (including without limitation any mechanic’s lien or claim for work, labor or material affecting such vehicle but excluding any Liens in favor of the Administrative Agent or Additional Collateral Agent), for which the related Auto Title has been issued in Houston Auto’s name and which automobile or other vehicle is equipped with a SID/GPS Device (provided that such vehicle need not be equipped with a SID/GPS Device to the extent such Receivable is a Receivable acquired by Houston Auto pursuant to the AGM Asset Purchase Agreement and in existence on the Closing Date);

     (xxviii)is not a previously sold Receivable repurchased by Houston Auto on recourse;

     (xxix) is sixty (60) days or less contractually past due under the due date set forth in the underlying Consumer Loan Documents and, with respect to a particular Consumer Loan Document, has not been extended more than two (2) times in any three hundred and sixty (360) day period (with any such extension limited to thirty (30) days or less and permitted only after three months of consecutive payments), excluding any extensions in effect as of the Restatement Closing Date and one additional one time extension of not more than fourteen calendar days over the life of such Consumer Loan Document.

     (xxx) carries a minimum interest rate of 17.99%, or, with respect to a Tier 2 Eligible Receivable B, 19.99%;

     (xxxi) at the time of origination of the Receivable, has maximum mileage on the underlying vehicle securing the Consumer Loan Documents that is not greater than 170,000 miles, or with respect to a Tier 2 Eligible Receivable B, the applicable lesser amount required pursuant to the Tier 2 Guidelines applicable thereto; and

     (xxxii) the automobiles and light trucks that are subject of the Receivable shall not exceed fifteen (15) model years in age as of the date of the Receivable, or with respect to a Tier 2 Eligible Receivable B, the applicable lesser amount required pursuant to the Tier 2 Guidelines applicable thereto.

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SECTION 1.1(a)(vii)	MAXIMUM AMOUNT OF AN ELIGIBLE RECEIVABLE B

The maximum principal balance of an Eligible Receivable B (the “Maximum Amount of an Eligible Receivable B”), for any date of determination, shall not exceed Six Thousand Five Hundred and No/100 Dollars ($6,500.00) as of such determination date, provided, that in the event such Eligible Receivable B satisfies the Tier 2 Guidelines (without an exception thereto unless approved by Administrative Agent), the maximum principal balance of an Eligible Receivable B for any date of determination shall not exceed $10,000, $15,000 or $20,000, as applicable, based upon the criteria for minimum credit score, maximum mileage of the financed Automobile Inventory, maximum model year age of the financed Automobile Inventory and minimum down payment set forth on the Tier 2 Guidelines.

SECTION 1.1(a)(viii)	MAXIMUM TERM OF AN ELIGIBLE RECEIVABLE B

The maximum term of an Eligible Receivable B (the “Maximum Term of an Eligible Receivable B”), for any date of determination, shall not have more than one hundred and twenty (120) weeks remaining until the due date of such Eligible Receivable B, as of such determination date, provided, that in the event such Eligible Receivable B satisfies the Tier 2 Guidelines (without an exception thereto unless approved by Administrative Agent), the maximum term of an Eligible Receivable B shall not exceed 36 months, 48 months or 60 months, as applicable, based upon the criteria for minimum, credit score, maximum mileage of the financed Automobile Inventory, maximum model year age of the financed Automobile Inventory and minimum down payment set forth on the Tier 2 Guidelines.

SECTION 1.1(b)(i)	ELIGIBLE INVENTORY A

The term “Eligible Inventory A” shall mean Automobile Inventory of the Initial Borrowers that is acceptable to Administrative Agent, in its reasonable discretion, and, in each case, that meet, at a minimum, all of the following requirements:

     (i) such Automobile Inventory is the full control and possession of an Initial Borrower and located at an Initial Borrower’s place of business identified on Schedule

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5.1(n) hereto with respect to which Administrative Agent has received a collateral access agreement from the applicable lessors and/or mortgagees, in form and substance reasonably acceptable to Administrative Agent;

     (ii) such Automobile Inventory is subject to a first priority perfected Lien in favor of Administrative Agent or Additional Collateral Agent;

     (iii) such Automobile Inventory is owned by an Initial Borrower free and clear of the Lien of any Person other than the Lien of Administrative Agent and Additional Collateral Agent;

     (iv) such Automobile Inventory has been owned by Borrowers for a period of one hundred and eighty (180) days or less;

     (v) such Automobile Inventory has not been damaged, the repair cost of which exceeds ten percent (10%) of the average Black Book wholesale value of such Automobile Inventory;

     (vi) such Automobile Inventory is not subject to litigation (or threatened litigation) by or involving a Borrower;

     (vii) such Automobile Inventory is a type of vehicle that has been manufactured in accordance with all applicable Laws and of a type that may be registered for road use under the laws of the Approved State in which such Automobile Inventory is located;

     (viii) such Automobile Inventory is not Inventory that Administrative Agent has determined, in the exercise of its reasonable determination, or in the determination of Borrowers’ management, is excess, obsolete, unsaleable or unfit for sale;

     (ix) such Automobile Inventory is not otherwise unacceptable to Administrative Agent in its reasonable credit judgment due to age, quality, type, category and/or quantity;

     (x) such Automobile Inventory shall have been purchased at average Black Book wholesale value plus or minus mileage credits or deductions;

     (xi) such Automobile Inventory shall have a maximum mileage of 170,000 at the time of purchase by a Borrower and shall not exceed fifteen (15) model years in age at the time of purchase by a Borrower (provided that the restriction set forth in this clause (xi) shall not apply to Calcott Automobile Inventory); and

     (xii) if replacing Title Guaranties, Title Applications or Title Receipts, the Auto Title with respect to such Automobile Inventory shall have been delivered to the applicable Custodian within thirty (30) calendar days of the purchase of such Automobile Inventory by a Borrower.

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SECTION 1.1(b)(ii)	ELIGIBLE INVENTORY B

The term “Eligible Inventory B” shall mean Automobile Inventory of Houston Auto that is acceptable to Administrative Agent, in its reasonable discretion, and, in each case, that meet, at a minimum, all of the following requirements:

     (i) such Automobile Inventory is the full control and possession of Houston Auto and located at Houston Auto’s place of business identified on Schedule 5.1(n) hereto with respect to which Administrative Agent has received a collateral access agreement from the applicable lessors and/or mortgagees, in form and substance reasonably acceptable to Administrative Agent;

     (ii) such Automobile Inventory is subject to a first priority perfected Lien in favor of Administrative Agent or Additional Collateral Agent;

     (iii) such Automobile Inventory is owned by Houston Auto free and clear of the Lien of any Person other than the Lien of Administrative Agent and Additional Collateral Agent;

     (iv) such Automobile Inventory has been owned by Houston Auto for a period of one hundred and eighty (180) days or less (provided that such one hundred and eighty day period shall not commence with respect to Texas Legacy Automobile Inventory until such time as Houston Auto shall have received its dealer license from the Texas department of transportation);

     (v) such Automobile Inventory has not been damaged, the repair cost of which exceeds ten percent (10%) of the average Black Book wholesale value of such Automobile Inventory;

     (vi) such Automobile Inventory is not subject to litigation (or threatened litigation) by or involving a Borrower;

     (vii) such Automobile Inventory is a type of vehicle that has been manufactured in accordance with all applicable Laws and of a type that may be registered for road use under the laws of the Approved State in which such Automobile Inventory is located;

     (viii) such Automobile Inventory is not Inventory that Administrative Agent has determined, in the exercise of its reasonable determination, or in the determination of Borrowers’ management, is excess, obsolete, unsaleable or unfit for sale;

     (ix) such Automobile Inventory is not otherwise unacceptable to Administrative Agent in its reasonable credit judgment due to age, quality, type, category and/or quantity;

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     (x) such Automobile Inventory shall have been purchased at average Black Book wholesale value plus or minus mileage credits or deductions;

     (xi) such Automobile Inventory shall have a maximum mileage of 170,000 at the time of purchase by Houston Auto and shall not exceed fifteen (15) model years in age at the time of purchase by Houston Auto (provided that the restriction set forth in this clause (xi) shall not apply to Texas Legacy Automobile Inventory); and

     (xii) if replacing Title Guaranties, Title Applications or Title Receipts, the Auto Title with respect to such Automobile Inventory shall have been delivered to the applicable Custodian within thirty (30) calendar days of the purchase of such Automobile Inventory by Houston Auto.

SECTION 2.1(b)(i)	AVAILABILITY ON ELIGIBLE RECEIVABLES A

The “Availability on Eligible Receivables A” shall be an amount equal to the lesser of (i) the Amount of Receivables Credit Line A in effect from time to time, (ii) sixty percent (60%) (the “Receivables A Advance Rate”) of the outstanding principal balance of all Eligible Receivables A, (iii) one hundred percent (100%) of the Borrowers’ cost basis (defined as invoice cost, make ready costs and commissions of sale) with respect to the automobiles sold with respect to such Eligible Receivables A and (iv) 100% of the Black Book average wholesale of the vehicles collateralizing such Receivables.

If the Loss to Liquidation Ratio of the Initial Borrowers for the most recently ended three month period exceeds twenty percent (20%), the Receivables A Advance Rate shall be reduced by the corresponding percentage of such excess. Thereafter, should the Loss to Liquidation Ratio of the Initial Borrowers for any subsequent three month period improve such that it is twenty percent (20%) or less, the Administrative Agent shall increase Receivables A Advance Rate by a corresponding percentage to a percentage not to exceed sixty percent (60%).

SECTION 2.1(b)(ii)	AVAILABILITY ON ELIGIBLE RECEIVABLES B

The “Availability on Eligible Receivables B” shall be an amount equal to the lesser of (i) the Amount of Receivables Credit Line B in effect from time to time, (ii) sixty percent (60%) (the “Receivables B Advance Rate”) of the outstanding principal balance of all Eligible Receivables B, (iii) one hundred percent (100%) of the Borrowers’ cost basis (defined as invoice cost, make ready costs and commissions of sale) with respect to the automobiles sold with respect to such Eligible Receivables B and (iv) 100% of the Black Book average wholesale of the vehicles collateralizing such Receivables.

If the Loss to Liquidation Ratio of Houston Auto for the most recently ended three month period exceeds thirty percent (30%), the Receivables B Advance Rate

12

shall be reduced by the corresponding percentage of such excess. Thereafter, should the Loss to Liquidation Ratio of Houston Auto for any subsequent three month period improve such that it is thirty percent (30%) or less, the Administrative Agent shall increase Receivables B Advance Rate by a corresponding percentage to a percentage not to exceed sixty percent (60%).

SECTION 2.2(a)(i)	AVAILABILITY ON ELIGIBLE INVENTORY A

The “Availability on Eligible Inventory A” shall be the lesser of (A) the Amount of Inventory Credit Line A and (B) the sum of (i) for vehicles owned by Initial Borrowers 0 – 120 days, an amount equal to the lesser of (x) one hundred percent (100%) of the Initial Borrowers’ Acquisition Cost and (y) one hundred percent (100%) of the Black Book wholesale value of the vehicle; plus (ii) for vehicles owned 121 to 180 days, the lesser of (x) eighty percent (80%) of the Initial Borrowers’ Acquisition Cost and (y) 100% of wholesale value of vehicle; plus (iii) for vehicles owned by the Initial Borrowers 181 days or more, 0% of the Initial Borrowers’ Acquisition Cost (such applicable percentage, the “Inventory A Advance Rate”).

“Initial Borrower’s Acquisition Cost” shall mean (i) the actual purchase price paid by Initial Borrowers in respect of Eligible Inventory A (including trade-in credit given by Initial Borrowers to the seller of any vehicle) plus (ii) actual repair and “make ready” costs per vehicle constituting Eligible Inventory A (the foregoing clauses (i) and (ii) in the aggregate not to exceed average Black Book wholesale value for such vehicle plus $400), plus (iii) up to $250 for installation of a GPS/SIDS Device per vehicle constituting Eligible Inventory A.

SECTION 2.2(a)(ii)	AVAILABILITY ON ELIGIBLE INVENTORY B

The “Availability on Eligible Inventory B” shall be the lesser of (A) the Amount of Inventory Credit Line B and (B) the sum of (i) for vehicles owned by Houston Auto 0 – 120 days, an amount equal to the lesser of (x) one hundred percent (100%) of the Houston Auto Acquisition Cost and (y) one hundred percent (100%) of the Black Book wholesale value of the vehicle; plus (ii) for vehicles owned 121 to 180 days, the lesser of (x) eighty percent (80%) of the Houston Auto Acquisition Cost and (y) 100% of wholesale value of vehicle; plus (iii) for vehicles owned by Houston Auto 181 days or more, 0% of the Houston Auto Acquisition Cost (such applicable percentage, the “Inventory B Advance Rate”). With respect to the Texas Legacy Automobile Inventory, the 120 and 180 day periods set forth above shall be deemed to commence on the date Houston Auto acquires its dealer license from the Texas department of transportation, and not the date of Houston Auto’s acquisition of such Texas Legacy Automobile Inventory.

13

“Houston Auto Acquisition Cost” shall mean (i) the actual purchase price paid by Houston Auto in respect of Eligible Inventory B (including trade-in credit given by Houston Auto to the seller of any vehicle) plus (ii) actual repair and “make ready” costs per vehicle constituting Eligible Inventory B (the foregoing clauses (i) and (ii) in the aggregate not to exceed average Black Book wholesale value for such vehicle plus $400) plus (iii) up to $250 for installation of a GPS/SIDS Device per vehicle constituting Eligible Inventory B.

SECTION 2.11	LIQUIDATED DAMAGES

The term “Liquidated Damages” shall mean:

     (a) for the period from the Restatement Closing Date through and including September 30, 2008, an amount equal to (i) 4.0% of the then applicable Amount of Receivables Credit Line A plus (ii) 4.0% of the then applicable Amount of Inventory Credit Line A;

     (b) for the period from October 1, 2008 through and including September 30, 2009, an amount equal to (i) 3.0% of the then applicable Amount of Receivables Credit Line A plus (ii) 3.0% of the then applicable Amount of Inventory Credit Line A;

     (c) for the period from October 1, 2009 through and including September 30, 2010, an amount equal to (i) 2.0% of the then applicable Amount of Receivables Credit Line A plus (ii) 2.0% of the then applicable Amount of Inventory Credit Line A;

     (d) for the period from October 1, 2010 through and including September 30, 2011, an amount equal to (i) 1.0% of the then applicable Amount of Receivables Credit Line A plus (ii) 1.0% of the then applicable Amount of Inventory Credit Line A;

     (e) for the period from the Closing Date through and including December 31, 2008, an amount equal to (i) 3.0% of the then applicable Amount of Receivables Credit Line B plus (ii) 3.0% of the then applicable Amount of Inventory Credit Line B;

     (f) for the period from January 1, 2009 through and including December 31, 2009, an amount equal to (i) 2.0% of the then applicable Amount of Receivables Credit Line B plus (ii) 2.0% of the then applicable Amount of Inventory Credit Line B; and

     (g) for the period from January 1, 2010 through and including December 24, 2010, an amount equal to (i) 1.0% of the then applicable Amount of Receivables Credit Line B plus (ii) 1.0% of the then applicable Amount of Inventory Credit Line B.

14

SECTION 2.15	FEES

     The Borrowers shall pay the Initial Lender a commitment fee of $150,000 due and payable by Borrowers on the Restatement Closing Date.

SECTION 3.11	USE OF PROCEEDS

     Proceeds of the Term Loan A funded on the Restatement Closing Date shall first be used by Carbiz AQ to finance the acquisition of the Purchased Assets (as defined in the Calcott Asset Purchase Agreement) pursuant to the terms of the Calcott Asset Purchase Agreement and pay related transaction fees, costs and expenses in respect thereof, and the remainder of any proceeds of the Term Loan A funded on the Restatement Closing Date or thereafter, if any, shall be used by the Initial Borrowers for working capital purposes in the ordinary course of business.

     Proceeds of the Term Loan B funded on the Closing Date shall first be used by Houston Auto to finance the acquisition of the Transferred Assets (as defined in the Texas Asset Purchase Agreement) pursuant to the terms of the Texas Asset Purchase Agreement and pay related transaction fees, costs and expenses in respect thereof, and the remainder of any proceeds of the Term Loan B funded on the Closing Date or thereafter, if any, shall be used by Houston Auto for working capital purposes in the ordinary course of business (provided, that the January 10 Term B Advance shall only be used to fund the purchase price under the Subsequent Texas Asset Purchase Agreement).

     IN WITNESS WHEREOF, the Borrowers have executed this Schedule A effective as of the Closing Date.

CARBIZ AUTO CREDIT AQ, INC.,
a Florida corporation

By:
Name:
Its:

CARBIZ USA INC.,
a Delaware corporation

By:
Name:
Its:

15

CARBIZ AUTO CREDIT, INC.,
a Florida corporation

By:
Name:
Its:

CARBIZ AUTO CREDIT JV1, LLC,
a Florida limited liability company

By:
Name:
Its:

TEXAS AUTO CREDIT, INC., a Florida
corporation

By:
Name:
Its:

16

EXHIBIT F-1

RECEIVABLES NOTE A

$____________________	_________, 20__
Chicago, Illinois

     FOR VALUE RECEIVED, the undersigned, CARBIZ USA INC., a Delaware corporation (“Carbiz USA”), CARBIZ AUTO CREDIT, INC., a Florida corporation (“Carbiz Auto”), CARBIZ AUTO CREDIT JV1, LLC, a Florida limited liability company (“Carbiz LLC”), and CARBIZ AUTO CREDIT AQ, INC., a Florida corporation (“Carbiz AQ”; Carbiz USA, Carbiz Auto, Carbiz LLC and Carbiz AQ are sometimes referred to herein individually as a “Borrower” and, collectively, as the “Borrowers”), hereby jointly and severally promise to pay to the order of SWC SERVICES LLC, a Delaware limited liability company (the “Lender”), the principal sum of _____________ and No/100 Dollars ($_________), or, if greater or less, the aggregate unpaid principal amount of the Receivables Loan A Advances made by Lender to Borrowers pursuant to the terms of the Loan and Security Agreement (as hereinafter defined), together with interest on the unpaid principal balance thereof as set forth in the Loan and Security Agreement, both principal and interest payable as herein provided in lawful money of the United States of America at the offices of Administrative Agent under the Loan and Security Agreement, or at such other place as from time to time may be designated by the holder of this Receivables Note A (this “Note”).

     This Note (a) is issued and delivered under that certain Second Amended and Restated Loan and Security Agreement dated as of December 24, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan and Security Agreement”) among the Borrowers, [ _____________], certain guarantors party thereto, the Initial Lender, certain other Lenders from time to time party thereto, SWC SERVICES LLC, a Delaware limited liability company, as administrative agent (in such capacity, “Administrative Agent”) for the Lenders, and the Additional Collateral Agent party thereto, and is a “Note” as defined therein, (b) is subject to the terms and provisions of the Loan and Security Agreement, which contains provisions for payments and prepayments hereunder and acceleration of the maturity hereof upon the happening of certain stated events, and (c) is secured by and entitled to the benefits of the Loan and Security Agreement and certain other Loan Documents (as identified and defined in the Loan and Security Agreement). Payments on this Note shall be made and applied as provided in the Loan and Security Agreement. Reference is hereby made to the Loan and Security Agreement for a description of certain rights, limitations of rights, obligations and duties of the parties hereto and for the meanings assigned to capitalized terms used and not defined herein and to the Loan Documents for a description of the nature and extent of the security thereby provided and the rights of the parties thereto.

     The principal amount of this Note, together with all interest accrued hereon, shall be due and payable as set forth in the Loan and Security Agreement and is due and payable in full on the Maturity Date applicable to the Revolving Loan.

1

EXHIBIT F-1

     Notwithstanding the foregoing paragraph and all other provisions of this Note, in no event shall the interest payable hereon, whether before or after maturity, exceed the maximum interest which, under applicable Law, may be contracted for, charged, or received on this Note, and this Note is expressly made subject to the provisions of the Loan and Security Agreement which more fully set out the limitations on how interest accrues hereon.

     Without limiting the terms of the Loan and Security Agreement, if this Note is placed in the hands of an attorney for collection after default, or if all or any part of the indebtedness represented hereby is proved, established or collected in any court or in any bankruptcy, receivership, debtor relief, probate or other court proceedings, Borrowers and all endorsers, sureties and guarantors of this Note jointly and severally agree to pay attorneys’ fees and collection costs to the holder hereof in addition to the principal and interest payable hereunder.

     Borrowers and all endorsers, sureties and guarantors of this Note hereby severally waive demand, presentment, notice of demand and of dishonor and nonpayment of this Note, protest, notice of protest, notice of intention to accelerate the maturity of this Note, declaration or notice of acceleration of the maturity of this Note, diligence in collecting, the bringing of any suit against any party and any notice of or defense on account of any extensions, renewals, partial payments or changes in any manner of or in this Note or in any of its terms, provisions and covenants, or any releases or substitutions of any security, or any delay, indulgence or other act of any trustee or any holder hereof, whether before or after maturity.

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2

EXHIBIT F-1

     This Note and the rights and duties of the parties hereto shall be governed by the Laws of the State of Illinois (without regard to principles of conflicts of law), except to the extent the same are governed by applicable federal Law.

BORROWERS:

CARBIZ AUTO CREDIT AQ, INC.,
a Florida corporation

By:
Name:
Its:

CARBIZ USA INC.,
a Delaware corporation

By:
Name:
Its:

CARBIZ AUTO CREDIT, INC.,
a Florida corporation

By:
Name:
Its:

CARBIZ AUTO CREDIT JV1, LLC,
a Florida limited liability company

By:
Name:
Its:

3

EXHIBIT F-1

EXHIBIT F-2

INVENTORY NOTE A

$________________________	______________, 20__
Chicago, Illinois

     FOR VALUE RECEIVED, the undersigned, CARBIZ USA INC., a Delaware corporation (“Carbiz USA”), CARBIZ AUTO CREDIT, INC., a Florida corporation (“Carbiz Auto”), CARBIZ AUTO CREDIT JV1, LLC, a Florida limited liability company (“Carbiz LLC”), and CARBIZ AUTO CREDIT AQ, INC., a Florida corporation (“Carbiz AQ”; Carbiz USA, Carbiz Auto, Carbiz LLC and Carbiz AQ are sometimes referred to herein individually as a “Borrower” and, collectively, as the “Borrowers”), hereby jointly and severally promise to pay to the order of SWC SERVICES LLC, a Delaware limited liability company (the “Lender”), the principal sum of _____________and No/100 Dollars ($_________), or, if greater or less, the aggregate unpaid principal amount of the Inventory Loan A Advances made by Lender to Borrowers pursuant to the terms of the Loan and Security Agreement (as hereinafter defined), together with interest on the unpaid principal balance thereof as set forth in the Loan and Security Agreement, both principal and interest payable as herein provided in lawful money of the United States of America at the offices of Administrative Agent under the Loan and Security Agreement, or at such other place as from time to time may be designated by the holder of this Inventory Note A (this “Note”).

     This Note (a) is issued and delivered under that certain Second Amended and Restated Loan and Security Agreement dated as of December 24, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan and Security Agreement”) among the Borrowers, [ _________________] , certain guarantors party thereto, the Initial Lender, certain other Lenders from time to time party thereto, SWC SERVICES LLC, a Delaware limited liability company, as administrative agent (in such capacity, “Administrative Agent”) for the Lenders, and the Additional Collateral Agent party thereto, and is a “Note” as defined therein, (b) is subject to the terms and provisions of the Loan and Security Agreement, which contains provisions for payments and prepayments hereunder and acceleration of the maturity hereof upon the happening of certain stated events, and (c) is secured by and entitled to the benefits of the Loan and Security Agreement and certain other Loan Documents (as identified and defined in the Loan and Security Agreement). Payments on this Note shall be made and applied as provided in the Loan and Security Agreement. Reference is hereby made to the Loan and Security Agreement for a description of certain rights, limitations of rights, obligations and duties of the parties hereto and for the meanings assigned to capitalized terms used and not defined herein and to the Loan Documents for a description of the nature and extent of the security thereby provided and the rights of the parties thereto.

     The principal amount of this Note, together with all interest accrued hereon, shall be due and payable as set forth in the Loan and Security Agreement and is due and payable in full on the Maturity Date applicable to the Inventory Loan.

1

EXHIBIT F-2

     Notwithstanding the foregoing paragraph and all other provisions of this Note, in no event shall the interest payable hereon, whether before or after maturity, exceed the maximum interest which, under applicable Law, may be contracted for, charged, or received on this Note, and this Note is expressly made subject to the provisions of the Loan and Security Agreement which more fully set out the limitations on how interest accrues hereon.

     Without limiting the terms of the Loan and Security Agreement, if this Note is placed in the hands of an attorney for collection after default, or if all or any part of the indebtedness represented hereby is proved, established or collected in any court or in any bankruptcy, receivership, debtor relief, probate or other court proceedings, Borrowers and all endorsers, sureties and guarantors of this Note jointly and severally agree to pay attorneys’ fees and collection costs to the holder hereof in addition to the principal and interest payable hereunder.

     Borrowers and all endorsers, sureties and guarantors of this Note hereby severally waive demand, presentment, notice of demand and of dishonor and nonpayment of this Note, protest, notice of protest, notice of intention to accelerate the maturity of this Note, declaration or notice of acceleration of the maturity of this Note, diligence in collecting, the bringing of any suit against any party and any notice of or defense on account of any extensions, renewals, partial payments or changes in any manner of or in this Note or in any of its terms, provisions and covenants, or any releases or substitutions of any security, or any delay, indulgence or other act of any trustee or any holder hereof, whether before or after maturity.

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2

EXHIBIT F-2

     This Note and the rights and duties of the parties hereto shall be governed by the Laws of the State of Illinois (without regard to principles of conflicts of law), except to the extent the same are governed by applicable federal Law.

BORROWERS:

CARBIZ AUTO CREDIT AQ, INC.,
a Florida corporation

By:
Name:
Its:

CARBIZ USA INC.,
a Delaware corporation

By:
Name:
Its:

CARBIZ AUTO CREDIT, INC.,
a Florida corporation

By:
Name:
Its:

CARBIZ AUTO CREDIT JV1, LLC,
a Florida limited liability company

By:
Name:
Its:

3

EXHIBIT F-2

EXHIBIT F-3

TERM NOTE A

$____________	______________, 2007
Chicago, Illinois

     FOR VALUE RECEIVED, the undersigned, CARBIZ USA INC., a Delaware corporation (“Carbiz USA”), CARBIZ AUTO CREDIT, INC., a Florida corporation (“Carbiz Auto”), CARBIZ AUTO CREDIT JV1, LLC, a Florida limited liability company (“Carbiz LLC”), and CARBIZ AUTO CREDIT AQ, INC., a Florida corporation (“Carbiz AQ”; Carbiz USA, Carbiz Auto, Carbiz LLC and Carbiz AQ are sometimes referred to herein individually as a “Borrower” and, collectively, as the “Borrowers”), hereby jointly and severally promise to pay to the order of SWC SERVICES LLC, a Delaware limited liability company (the “Lender”), the principal sum of __________________and No/100 Dollars ($______________), or, if greater or less, the aggregate unpaid principal amount of the Term Loan A made by Lender to Borrowers pursuant to the terms of the Loan and Security Agreement (as hereinafter defined), together with interest on the unpaid principal balance thereof as set forth in the Loan and Security Agreement, both principal and interest payable as herein provided in lawful money of the United States of America at the offices of Administrative Agent under the Loan and Security Agreement, or at such other place as from time to time may be designated by the holder of this Term Note A (this “Note”).

     This Note (a) is issued and delivered under that certain Second Amended and Restated Loan and Security Agreement dated as of December 24, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan and Security Agreement”) among the Borrowers, certain guarantors party thereto, the Initial Lender, certain other Lenders from time to time party thereto, SWC SERVICES LLC, a Delaware limited liability company, as administrative agent (in such capacity, “Administrative Agent”) for the Lenders, and the Additional Collateral Agent party thereto, and is a “Note” as defined therein, (b) is subject to the terms and provisions of the Loan and Security Agreement, which contains provisions for payments and prepayments hereunder and acceleration of the maturity hereof upon the happening of certain stated events, and (c) is secured by and entitled to the benefits of the Loan and Security Agreement and certain other Loan Documents (as identified and defined in the Loan and Security Agreement). Payments on this Note shall be made and applied as provided in the Loan and Security Agreement. Reference is hereby made to the Loan and Security Agreement for a description of certain rights, limitations of rights, obligations and duties of the parties hereto and for the meanings assigned to capitalized terms used and not defined herein and to the Loan Documents for a description of the nature and extent of the security thereby provided and the rights of the parties thereto.

     The principal amount of this Note, together with all interest accrued hereon, shall be due and payable as set forth in the Loan and Security Agreement and is due and payable in full on the Maturity Date applicable to the Term Loan.

1

EXHIBIT F-3

     Notwithstanding the foregoing paragraph and all other provisions of this Note, in no event shall the interest payable hereon, whether before or after maturity, exceed the maximum interest which, under applicable Law, may be contracted for, charged, or received on this Note, and this Note is expressly made subject to the provisions of the Loan and Security Agreement which more fully set out the limitations on how interest accrues hereon.

     Without limiting the terms of the Loan and Security Agreement, if this Note is placed in the hands of an attorney for collection after default, or if all or any part of the indebtedness represented hereby is proved, established or collected in any court or in any bankruptcy, receivership, debtor relief, probate or other court proceedings, Borrowers and all endorsers, sureties and guarantors of this Note jointly and severally agree to pay attorneys’ fees and collection costs to the holder hereof in addition to the principal and interest payable hereunder.

     Borrowers and all endorsers, sureties and guarantors of this Note hereby severally waive demand, presentment, notice of demand and of dishonor and nonpayment of this Note, protest, notice of protest, notice of intention to accelerate the maturity of this Note, declaration or notice of acceleration of the maturity of this Note, diligence in collecting, the bringing of any suit against any party and any notice of or defense on account of any extensions, renewals, partial payments or changes in any manner of or in this Note or in any of its terms, provisions and covenants, or any releases or substitutions of any security, or any delay, indulgence or other act of any trustee or any holder hereof, whether before or after maturity.

- Remainder of Page Intentionally Left Blank; Signature Page Follows -

2

EXHIBIT F-3

     This Note and the rights and duties of the parties hereto shall be governed by the Laws of the State of Illinois (without regard to principles of conflicts of law), except to the extent the same are governed by applicable federal Law.

BORROWERS:

CARBIZ AUTO CREDIT AQ, INC.,
a Florida corporation

By:
Name:
Its:

CARBIZ USA INC.,
a Delaware corporation

By:
Name:
Its:

CARBIZ AUTO CREDIT, INC.,
a Florida corporation

By:
Name:
Its:

CARBIZ AUTO CREDIT JV1, LLC,
a Florida limited liability company

By:
Name:
Its:

3

EXHIBIT F-3

EXHIBIT F-4

RECEIVABLES NOTE B

$ __________________	_______________, 20__
Chicago, Illinois

     FOR VALUE RECEIVED, the undersigned, TEXAS AUTO CREDIT, INC., a Florida corporation (“Borrower”) hereby promises to pay to the order of SWC SERVICES LLC, a Delaware limited liability company (the “Lender”), the principal sum of _____________and No/100 Dollars ($_________), or, if greater or less, the aggregate unpaid principal amount of the Receivables Loan B Advances made by Lender to Borrower pursuant to the terms of the Loan and Security Agreement (as hereinafter defined), together with interest on the unpaid principal balance thereof as set forth in the Loan and Security Agreement, both principal and interest payable as herein provided in lawful money of the United States of America at the offices of Administrative Agent under the Loan and Security Agreement, or at such other place as from time to time may be designated by the holder of this Receivables Note B (this “Note”).

     This Note (a) is issued and delivered under that certain Second Amended and Restated Loan and Security Agreement dated as of December 24, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan and Security Agreement”) among the Borrower, Carbiz USA Inc., a Delaware corporation, Carbiz Auto Credit, Inc., a Florida corporation, Carbiz Auto Credit JV1, LLC, a Florida limited liability company, and Carbiz Auto Credit AQ, Inc., a Florida corporation, certain guarantors party thereto, the Initial Lender, certain other Lenders from time to time party thereto, SWC SERVICES LLC, a Delaware limited liability company, as administrative agent (in such capacity, “Administrative Agent”) for the Lenders, and the Additional Collateral Agent party thereto, and is a “Note” as defined therein, (b) is subject to the terms and provisions of the Loan and Security Agreement, which contains provisions for payments and prepayments hereunder and acceleration of the maturity hereof upon the happening of certain stated events, and (c) is secured by and entitled to the benefits of the Loan and Security Agreement and certain other Loan Documents (as identified and defined in the Loan and Security Agreement). Payments on this Note shall be made and applied as provided in the Loan and Security Agreement. Reference is hereby made to the Loan and Security Agreement for a description of certain rights, limitations of rights, obligations and duties of the parties hereto and for the meanings assigned to capitalized terms used and not defined herein and to the Loan Documents for a description of the nature and extent of the security thereby provided and the rights of the parties thereto.

     The principal amount of this Note, together with all interest accrued hereon, shall be due and payable as set forth in the Loan and Security Agreement and is due and payable in full on the Maturity Date applicable to the Revolving Loan.

     Notwithstanding the foregoing paragraph and all other provisions of this Note, in no event shall the interest payable hereon, whether before or after maturity, exceed the maximum interest which, under applicable Law, may be contracted for, charged, or received on this Note,

1

EXHIBIT F-4

and this Note is expressly made subject to the provisions of the Loan and Security Agreement which more fully set out the limitations on how interest accrues hereon.

     Without limiting the terms of the Loan and Security Agreement, if this Note is placed in the hands of an attorney for collection after default, or if all or any part of the indebtedness represented hereby is proved, established or collected in any court or in any bankruptcy, receivership, debtor relief, probate or other court proceedings, Borrower and all endorsers, sureties and guarantors of this Note jointly and severally agree to pay attorneys’ fees and collection costs to the holder hereof in addition to the principal and interest payable hereunder.

     Borrower and all endorsers, sureties and guarantors of this Note hereby severally waive demand, presentment, notice of demand and of dishonor and nonpayment of this Note, protest, notice of protest, notice of intention to accelerate the maturity of this Note, declaration or notice of acceleration of the maturity of this Note, diligence in collecting, the bringing of any suit against any party and any notice of or defense on account of any extensions, renewals, partial payments or changes in any manner of or in this Note or in any of its terms, provisions and covenants, or any releases or substitutions of any security, or any delay, indulgence or other act of any trustee or any holder hereof, whether before or after maturity.

- Remainder of Page Intentionally Left Blank; Signature Page Follows -

2

EXHIBIT F-4

     This Note and the rights and duties of the parties hereto shall be governed by the Laws of the State of Illinois (without regard to principles of conflicts of law), except to the extent the same are governed by applicable federal Law.

BORROWER:

TEXAS AUTO CREDIT, INC., a Florida
corporation

By:
Name:
Its:

3

EXHIBIT F-4

EXHIBIT F-5

INVENTORY NOTE B

$____________	_____________ , 20__
Chicago, Illinois

     FOR VALUE RECEIVED, the undersigned TEXAS AUTO CREDIT, INC., a Florida corporation (“Borrower”) hereby promises to pay to the order of SWC SERVICES LLC, a Delaware limited liability company (the “Lender”), the principal sum of _____________and No/100 Dollars ($_________), or, if greater or less, the aggregate unpaid principal amount of the Inventory Loan B Advances made by Lender to Borrower pursuant to the terms of the Loan and Security Agreement (as hereinafter defined), together with interest on the unpaid principal balance thereof as set forth in the Loan and Security Agreement, both principal and interest payable as herein provided in lawful money of the United States of America at the offices of Administrative Agent under the Loan and Security Agreement, or at such other place as from time to time may be designated by the holder of this Inventory Note B (this “Note”).

     This Note (a) is issued and delivered under that certain Second Amended and Restated Loan and Security Agreement dated as of December 24, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan and Security Agreement”) among the Borrower, Carbiz USA Inc., a Delaware corporation, Carbiz Auto Credit, Inc., a Florida corporation, Carbiz Auto Credit JV1, LLC, a Florida limited liability company, and Carbiz Auto Credit AQ, Inc., a Florida corporation, certain guarantors party thereto, the Initial Lender, certain other Lenders from time to time party thereto, SWC SERVICES LLC, a Delaware limited liability company, as administrative agent (in such capacity, “Administrative Agent”) for the Lenders, and the Additional Collateral Agent party thereto, and is a “Note” as defined therein, (b) is subject to the terms and provisions of the Loan and Security Agreement, which contains provisions for payments and prepayments hereunder and acceleration of the maturity hereof upon the happening of certain stated events, and (c) is secured by and entitled to the benefits of the Loan and Security Agreement and certain other Loan Documents (as identified and defined in the Loan and Security Agreement). Payments on this Note shall be made and applied as provided in the Loan and Security Agreement. Reference is hereby made to the Loan and Security Agreement for a description of certain rights, limitations of rights, obligations and duties of the parties hereto and for the meanings assigned to capitalized terms used and not defined herein and to the Loan Documents for a description of the nature and extent of the security thereby provided and the rights of the parties thereto.

     The principal amount of this Note, together with all interest accrued hereon, shall be due and payable as set forth in the Loan and Security Agreement and is due and payable in full on the Maturity Date applicable to the Inventory Loan.

     Notwithstanding the foregoing paragraph and all other provisions of this Note, in no event shall the interest payable hereon, whether before or after maturity, exceed the maximum interest which, under applicable Law, may be contracted for, charged, or received on this Note,

1

EXHIBIT F-5

and this Note is expressly made subject to the provisions of the Loan and Security Agreement which more fully set out the limitations on how interest accrues hereon.

     Without limiting the terms of the Loan and Security Agreement, if this Note is placed in the hands of an attorney for collection after default, or if all or any part of the indebtedness represented hereby is proved, established or collected in any court or in any bankruptcy, receivership, debtor relief, probate or other court proceedings, Borrower and all endorsers, sureties and guarantors of this Note jointly and severally agree to pay attorneys’ fees and collection costs to the holder hereof in addition to the principal and interest payable hereunder.

     Borrower and all endorsers, sureties and guarantors of this Note hereby severally waive demand, presentment, notice of demand and of dishonor and nonpayment of this Note, protest, notice of protest, notice of intention to accelerate the maturity of this Note, declaration or notice of acceleration of the maturity of this Note, diligence in collecting, the bringing of any suit against any party and any notice of or defense on account of any extensions, renewals, partial payments or changes in any manner of or in this Note or in any of its terms, provisions and covenants, or any releases or substitutions of any security, or any delay, indulgence or other act of any trustee or any holder hereof, whether before or after maturity.

- Remainder of Page Intentionally Left Blank; Signature Page Follows -

2

EXHIBIT F-5

     This Note and the rights and duties of the parties hereto shall be governed by the Laws of the State of Illinois (without regard to principles of conflicts of law), except to the extent the same are governed by applicable federal Law.

BORROWER:

TEXAS AUTO CREDIT, INC., a Florida
corporation

By:
Name:
Its:

3

EXHIBIT F-5

EXHIBIT F-6

TERM NOTE B

$____________	_________ __, 2007
Chicago, Illinois

     FOR VALUE RECEIVED, the undersigned, TEXAS AUTO CREDIT, INC., a Florida corporation (“Borrower”), hereby promises to pay to the order of SWC SERVICES LLC, a Delaware limited liability company (the “Lender”), the principal sum of __________________and No/100 Dollars ($______________), or, if greater or less, the aggregate unpaid principal amount of the Term Loan B made by Lender to Borrower pursuant to the terms of the Loan and Security Agreement (as hereinafter defined), together with interest on the unpaid principal balance thereof as set forth in the Loan and Security Agreement, both principal and interest payable as herein provided in lawful money of the United States of America at the offices of Administrative Agent under the Loan and Security Agreement, or at such other place as from time to time may be designated by the holder of this Term Note B (this “Note”).

     This Note (a) is issued and delivered under that certain Second Amended and Restated Loan and Security Agreement dated as of December 24, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan and Security Agreement”) among the Borrower, Carbiz USA Inc., a Delaware corporation, Carbiz Auto Credit, Inc., a Florida corporation, Carbiz Auto Credit JV1, LLC, a Florida limited liability company, and Carbiz Auto Credit AQ, Inc., a Florida corporation, certain guarantors party thereto, the Initial Lender, certain other Lenders from time to time party thereto, SWC SERVICES LLC, a Delaware limited liability company, as administrative agent (in such capacity, “Administrative Agent”) for the Lenders, and the Additional Collateral Agent party thereto, and is a “Note” as defined therein, (b) is subject to the terms and provisions of the Loan and Security Agreement, which contains provisions for payments and prepayments hereunder and acceleration of the maturity hereof upon the happening of certain stated events, and (c) is secured by and entitled to the benefits of the Loan and Security Agreement and certain other Loan Documents (as identified and defined in the Loan and Security Agreement). Payments on this Note shall be made and applied as provided in the Loan and Security Agreement. Reference is hereby made to the Loan and Security Agreement for a description of certain rights, limitations of rights, obligations and duties of the parties hereto and for the meanings assigned to capitalized terms used and not defined herein and to the Loan Documents for a description of the nature and extent of the security thereby provided and the rights of the parties thereto.

     The principal amount of this Note, together with all interest accrued hereon, shall be due and payable as set forth in the Loan and Security Agreement and is due and payable in full on the Maturity Date applicable to the Term Loan.

     Notwithstanding the foregoing paragraph and all other provisions of this Note, in no event shall the interest payable hereon, whether before or after maturity, exceed the maximum

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interest which, under applicable Law, may be contracted for, charged, or received on this Note, and this Note is expressly made subject to the provisions of the Loan and Security Agreement which more fully set out the limitations on how interest accrues hereon.

     Without limiting the terms of the Loan and Security Agreement, if this Note is placed in the hands of an attorney for collection after default, or if all or any part of the indebtedness represented hereby is proved, established or collected in any court or in any bankruptcy, receivership, debtor relief, probate or other court proceedings, Borrower and all endorsers, sureties and guarantors of this Note jointly and severally agree to pay attorneys’ fees and collection costs to the holder hereof in addition to the principal and interest payable hereunder.

     Borrower and all endorsers, sureties and guarantors of this Note hereby severally waive demand, presentment, notice of demand and of dishonor and nonpayment of this Note, protest, notice of protest, notice of intention to accelerate the maturity of this Note, declaration or notice of acceleration of the maturity of this Note, diligence in collecting, the bringing of any suit against any party and any notice of or defense on account of any extensions, renewals, partial payments or changes in any manner of or in this Note or in any of its terms, provisions and covenants, or any releases or substitutions of any security, or any delay, indulgence or other act of any trustee or any holder hereof, whether before or after maturity.

- Remainder of Page Intentionally Left Blank; Signature Page Follows -

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     This Note and the rights and duties of the parties hereto shall be governed by the Laws of the State of Illinois (without regard to principles of conflicts of law), except to the extent the same are governed by applicable federal Law.

BORROWER:

TEXAS AUTO CREDIT, INC., a Florida
corporation

By:
Name:
Its:

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